AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JUNE 24, 2024

1933 Act Registration File No.: 333-227298

1940 Act File No.: 811-23377

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. ___	☐
Post-Effective Amendment No. 220	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 221	☒

TIDAL ETF TRUST

(Exact Name of Registrant as Specified in Charter)

234 West Florida Street, Suite 203

Milwaukee, Wisconsin 53204

(Address of Principal Executive Offices, Zip Code)

(Registrant’s Telephone Number, including Area Code) (844) 986-7700

The Corporation Trust Company

1209 Orange Street

Corporation Trust Center

Wilmington, DE 19801

(Name and Address of Agent for Service)

Copies to:

Eric W. Falkeis Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204	Christopher M. Cahlamer Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)
☒	on June 28, 2024 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

Explanatory Note: This Post-Effective Amendment No. 220 to the Registration Statement of Tidal ETF Trust is being filed to add the audited financial statements and certain related financial information for the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF for the fiscal year ended February 29, 2024 and the SoFi Enhanced Yield ETF’s audited financial statements for the fiscal period of November 14, 2023 (commencement of operations) to February 29, 2024 and to make other permissible changes under Rule 485(b).

SFY	SoFi Select 500 ETF
SFYX	SoFi Next 500 ETF
SFYF	SoFi Social 50 ETF
THTA	SoFi Enhanced Yield ETF
each listed on NYSE Arca, Inc.

PROSPECTUS

June 28, 2024

The U.S. Securities and Exchange Commission (the “SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

SoFi Select 500 ETF – FUND SUMMARY

Investment Objective

The SoFi Select 500 ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Solactive SoFi US 500 Growth Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.19%
Less Fee Waiver	(0.14)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.05%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third-party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	The Adviser has contractually agreed to waive a portion of its Management Fees for the Fund until at least June 30, 2025, such that Management Fees do not exceed 0.05% of the Fund’s average daily net assets. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees. In addition, the Adviser has voluntarily agreed to waive its full Management Fees through January 31, 2025. The additional voluntary fee waiver may fluctuate or be discontinued by the Adviser at any time with prior notice to shareholders; however, the Adviser currently anticipates maintaining the waiver through January 31, 2025.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The management fee waiver discussed above is reflected only through June 30, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$5	$47	$93	$229

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended February 29, 2024, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

1

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index follows a rules-based methodology (described generally below) that tracks the performance of 500 of the largest U.S.-listed companies weighted based on a proprietary mix of their market capitalization and fundamental factors. The Index is owned and administered by Solactive AG (the “Index Provider”), and the Index Provider partnered with Social Finance, Inc. (“SoFi”) to co-develop the methodology used by the Index to determine the securities included in the Index. SoFi is not involved in the ongoing maintenance of the Index or any discretionary decisions relating to its application, and does not act in the capacity of an index provider. SoFi has licensed certain of its trademarks to the Index Provider for use in connection with the Index.

Solactive SoFi US 500 Growth Index

Construction of the Index begins with the selection of the 500 largest constituents by market capitalization of the Solactive US Broad Market Index, a market capitalization-weighted index that includes equity securities of approximately 3,000 of the largest U.S. companies. This selection is subject to a 20% buffer rule to limit index turnover. The Index may include common stocks and equity interests in real estate investment trusts (“REITs”).

The weight of each Index constituent is initially based on each constituent’s free-float market capitalization and then adjusted upward or downward based on a proprietary composite score calculated based on three growth-oriented fundamental factors of each company: trailing 12-month sales growth, trailing 12-month earnings per share (“EPS”) growth, and 12-month forward-looking EPS growth consensus estimates. For each factor, the scores for all Index constituents are adjusted to account for outliers, and each company’s score is calculated relative to the average score for that factor. The composite score for a company reflects an average of that company’s score for each factor.

The Index is rebalanced and reconstituted annually, effective on the first Wednesday of each May based on data as of the tenth business day prior to the reconstitution date. As of June 1, 2024, the three largest Index constituents and the weights were as follows: NVIDIA Corp; 14.92%; Amazon.com Inc. 8.85%; and Microsoft Corp. 5.16%.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets in the securities of a particular industry or group of related industries), the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in Each Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

2

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

○	Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

REIT Risk. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that they will be successful in doing so.

3

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

ETF Risk.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Index ETF Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

4

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interests of the Fund, which generally can be expected to produce a greater non-correlation risk.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual returns for the Fund. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.sofi.com/invest/etfs/sfy/.

Calendar Year Ended December 31,

The Fund’s calendar year-to-date return as of March 31, 2024 was 9.86%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 22.90% for the quarter ended June 30, 2020 and the lowest quarterly return was -19.02% for the quarter ended June 30, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2023

	1 Year	Since Inception (April 10, 2019)
Return Before Taxes	29.39%	13.31%
Return After Taxes on Distributions	28.91%	12.93%
Return After Taxes on Distributions and Sale of Fund Shares	17.66%	10.57%
Solactive SoFi US 500 Growth Index (reflects no deduction for fees, expenses, or taxes)	29.44%	13.33%
S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	26.29%	13.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management

Investment Adviser: Tidal Investments LLC, serves as investment adviser to the Fund.

Portfolio Manager: Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, is responsible for the day-to-day management of the Fund and has been the Fund’s portfolio manager since its inception in 2019.

5

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sofi.com/invest/etfs/.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

6

SoFi Next 500 ETF – FUND SUMMARY

Investment Objective

The SoFi Next 500 ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the Solactive SoFi US Next 500 Growth Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.19%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.19%
Less Fee Waiver	(0.13)%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.06%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third-party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	The Adviser has contractually agreed to waive a portion of its Management Fees for the Fund until at least June 30, 2025, such that Management Fees do not exceed 0.06% of the Fund’s average daily net assets. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees, on behalf of the Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees. In addition, the Adviser has voluntarily agreed to waive its full Management Fees through January 31, 2025. The additional voluntary fee waiver may fluctuate or be discontinued by the Adviser at any time with prior notice to shareholders; however, the Adviser currently anticipates maintaining the waiver through January 31, 2025.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. The management fee waiver discussed above is reflected only through June 30, 2025. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$6	$48	$94	$230

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended February 29, 2024, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

7

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index follows a rules-based methodology (described generally below) that tracks the performance of the 500 smallest of the 1,000 largest U.S.-listed companies weighted based on a proprietary mix of their market capitalization and fundamental factors. The Index is owned and administered by Solactive AG (the “Index Provider”), and the Index Provider partnered with Social Finance, Inc. (“SoFi”) to co-develop the methodology used by the Index to determine the securities included in the Index. SoFi is not involved in the ongoing maintenance of the Index or any discretionary decisions relating to its application, and does not act in the capacity of an index provider. SoFi has licensed certain of its trademarks to the Index Provider for use in connection with the Index.

Solactive SoFi US Next 500 Growth Index

Construction of the Index begins with the selection of the next 500 largest constituents after excluding the largest 500 constituents by market capitalization of the Solactive US Broad Market Index, a market capitalization-weighted index that includes equity securities of approximately 3,000 of the largest U.S. companies. This selection is subject to a 20% buffer rule to limit index turnover. The Index may include common stocks and equity interests in real estate investment trusts (“REITs”).

The weight of each Index constituent is initially based on each constituent’s free-float market capitalization and then adjusted upward or downward based on a proprietary composite score calculated based on three growth-oriented fundamental factors of each company: trailing 12-month sales growth, trailing 12-month earnings per share (“EPS”) growth, and 12-month forward-looking EPS growth consensus estimates. For each factor, the scores for all Index constituents are adjusted to account for outliers, and each company’s score is calculated relative to the average score for that factor. The composite score for a company reflects an average of that company’s score for each factor.

The Index is rebalanced and reconstituted annually, effective on the first Wednesday of each May based on data as of the tenth business day prior to such reconstitution date. As of June 1, 2024, the three largest Index constituents and the weights were as follows: First Citizens Bancshares Inc.1.09%; Dynatrace Inc. 0.92%; and Shockwave Medical Inc. 0.91%.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets in the securities of a particular industry or group of related industries), the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in Each Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

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General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as information and data supplied by third parties (“Models and Data”). When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

REIT Risk. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that they will be successful in doing so.

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Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

ETF Risk.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Index ETF Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interests of the Fund, which generally can be expected to produce a greater non-correlation risk.

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Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual returns for the Fund. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.sofi.com/invest/etfs/sfyx/.

Calendar Year Ended December 31,

The Fund’s calendar year-to-date return as of March 31, 2024 was 9.70%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 27.47% for the quarter ended June 30, 2020 and the lowest quarterly return was -28.94% for the quarter ended March 31, 2020.

Average Annual Total Returns

For the Periods Ended December 31, 2023
	1 Year	Since Inception (April 10, 2019)
Return Before Taxes	17.69%	6.78%
Return After Taxes on Distributions	17.16%	6.37%
Return After Taxes on Distributions and Sale of Fund Shares	10.67%	5.21%
Solactive SoFi US Next 500 Growth Index (reflects no deduction for fees, expenses, or taxes)	17.59%	6.76%
S&P MidCap 400 Total Return Index (reflects no deduction for fees, expenses, or taxes)	16.44%	9.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management

Investment Adviser: Tidal Investments LLC, serves as investment adviser to the Fund.

Portfolio Manager: Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, is responsible for the day-to-day management of the Fund and has been the Fund’s portfolio manager since its inception in 2019.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

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Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sofi.com/invest/etfs/.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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SoFi Social 50 ETF – FUND SUMMARY

Investment Objective

The SoFi Social 50 ETF (the “Fund”) seeks to track the performance, before fees and expenses, of the SoFi Social 50 Index (the “Index”).

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.29%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.29%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings made for investment purposes, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$30	$93	$163	$368

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended February 29, 2024, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a “passive management” (or indexing) approach to track the performance, before fees and expenses, of the Index. The Index follows a rules-based methodology (described generally below) that tracks the performance of a portfolio of the 50 most widely held U.S.-listed equity securities in self-directed brokerage accounts (the “SoFi Accounts”) of SoFi Securities, LLC, an affiliate of Social Finance, Inc. (“SoFi”), as determined using the rules-based methodology. The Index is owned and administered by Solactive AG (the “Index Provider”), which engaged SoFi to develop the rules set and related methodology used to determine the securities to be included in the Index. SoFi is not involved in the ongoing maintenance of the Index or any discretionary decisions relating to its application, and does not act in the capacity of an index provider. SoFi has licensed certain of its trademarks to the Index Provider for use in connection with the Index.

SoFi Social 50 Index

The Index is designed to reflect the 50 most widely held U.S.-listed equity securities in the SoFi Accounts as weighted by aggregate holdings within the SoFi Accounts. Securities eligible for inclusion in the Index must: (a) be U.S.-listed equity securities held in SoFi Accounts, and (b) have an average daily trading volume of at least $10,000,000 during the preceding one-month and six-month periods (the “Eligible Universe”). The Index may include common stocks and equity interests in real estate investment trusts (“REITs”). ETFs and other investment companies are not eligible for the Index. Securities in the Eligible Universe are sorted based on (1) the number of SoFi Accounts that hold a particular security and (2) the total market value of the security held in the SoFi Accounts (the “Weighted Average Value”). Each security in the Eligible Universe is then ranked from highest to lowest based on its Weighted Average Value (e.g., the security with the highest Weighted Average Value is assigned rank 1). Subject to a “buffer rule” aimed at limiting Index turnover, securities ranked within the top 50 are included in the Index.

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Each security in the Index is then weighted based on its Weighted Average Value in relation to that of the other Index components and is subject to certain individual security weight and sector concentration caps. For example, the weight of each individual Index component is capped at 10%, and securities representing investments in any particular industry sector are capped at 50%. The Index is rebalanced and reconstituted monthly.

As of June 1, 2024, the SoFi Accounts consisted of over 2 million separate self-directed brokerage accounts.

The Fund’s Investment Strategy

The Fund attempts to invest all, or substantially all, of its assets in the component securities that make up the Index. Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of any collateral held from securities lending) will be invested in the component securities of the Index. The Adviser expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to achieve its investment objective, meaning it generally will invest in all of the component securities of the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole, when the Adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).

The Fund generally may invest up to 20% of its total assets (exclusive of any collateral held from securities lending) in securities or other investments not included in the Index, but which the Adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not components of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).

To the extent the Index concentrates (i.e., holds more than 25% of its total assets in the securities of a particular industry or group of related industries), the Fund will concentrate its investments to approximately the same extent as the Index.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in Each Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

User Bias Risk. The securities that comprise the Index are selected by retail investors holding SoFi Accounts, who may not be professional investors, may have no financial expertise, and may not do any research on the companies in which they invest prior to investing. In some cases, investment decisions made may be influenced by non-quantitative factors, including, without limitation, cognitive and emotional biases, resulting in the inclusion of certain securities in the Index which may underperform the market generally and result in lower returns for the Fund.

Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks, such as those held by the Fund, are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

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Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

○	Communication Sector Risk. The Fund may invest significantly in companies in the communications sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

○

Consumer Discretionary Sector Risk. The Fund may emphasize its investments in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

○	Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large-capitalization stocks or the stock market as a whole.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index.

REIT Risk. Through its investments in REITs, the Fund is subject to the risks of investing in the real estate market, including decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters.

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REITs are subject to additional risks, including those related to adverse governmental actions; declines in property value and the real estate market; the potential failure to qualify for tax-free pass through of income; and exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area, or a small number of property types. As a result, investments in REITs may be volatile. To the extent the Fund invests in REITs concentrated in specific geographic areas or property types, the Fund may be subject to a greater loss as a result of adverse developments affecting such area or property types. REITs are pooled investment vehicles with their own fees and expenses and the Fund will indirectly bear a proportionate share of those fees and expenses.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that they will be successful in doing so.

ETF Risk.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant.

○	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Index ETF Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

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Third Party Data Risk.  The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data calculated and published by an independent third party calculation agent (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interests of the Fund, which generally can be expected to produce a greater non-correlation risk.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual returns for the Fund. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of the Index and a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. On June 30, 2020, the Fund’s investment objective and principal investment strategies were substantially revised; therefore, the performance and average annual total returns for periods prior to that date were achieved under the Fund’s prior investment objective and principal investment strategies and would have differed if the Fund’s current investment objective and principal investment strategies had been in effect during those periods. Updated performance information is available on the Fund’s website at www.sofi.com/invest/etfs/sfyf.

Calendar Year Ended December 31,

The Fund’s calendar year-to-date return as of March 31, 2024 was 8.81%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 33.66% for the quarter ended June 30, 2021 and the lowest quarterly return was -31.01% for the quarter ended June 30, 2022.

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Average Annual Total Returns

For the Periods Ended December 31, 2022
	1 Year	Since Inception (May 7, 2019)
Return Before Taxes	56.84%	10.13%
Return After Taxes on Distributions	55.86%	9.82%
Return After Taxes on Distributions and Sale of Fund Shares	33.77%	7.91%
SoFi Social 50 Index (reflects no deduction for fees, expenses, or taxes)	59.74%	10.43%

S&P 500 Total Return Index (reflects no deduction for fees, expenses, or taxes)	26.29%	13.32%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

Portfolio Manager: Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, is responsible for the day-to-day management of the Fund and has been the Fund’s portfolio manager since its inception in 2019.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sofi.com/invest/etfs/.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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SoFi Enhanced Yield ETF - FUND SUMMARY

Investment Objective

The SoFi Enhanced Yield ETF (the “Fund”) seeks current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.49%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.49%

(1)	The Fund’s investment adviser, Tidal Investments LLC (“Tidal” or the “Adviser”), a Tidal Financial Group company, will pay, or require a third-party to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”), and litigation expenses, and other non-routine or extraordinary expenses.

(2)	Estimated for the current fiscal year.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$50	$157

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal period November 15, 2023 (commencement of operations) through February 29, 2024, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its objective by combining a strategy of holding U.S. Treasury Bills and/or U.S. Treasury Bonds, with a “credit spread” option strategy to seek to generate enhanced yield. The Fund’s net asset holdings will generally be invested as follows:

●	2-5% Cash and cash equivalents (including money market funds and U.S. Treasury Bills)
●	95-100% Treasury securities.
●	Up to 90% Credit Spreads (using the Fund’s holdings of Treasury securities as collateral for the Fund’s investments in options).

The Fund will invest in a portfolio of U.S. Treasury Bills and/or U.S. Treasury Bonds with a targeted portfolio duration of approximately one year and that ZEGA Financial, LLC (“ZEGA” or the “Sub-Adviser”), the Fund’s sub-adviser, believes will generate annual interest income and capital gains. At the same time, the Fund will purchase (buys) and write (sells) put or call options on the following three major equity indexes: the S&P 500® Index, the NASDAQ 100 Index, and the Russell 2000 Index. This strategy is referred to as a “credit spread” or “vertical credit spread” strategy (described more below) and acts as an overlay on the Fund’s portfolio of U.S. government securities.

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For the Fund’s credit spread strategy, the Fund enters into credit put spreads or credit call spreads based on the ZEGA’s return versus risk assessment with respect to the broad stock market and the options market. ZEGA manages the Fund using its High Probability Options Strategy (“HiPOS” or the “Strategy”), by which it seeks to provide risk-adjusted returns for the Fund that are uncorrelated to both equity and fixed income markets by using an alternative trading strategy, and reducing the need to predict future market movements. For more information about HiPOS, see the section of the Fund’s Prospectus titled “Additional Information About the Funds.”

Credit Spread Strategy Overview: The Fund employs a strategy referred to as a “credit spread” or “vertical credit spread.” More specifically, the strategy entails the simultaneous purchase and sale of options of the same type (puts or calls) with respect to the same index and with the same expiration date, but at different exercise (“strike”) prices. The Fund will pay premiums on options (puts or calls) that it purchases and will receive premiums when writing options (puts or calls) for a net credit (meaning the premium received is more than what is spent).

To enter into a credit spread, the Fund will sell a put or call (or both) contract and buy a put or call (or both) contract at the same time. These positions will have the same expiration dates and the same contract amounts. The Fund will enter into the same number of contracts for the long and short legs of each spread with the same expiration dates. However, the positions will have different strike prices, which creates a difference in the price of each option (i.e., a “credit”).

The maximum gain for the Fund on any given credit spread is equal to the net premium the Fund receives. The maximum potential loss for the Fund for any given credit spread is equal to the difference between the strike prices of the options on the same index multiplied by the number of contracts or units subject to the option minus net premiums received.

Options Terminology:

In-the-money options are where the price of the underlying asset is above the strike price for calls and below the strike price for puts.

Out-of-the-money (OTM) options are where the price of the underlying asset is below the strike price for calls and above the strike price for puts.

For more information on credit spreads and additional options terminology, see the section of the Fund’s Prospectus titled “Additional Information About the Fund.”

The Fund’s returns will be driven by the interest and capital gains derived from its portfolio of U.S. government securities and its credit spread strategy (e.g., by the difference between the premiums received and paid on these options).

ZEGA analyzes market data to decide when and at what levels to place spread trades for the Fund. The Fund’s holdings may include bullish, bearish, or neutral credit spreads. Due to the Fund’s design, when appropriate, it can hold neutral positions that lean both bullish and bearish simultaneously. For more information about the Fund’s positions during bullish, bearish, and neutral stances, see the section of the Fund’s Prospectus titled “Additional Information About the Funds.”

ZEGA constructs a portfolio for the Fund that it believes is not highly dependent on broad stock market fluctuations. This is because the Fund uses OTM credit spreads, which can yield positive returns even when an underlying index doesn’t move much. The strategy also proves beneficial if, at expiration, the strike price of these credit spreads remains OTM. In a “bullish” stance, the Fund typically sees positive returns unless the stock market value nears or falls below the strike price. Conversely, in a “bearish” stance, it benefits unless the stock market value nears or exceeds the strike price.

All option positions held by the Fund are exchange-traded and collateralized with cash, cash equivalents (for example, U.S. Treasury Bills, U.S. Treasury Bonds and money market fund shares).

ZEGA seeks to provide returns for the Fund by employing the credit spread strategy to construct a portfolio of options that ZEGA considers moderately OTM and which it believes have a high probability of successfully expiring worthless. ZEGA determines the Fund’s exposure to each credit spread by first evaluating the risk metrics associated with the relevant position, including the effects of market volatility on equity indexes. ZEGA then calculates potential returns. The Fund will not establish a credit spread position unless ZEGA concludes that the potential rate of return exceeds the probability of a potential loss.

ZEGA employs proprietary analysis techniques to continually monitor the Fund’s credit spreads for potential exit triggers (e.g., the increased probability of an option being exercised in the money) to ascertain if a buyback of a written option is needed. In addition, if markets move favorably early enough in the lifecycle of a trade, ZEGA may exit one or both sides of the relevant position to secure a gain and redeploy the capital at the next market opportunity. For more information about ZEGA’s analysis techniques, see The section of the Fund's prospectus titled “Additional Information about the Funds”.

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Notwithstanding the Fund’s investment in options, ZEGA intends to create a risk-defined options portfolio by simultaneously purchasing and selling options of the same type in order to limit the Fund’s exposure to traditional leverage risks associated with investing in options.

Under normal market conditions, the Fund will invest at least 90% of its assets in U.S. government securities. In pursuing the credit spread strategy, the Fund will also invest in put and call options on major equity indexes that generally have an exposure of up to 90% of the Fund’s net assets. For more information about the Fund’s allocation to credit spreads, see the section of the Fund’s Prospectus titled “Additional Information about the Funds.”

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”), which means that the Fund may invest in fewer issuers at any one time than a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund — Principal Risks of Investing in the Fund.”

Written Options Risk. The Fund will incur a loss as a result of writing (selling) options (also referred to as a short position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.). Because of the fund’s strategy of coupling written and purchased puts and call options with the same expiration date and different strike prices, the Fund expects that the maximum potential loss for the Fund for any given credit spread is equal to the difference between the strike prices minus any net premium received. Nonetheless, because up to 90% of the Fund’s portfolio may be subject to this risk - the value of an investment in the Fund – could decline significantly and without warning, including to zero.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter- term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a one-year duration would be expected to drop by approximately 1% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include options. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect if the Sub-Adviser is unable to set an appropriate spread between two options held by the Fund and increase Fund volatility. In that event, a small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

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Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

The remaining principal risks are presented in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ETF Risks.

◦	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

◦	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., options contracts). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

◦	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

◦	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

◦	Trading. Although Shares are listed on a national securities exchange, such as the NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effects on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

Index Risk. If a derivative is linked to the performance of an index, the derivative will be subject to the risks associated with changes in that index.

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Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy redemption obligations.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management and Strategy Risk. The value of your investment depends on the judgment of the Sub-Adviser about the value and risks associated with its credit spread strategy, including its ability to correctly analyze the impact of volatility on the underlying equity indexes. The Sub-Adviser may be incorrect in its assessment of the potential rate of return of one or more credit spreads or may incorrectly forecast the outlook for an index or the markets in general with regard to whether make a credit put spread (bullish position) or a credit call spread (bearish position). The Sub-Adviser’s proprietary techniques to monitor the Fund’s credit spreads for potential exit triggers may not work as expected, thereby increasing the risks to the Fund of maintaining these positions through expiration. Like all managers, the Sub-Adviser activities are subject to operational risks, which may adversely impact the management of the Fund.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. The Fund will generally have up to 15 credit spreads at any given time, with up to 25% exposure to a single equity index credit spread. Investment in a limited number of equity indexes exposes the Fund to greater market risk and potential losses than if its assets were diversified among a greater number of indexes.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including uncertainty regarding inflation and central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that they will be successful in doing so.

Regulatory Risk. Changes in the laws or regulations of the United States or other countries, including any changes to applicable tax laws and regulations, could impair the ability of the Fund to achieve its investment objective and could increase the operating expenses of the Fund.

U.S. Government Securities Risk. U.S. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

Performance

Performance information for the Fund is not included because the Fund has not completed a full calendar year of operations as of the date of this Prospectus. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year and showing how the Fund’s average annual total returns compare with those of a broad measure of market performance. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information will be available on the Fund’s website at www.sofi.com/invest/etfs/.

Management

Investment Adviser: Tidal Investments LLC serves as investment adviser to the Fund.

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Investment Sub-Adviser: ZEGA Financial, LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers:

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.

Jay Pestrichelli, Portfolio Manager for the Sub-Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Qiao Duan, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser, has been a portfolio manager of the Fund since its inception in 2023.

CFA® is a registered trademark owned by the CFA Institute.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sofi.com/invest/etfs/.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an individual retirement account (“IRA”) or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, the Sub-Adviser, or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Investment Objective

Each of the SoFi Select 500 ETF, SoFi Next 500 ETF and SoFi Social 50 ETF (collectively, the “Index ETFs”) seeks to track the performance, before fees and expenses, of the applicable Index. The SoFi Enhanced Yield ETF seeks current income.

An investment objective is fundamental if it cannot be changed without the consent of the holders of a majority of the outstanding Shares. The Funds’ investment objectives have not been adopted as fundamental investment policies and therefore may be changed without the consent of the Funds’ shareholders upon approval by the Board of Trustees (the “Board’) of Tidal ETF Trust (the “Trust”) and at least 60 days’ written notice to shareholders.

Principal Investment Strategies

Index ETFs

For the Index ETFs, to the extent the applicable Index concentrates (i.e., holds more than 25% of its total assets in the securities of a particular industry or group of related industries), a Fund will concentrate its investments to approximately the same extent as the Index.

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Each of the Index ETFs tracks an Index that is calculated by Solactive AG, an independent third party calculation agent that is not affiliated with the applicable Fund, the Adviser, the Sub-Adviser the Funds’ distributor, or any of their affiliates. None of the Index ETFs is sponsored, promoted, sold or supported in any other manner by Solactive AG, nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using each Index and/or Index trademark, or the price of each Index at any time or in any other respect. Each Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Notwithstanding its obligations under an index license agreement with the Adviser, Solactive AG has no obligation to point out errors in an Index to third parties, including, but not limited to, investors and/or financial intermediaries of each Index ETF. Neither publication of the Indices nor the licensing of the Indices or their trademarks by Solactive AG for the purpose of use in connection with the Index ETFs constitutes a recommendation by Solactive AG to invest capital in any of the Index ETFs, nor does it in any way represent an assurance or opinion of Solactive AG with regard to an investment in any of the Index ETFs.

SoFi Enhanced Yield ETF

As noted above, the SoFi Enhanced Yield ETF’s U.S. Treasury Bill and U.S. Treasury Bond portfolio will seek a “targeted portfolio duration” of one year. That phrase refers to the intended average time it takes for the price sensitivity of a portfolio’s fixed-income investments to respond to a change in interest rates. In this context, a targeted portfolio duration of approximately one year means the Fund aims for its holdings of U.S. Treasuries and/or U.S. Treasury Bonds to have an average sensitivity such that a 1% change in interest rates would result in approximately a 1% change in the portfolio’s value. This duration also gives an indication of the expected time horizon for the investments, suggesting the Fund anticipates the bulk of its returns from interest and capital gains over a one-year period.

SoFi Enhanced Yield ETF’s index options strategy relates to the following three indices:

●	S&P 500® Index: A benchmark index that represents the stock performance of 500 of the largest publicly traded companies in the U.S. It’s widely regarded as a key indicator of the overall health of the U.S. stock market and the U.S. economy.

●	NASDAQ 100 Index: An index that comprises 100 of the largest non-financial companies listed on the NASDAQ stock exchange. It includes companies from various sectors but is heavily weighted towards technology and internet-related companies.

●	Russell 2000 Index: Represents the performance of the 2,000 smallest companies within the Russell 3000 Index, serving as a benchmark for U.S. small-cap stocks. It offers insight into the health and performance of the smaller segment of the U.S. equity market.

The SoFi Enhanced Yield ETF’s allocation to credit spreads is based on the net difference of “assignment value” at the option strike prices for the Fund’s credit spread positions. Assignment value is based on the difference between the strike prices multiplied by the number of contracts and the multiplier (normally, 100). The Fund primarily employs European-style cash-settled index options that settle at expiration. The Fund applies up to 90% of its holdings of U.S. Treasury securities as collateral for credit spreads where the net assignment value (i.e., the difference between the strike prices of the short option and the long option multiplied by the number of contracts and the multiplier) would be up to 90% of the assets of the Fund.

The following provides a high-level description of vertical credit spreads and options generally:

●	Vertical Credit Spread: A vertical credit spread is an options trading strategy in which an investor (here, the Fund) sells one option and simultaneously purchases another option of the same type (either puts or calls) with a different strike price but with the same expiration date. The aim is to profit from the difference in premiums between the two options.

Credit put spread: An options strategy in which an investor (here, the Fund) sells a put option and simultaneously buys another put option on the same underlying asset with the same expiration date but a lower strike price. This strategy is used when one anticipates a moderate rise or stable movement in the asset’s (with respect to the Fund, the applicable index’s) price.

Credit call spread: An options strategy where an investor (here, the Fund) sells a call option and simultaneously buys another call option on the same underlying asset with the same expiration date but a higher strike price. This is employed when one expects a modest decrease or stable movement in the asset’s (with respect to the Fund, the applicable index’s) price.

Long and Short Legs: In a credit spread strategy, there are two simultaneous option transactions:

■	Long leg: This refers to the option that the Fund buys, which gives them the right to buy or sell the underlying asset.
■	Short leg: This refers to the option that the Fund sells, which obligates them to buy or sell the underlying asset if the other party to the contract decides to exercise their right.

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●	Options: Options are financial derivatives that grant the holder the right, but not the obligation, to buy or sell an underlying asset, such as a stock, at a predetermined price (known as the strike price) within a specified period.

●	Puts: A put option grants its holder the right, though not the obligation, to sell an underlying asset at a set price within a defined period. Investors use puts anticipating a price decline in the asset.

●	Calls: A call option grants its holder the right, but not the obligation, to purchase an underlying asset at a predetermined price within a set period. Investors use calls anticipating a price increase in the asset.

●	Natural time decay of options: This refers to the phenomenon in which the extrinsic value of an option diminishes as it approaches its expiration date, all else being equal. As each day passes, an option, especially one out-of-the-money, becomes less likely to end up in-the-money by expiration.

Bullish Stance: When the Sub-Adviser believes that the stock market’s value will stay the same, increase, or at the very least, remain above a specific put option’s strike price, the Fund will generally use vertical credit put spread strategy as follows:

●	The Fund writes (or sells) a put option on an index.
●	Simultaneously, the Fund buys another put option on that same index. This purchased option has the same expiration date but a lower strike price, making it cheaper than the written put.

There are two potential outcomes by the time these options expire:

●	Profit Scenario: If the index’s price stays above the strike price of the written put, the Fund gains.
●	Loss Scenario: If the index’s price drops below the strike price of the written put, the Fund faces a loss. The loss is limited. It’s restricted to the difference between the two put options’ strike prices, minus any net premium received from selling the initial put.

Bearish Stance: When the Sub-Adviser believes the stock market’s value will either remain below a specific call option’s strike price, stay the same, or decrease, the Fund will generally use a vertical credit call spread strategy as follows:

●	The Fund writes (or sells) a call option on an index.
●	At the same time, the Fund buys another call option on that same index. This purchased option has the same expiration date but a higher strike price, which means it’s cheaper than the written call.

By the time these options expire, there are two potential outcomes:

●	Profit Scenario: If the index’s price stays below the strike price of the written call, the Fund gains.
●	Loss Scenario: If the index’s price exceeds the strike price of the written call, the Fund incurs a loss. The loss is limited. It’s restricted to the difference between the two call options’ strike prices, minus any net premium earned from selling the initial call.

Neutral Stance: When the Sub-Adviser has a neutral stance, that is, it believes the stock market’s value will generally remain the same, the Fund may either use either approach discussed above (for a bullish or bearish stance). That is because both a vertical credit put spread and the vertical credit call spread on the same Index would be profitable if the Index remains level. In particular:

●	For a credit put spread, staying level means the index didn’t fall enough to make the sold put option go in-the-money.
●	For a credit call spread, staying level means the index didn’t rise enough to make the sold call option go in-the-money.

Therefore, in both cases, the options expire worthless, and the Fund retains the initial credit received.

ZEGA HiPOS Strategy (for the SoFi Enhanced Yield ETF)

ZEGA’s High Probability Options Strategy (“HiPOS” or the “Strategy”), which it uses to manage the SoFi Enhanced Yield ETF, seeks to provide risk adjusted returns that are uncorrelated to both equity and fixed income markets by using an alternative trading strategy, and reducing the need to predict future market movements. ZEGA pursues this objective by managing a portfolio of vertical options spreads on major equity indexes. The Strategy is based on two core principles:

1.     The majority of options held to expiration expire worthless: an opportunity exists to potentially collect premiums by writing options, and so the Strategy focuses on writing options spreads which have a high probability of expiring worthless.

2.       The natural time decay of options is the most rapid over the 30-day period prior to expiration

Writers of options are sometimes forced into buying or selling underlying assets at an unfavorable price, and therefore the risk associated with certain short positions may be higher. Also, since transactions are often short term, gains or losses can be realized very quickly.

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ZEGA determines the Strategy’s exposure to each position held by first evaluating and understanding the risks metrics associated with the options. The Strategy uses specific guidelines to seek to quantify risk, and operates under a specific risk tolerance level. Typically, ZEGA will seek to write vertical spreads with a 96-98% probability of success (expiring worthless). To do this, ZEGA evaluates each of the following characteristics prior to taking a position:

●	Strike price must be far enough out-of-the-money

●	Option must have a high probability of expiring worthless based on the Black-Scholes option pricing model

●	Positions must have expirations within the following 40 days

●	Favorable risk/reward profile: risk taken is less than the potential return

ZEGA uses a proprietary model to understand the risks metrics associated with each position, including analyzing the impact of volatility in the corresponding equity indexes. This model seeks to quantify the probability of future market movements to develop a probability curve. The curve aims to identify the probability or likelihood that the corresponding range of strike prices both above and below the current market price, across multiple expirations that occur within the following 30 days, will expire worthless.

Once ZEGA has identified the range of considerable strike prices, ZEGA then evaluates the potential return of each position based on the current market price. Positions are not established unless ZEGA’s view of the perceived risk taken is less than the potential return. The return of a spread is calculated by dividing the premium received by the maintenance requirement to take on the position. The premium is the net credit of the vertical spread or the premium received for the short position minus the premium paid for the long position. The requirement to cover the position is the maximum loss or the distance between two strikes minus the premium received.

Return = Net Credit of Vertical Spread / (Distance between the strikes – net credit of the Vertical Spread)

Once all of the investment criteria have been met and ZEGA’s analysis identifies the risk factors are acceptable for the potential return the Strategy’s exposure to each option is defined.

Temporary Defensive Strategies

For temporary defensive purposes during adverse market, economic, political or other conditions, the SoFi Enhanced Yield ETF may invest in cash or cash equivalents or short-term instruments such as commercial paper, money market mutual funds, or short-term U.S. government securities. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

Manager of Managers Structure

The Funds and the Adviser have received exemptive relief from the SEC permitting the Adviser (subject to certain conditions and the approval of the Board) to change or select new unaffiliated sub-advisers without obtaining shareholder approval. The relief also permits the Adviser to materially amend the terms of agreements with an unaffiliated sub-adviser (including an increase in the fee paid by the Adviser to the unaffiliated sub-adviser (and not paid by a Fund)) or to continue the employment of an unaffiliated sub-adviser after an event that would otherwise cause the automatic termination of services with Board approval, but without shareholder approval. Shareholders will be notified of any unaffiliated sub-adviser changes. The Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee a sub-adviser(s) and recommend their hiring, termination and replacement.

Principal Risks of Investing in each Fund

There can be no assurance that a Fund will achieve its investment objective. The following information is in addition to, and should be read along with, the description of each Fund’s principal investment risks in the section titled “Fund Summary — Principal Investment Risks” above.

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The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with those of other funds. Each risk summarized below is considered a “principal risk” of investing in the Funds, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in a Fund. Some or all of these risks may adversely affect a Fund’s NAV per share, trading price, yield, total return and/or ability to meet its investment objective. The following risks could affect the value of your performance in the Funds:

	SoFi Select 500 ETF	SoFi Next 500 ETF	SoFi Social 50 ETF	SoFi Enhanced Yield ETF
Concentration Risk	X	X	X	--
Credit Risk	--	--	--	X
Derivatives Risk				X
ETF Risk	X	X	X	X
— Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk	X	X	X	X
— Cash Redemption Risk				X
— Costs of Buying or Selling Shares	X	X	X	X
— Shares May Trade at Prices Other Than NAV	X	X	X	X
— Trading	X	X	X	X
Equity Market Risk	X	X	X	--
Fixed Income Securities Risk	--	--	--	X
General Market Risk	X	X	X	X

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	SoFi Select 500 ETF	SoFi Next 500 ETF	SoFi Social 50 ETF	SoFi Enhanced Yield ETF
Implied Volatility Risk	--	--	--	X
Index ETF Risk	X	X	X	--
Index Risk	--	--	--	X
Interest Rate Risk	--	--	--	X
Leveraging Risk	--	--	--	X
Liquidity Risk	--	--	--	X
Management and Strategy Risk	--	--	--	X
Market Capitalization Risk	X	X	X	--
— Large-Capitalization Investing	X	X	X	--
— Mid-Capitalization Investing	X	X	X	--
Models and Data Risk	X	X	--	--
Newer Fund Risk	--	--	--	X
Non-Diversification Risk	--	--	--	X
Options Risk	--	--	--	X
Passive Investment Risk	X	X	X	--
Recent Market Events Risk	X	X	X	X
REIT Investment Risk	X	X	X	--
Sector Risk	X	X	X	--
— Communications Sector Risk	--	--	X	--
— Consumer Discretionary Sector Risk	--	--	X	--
— Technology Sector Risk	X	--	X	--
Third Party Data Risk	--	--	X	--
Tracking Error Risk	X	X	X	--
U.S. Government Securities Risk	--	--	--	X
User Bias Risk	--	--	X	--
Written Options Risk	--	--	--	X

Concentration Risk. The Fund’s investments will be concentrated in an industry or group of industries to the extent the Fund’s Index is so concentrated. In such event, the value of Shares may rise and fall more than the value of shares that invest in securities of companies in a broader range of industries.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

Derivatives Risk. Derivatives include instruments and contracts that are based on and valued in relation to one or more underlying securities, financial benchmarks, indices, or other reference obligations or measures of value. Major types of derivatives include options. Depending on how the Fund uses derivatives and the relationship between the market value of the derivative and the underlying instrument, the use of derivatives could increase or decrease the Fund’s exposure to the risks of the underlying instrument. Using derivatives can have a leveraging effect if the Sub-Adviser is unable to set an appropriate spread between two options held by the Fund and increase Fund volatility. In that case, a small investment in derivatives could have a potentially large impact on the Fund’s performance. Derivatives transactions can be highly illiquid and difficult to unwind or value, and changes in the value of a derivative held by the Fund may not correlate with the value of the underlying instrument or the Fund’s other investments. Many of the risks applicable to trading the instruments underlying derivatives are also applicable to derivatives trading. Financial reform laws have changed many aspects of financial regulation applicable to derivatives. Once implemented, new regulations, including margin, clearing, and trade execution requirements, may make derivatives more costly, may limit their availability, may present different risks or may otherwise adversely affect the value or performance of these instruments. The extent and impact of these regulations are not yet fully known and may not be known for some time.

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ETF Risk.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk, The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., options contracts that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may have less cash efficiency and pay out higher annual capital gain distributions to shareholders than if the in-kind redemption process was used.

○	Costs of Buying or Selling Shares. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers, as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors will also incur the cost of the difference between the price at which an investor is willing to buy Shares (the “bid” price) and the price at which an investor is willing to sell Shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid-ask spread.” The bid-ask spread varies over time for Shares based on trading volume and market liquidity, and is generally lower if Shares have more trading volume and market liquidity and higher if Shares have little trading volume and market liquidity. Further, a relatively small investor base in the Fund, asset swings in the Fund and/or increased market volatility may cause increased bid-ask spreads. Due to the costs of buying or selling Shares, including bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of the Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of the Shares or during periods of market volatility. This risk is heightened in times of market volatility or periods of steep market declines. The market price of Shares during the trading day, like the price of any exchange-traded security, includes a “bid-ask” spread charged by the exchange specialist, market makers, or other participants that trade the Shares. In times of severe market disruption, the bid-ask spread can increase significantly. At those times, Shares are most likely to be traded at a discount to NAV, and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Adviser believes that, under normal market conditions, large market price discounts or premiums to NAV will not be sustained because of arbitrage opportunities. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed for trading on the Exchange and may be listed or traded on U.S. and non-U.S. stock exchanges other than the Exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules, which temporarily halt trading on the Exchange when a decline in the S&P 500 Index during a single day reaches certain thresholds (e.g., 7%, 13%, and 20%). Additional rules applicable to the Exchange may halt trading in Shares when extraordinary volatility causes sudden, significant swings in the market price of Shares. There can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including: expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, and banking crises. If you held common stock, or common stock equivalents, of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks and debt obligations of the issuer because common stockholders, or holders of equivalent interests, generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders, and other creditors of such issuers.

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Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter- term and higher rated securities.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

Implied Volatility Risk. When the Fund sells an option, it gains the amount of the premium it receives, but also incurs a liability representing the value of the option it has sold until the option is either exercised and finishes “in the money,” meaning it has value and can be sold, or the option expires worthless, or the expiration of the option is “rolled,” or extended forward. The value of the options in which the Fund invests is based partly on the volatility used by market participants to price such options (i.e., implied volatility). Accordingly, increases in the implied volatility of such options will cause the value of such options to increase (even if the prices of the options’ underlying stocks do not change), which will result in a corresponding increase in the liabilities of the Fund under such options and thus decrease the Fund’s NAV.

Index ETF Risk. The Fund’s strategy is linked to an Index maintained by the Index Provider that exercises complete control over the Index. Neither the Adviser nor the Index Provider is able to guarantee the continuous availability or timeliness of the production of the Index. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. The Index Provider may delay or add a rebalance date, which may adversely impact the performance of the Fund and its correlation to the Index. In addition, there is no guarantee that the methodology used by the Index Provider to identify constituents for the Index will achieve its intended result or positive performance. The Index may not reflect all companies meeting the Index’s eligibility criteria if certain characteristics of a company are not known at the time the Index is composed or reconstituted. The calculation and dissemination of the Index values may be delayed if the information technology or other facilities of the Index Provider, calculation agent, data providers and/or relevant stock exchange malfunction for any reason. A significant delay may cause trading in shares of the Fund to be suspended. Errors in Index data, computation and/or the construction in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider, calculation agent or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.

Index Risk. If a derivative is linked to the performance of an index, the derivative will be subject to the risks associated with changes in that index.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a one-year duration would be expected to drop by approximately 1% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. These risks are greater during periods of rising inflation.

Leveraging Risk. Derivative instruments held by the Fund involve inherent leverage, whereby small cash deposits allow the Fund to hold contracts with greater face value, which may magnify the Fund’s gains or losses. Adverse changes in the value or level of the underlying asset, reference rate or index can result in loss of an amount substantially greater than the amount invested in the derivative. In addition, the use of leverage may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy redemption obligations.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Management and Strategy Risk. The value of your investment depends on the judgment of the Sub- Advisor about the value and risks associated with its credit spread strategy, including its ability to correctly analyze the impact of volatility on the underlying equity indexes. The Sub-Advisor may be incorrect in its assessment of the potential rate of return of one or more credit spreads or may incorrectly forecast the outlook for an index or the markets in general with regard to whether make a credit put spread (bullish position) or a credit call spread (bearish position). The Sub-Advisor’s proprietary techniques to monitor the Fund’s credit spreads for potential exit triggers may not work as expected, thereby increasing the risks to the Fund of maintaining these positions through expiration. Like all managers, the Sub-Adviser activities are subject to operational risks, which may adversely impact the management of the Fund.

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Market Capitalization Risk.

○	Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.

○	Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.

Models and Data Risk. The composition of the Index is heavily dependent on proprietary quantitative models as well as Models and Data. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index universe that would have been excluded or included had the Models and Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can be expected to also reflect the errors.

Newer Fund Risk. The Fund is a recently organized management investment company with limited operating history. As a result, prospective investors have a limited track record or history on which to base their investment decisions. There can be no assurance that the Fund will grow to or maintain an economically viable size.

Non-Diversification Risk. The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. The Fund will generally have up to 15 credit spreads at any given time, with up to 25% exposure to a single equity index credit spread. Investment in a limited number of equity indexes exposes the Fund to greater market risk and potential losses than if its assets were diversified among a greater number of indexes.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities. If the Fund is not able to sell an option held in its portfolio, it would have to exercise the option to realize any profit and would incur transaction costs upon the purchase or sale of the underlying securities. Ownership of options involves the payment of premiums, which may adversely affect the Fund’s performance.

Passive Investment Risk. The Fund invests in the securities included in, or representative of, its Index regardless of their investment merit. The Fund does not attempt to outperform its Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to its Index. The returns from the types of securities in which the Fund invests may underperform returns from the various general securities markets or different asset classes. This may cause the Fund to underperform other investment vehicles that invest in different asset classes. Different types of securities (for example, large-, mid- and small-capitalization stocks) tend to go through cycles of doing better – or worse – than the general securities markets. In the past, these periods have lasted for as long as several years.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine, significant conflict between Israel and Hamas in the Middle East, and the impact of COVID-19. The impact of COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so. The Middle East conflict has led to significant loss of life, damaged infrastructure and escalated tensions both in the region and globally. These developments, as well as other events, could result in further market volatility and negatively affect financial asset prices, the liquidity of certain securities and the normal operations of securities exchanges and other markets, despite government efforts to address market disruptions. As a result, the risk environment remains elevated. The Adviser and Sub-Adviser, as applicable, will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.

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In addition to these risks, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income, but may be taxable as return of capital. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments. For more information regarding the regulation and taxation of REIT investments, please see the section in this Prospectus entitled “Taxation of REIT Investments” under “Dividends, Distributions, and Taxes.”

Sector Risk. The Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of Shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The several industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

○	Communication Sector Risk. The Fund may invest significantly in companies in the communications sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Additionally, fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communications sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses.

○	Consumer Discretionary Sector Risk. The Fund may emphasize its investments in companies in the consumer discretionary sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

○	Technology Sector Risk. The Fund may invest in companies in the technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on proprietary Third Party Data. When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by its Index. In addition, the Fund may not be fully invested in the securities of its Index at all times or may hold securities not included in its Index. The use of sampling techniques may affect the Fund’s ability to achieve close correlation with its Index. The Fund may use a representative sampling strategy to achieve its investment objective, if the Adviser believes it is in the best interest of the Fund, which generally can be expected to produce a greater non-correlation risk.

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

User Bias Risk. The securities that comprise the Index are selected by retail investors holding SoFi Accounts, who may not be professional investors, may have no financial expertise, and may not do any research on the companies in which they invest prior to investing. In some cases, investment decisions made may be influenced by non-quantitative factors, including, without limitation, cognitive and emotional biases, resulting in the inclusion of certain securities in the Index which may underperform the market generally and result in lower returns for the Fund.

Written Options Risk. The Fund will incur a loss as a result of writing (selling) options (also referred to as a short position) if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.). Because of the fund’s strategy of coupling written and purchased puts and call options with the same expiration date and different strike prices, the Fund expects that maximum potential loss for the Fund for any given credit spread is equal to the difference between the strike prices minus any net premium received. Nonetheless, because up to 100% of the Fund’s portfolio may be subject to this risk - the value of an investment in the Fund – could decline significantly and without warning, including to zero.

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PORTFOLIO HOLDINGS INFORMATION

Information about each Fund’s daily portfolio holdings is available on the Funds’ website at www.sofi.com/invest/etfs/. A complete description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).

MANAGEMENT

Investment Adviser

Tidal Investments LLC, formerly Toroso Investments, LLC, a Tidal Financial Group company, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is an SEC-registered investment adviser and a Delaware limited liability company. Tidal was founded in and has been managing investment companies since March 2012. Tidal is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of May 31, 2024, Tidal had assets under management of approximately $16 billion and served as the investment adviser or sub-adviser for 187 registered funds.

Tidal serves as investment adviser to the Funds, and has overall responsibility for the general management and administration of the Funds pursuant to an investment advisory agreement with the Trust, on behalf of the Funds (the “Advisory Agreement”). The Adviser is responsible for trading portfolio securities for all of the Index ETFs. With respect to the SoFi Enhanced Yield ETF, the Adviser provides oversight of the Sub-Adviser, monitoring of the Sub-Adviser’s buying and selling of securities for the SoFi Enhanced Yield ETF and review of the Sub-Adviser’s performance. The Adviser also arranges for sub-advisory, transfer agency, custody, fund administration, and all other related services necessary for the Funds to operate.

For the services it provides to the Funds, each Fund pays the Adviser a unitary management fee, which is calculated daily and paid monthly, at an annual rate based on the applicable Fund’s average daily net assets as set forth in the table below.

Name of Fund	Management Fee	Management Fee After Waiver
SoFi Select 500 ETF	0.19%	0.05%
SoFi Next 500 ETF	0.19%	0.06%
SoFi Social 50 ETF	0.29%	0.29%
SoFi Enhanced Yield ETF	0.49%	0.49%

The Adviser has contractually agreed to waive a portion of its management fees for the SoFi Select 500 ETF and the SoFi Next 500 ETF until at least June 30, 2025, such that management fees do not exceed 0.05% and 0.06%, respectively, of the average daily net assets for the SoFi Select 500 ETF and SoFi Next 500 ETF. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees, on behalf of the applicable Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees. In addition, the Adviser has voluntarily agreed to waive its full management fees through January 31, 2025 for each of the SoFi Select 500 ETF and SoFi Next 500 ETF. The additional voluntary fee waiver may fluctuate or be discontinued by the Adviser at any time with prior notice to shareholders; however, the Adviser currently anticipates maintaining the waiver through January 31, 2025. For the fiscal year ended February 29, 2024, with respect to the SoFi Select 500 ETF and the SoFi Next 500 ETF, the Adviser did not receive management fees for each Fund net of fee waivers. For the fiscal year ended February 29, 2024 Adviser received a management fee of 0.29% from the SoFi Social 50 ETF.

Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by each Fund except for interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) (collectively, the “Excluded Expenses”), and the unitary management fee payable to the Adviser.

Investment Sub-Adviser (SoFi Enhanced Yield ETF)

ZEGA Financial, LLC, a Nebraska limited liability company, located at 3801 PGA Blvd, Suite 600, Palm Beach Gardens, FL 33410, serves as investment sub-adviser to the SoFi Enhanced Yield ETF pursuant to a sub-advisory agreement between the Adviser and the Sub-Adviser (the “Sub-Advisory Agreement”). ZEGA is responsible for the day-to-day management of the Fund’s portfolios, including determining the securities purchased and sold by the Fund and trading portfolio securities for the Fund, subject to the supervision of the Adviser and the Board. ZEGA is an independent investment advisor founded in 2011 offering discretionary and non-discretionary portfolio management services to separately managed accounts. For its services, ZEGA is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of 0.15% of the Fund’s average daily net assets. As of September 30, 2023, ZEGA had assets under management of approximately $1.69 billion and served as the investment adviser or sub-adviser for 17 registered funds.

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Advisory and Sub-Advisory Agreements

A discussion regarding the basis for the Board’s approval of the SoFi Select 500 ETF, SoFi Next 500 ETF and SoFi Social 50 ETF Advisory Agreement is available in the Funds’ semi-annual report to shareholders for the period ended August 31, 2023. A discussion regarding the basis for the Board’s approval of SoFi Enhanced Yield ETF’s Advisory Agreement and Sub-Advisory Agreement is available in the Fund’s February 29, 2024 Annual report to shareholders

Portfolio Managers of the Adviser

Mr. Ragauss has served as Portfolio Manager for the SoFi Select 500 ETF, SoFi Next 500 ETF, and SoFi Social 50 ETF since inception in 2019. Mr. Ragauss has served as Portfolio Manager for the SoFi Enhanced Yield ETF since inception in 2023.

Mr. Ragauss serves as Portfolio Manager of the Adviser, having joined the Adviser in September 2020. Mr. Ragauss previously served as Chief Operating Officer and in other roles at CSat Investment Advisory, L.P. from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank (“Huntington”), where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs, a combined fund complex of almost $4 billion in assets under management. At Huntington, he led ETF development bringing to market some of the first actively managed ETFs. Mr. Ragauss joined Huntington in 2010. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.

Qiao Duan, CFA, Portfolio Manager for the Adviser

Ms. Duan has served as Portfolio Manager for the SoFi Enhanced Yield ETF since inception in 2023.

Qiao Duan serves as Portfolio Manager at the Adviser, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan previously served as a portfolio manager for the Exponential ETFs from their inception in May 2019 until October 2020. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.

Portfolio Manager of the Sub-Adviser (SoFi Enhanced Yield ETF)

Jay Pestrichelli, Portfolio Manager for the Sub-Adviser

Mr. Pestrichelli has served as Portfolio Manager for the SoFi Enhanced Yield ETF since inception in 2023.

Mr. Pestrichelli co-founded the Sub-Adviser in 2011 and is Chief Executive Officer. Mr. Pestrichelli has over 20 years of experience in the financial markets. Mr. Pestrichelli has led the development and execution of the firm’s investment strategies since its inception in 2011. He is also the author of the best-selling book “Buy & Hedge: The Five Iron Rules for Investing Over the Long Term.” Prior to founding the Sub-Adviser in 2011, Mr. Pestrichelli spent 12 years managing and growing the online trading business for TD Ameritrade from 1999 to 2010. Mr. Pestrichelli has a bachelor’s degree in behavioral science from Concordia College.

CFA® is a registered trademark owned by the CFA Institute.

The Fund’s SAI provides additional information about each portfolio manager’s compensation structure, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Shares.

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FUND SPONSOR

With respect to the Index ETFs, the Adviser has entered into an Agreement with SoFi, under which SoFi assumes the obligation of the Adviser to pay all expenses of the Funds, except Excluded Expenses (such expenses of the Funds, except Excluded Expenses, the “Unitary Expenses”). Although SoFi has agreed to be responsible for the Unitary Expenses, the Adviser retains the ultimate obligation to the Funds to pay such expenses. SoFi will also provide marketing support for the Funds, including hosting the Funds’ website and preparing marketing materials related to the Funds. For these services and payments, SoFi is entitled to a fee, paid by the Adviser, based on the total management fee earned by the Adviser under the Advisory Agreement less the Unitary Expenses, a contractual fee retained by the Adviser and certain start-up costs. SoFi does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds.

With respect to the SoFi Enhanced Yield ETF, the Adviser has entered into an Agreement with SoFi and ZEGA (the Fund’s sub-adviser), under which each of SoFi and ZEGA assume a portion of the obligation of the Adviser to pay all expenses of the Fund, except for Unitary Expenses. Although SoFi and ZEGA have agreed to be responsible for a portion of the Unitary Expenses, the Adviser retains the ultimate obligation to the Fund to pay such expenses. SoFi will also provide marketing support for the Fund, including hosting the Fund’s website and preparing marketing materials related to the Fund. For SoFi’s services and SoFi’s and ZEGA’s payments, each of SoFi and ZEGA is entitled to a fee, paid by the Adviser, based on the total management fee earned by the Adviser under the Advisory Agreement less the Unitary Expenses, a contractual fee retained by the Adviser and certain start-up costs. SoFi does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Fund.

SoFi also provided support to the Index Provider in developing the methodology used by each Index ETF’s underlying Index to determine the securities included in such Index. However, SoFi is not involved in the maintenance of each such Index and does not act in the capacity of an index provider.

HOW TO BUY AND SELL SHARES

Each Fund issues and redeems Shares only in Creation Units at the NAV per share next determined after receipt of an order from an AP. Only APs may acquire Shares directly from a Fund, and only APs may tender their Shares for redemption directly to a Fund, at NAV. APs must be a member or participant of a clearing agency registered with the SEC and must execute a Participant Agreement that has been agreed to by the Distributor (defined below), and that has been accepted by the Funds’ transfer agent, with respect to purchases and redemptions of Creation Units. Once created, Shares trade in the secondary market in quantities less than a Creation Unit.

Most investors buy and sell Shares in secondary market transactions through brokers. Individual Shares are listed for trading on the secondary market on the Exchange and can be bought and sold throughout the trading day like other publicly traded securities.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. In addition, because secondary market transactions occur at market prices, you may pay more than NAV when you buy Shares, and receive less than NAV when you sell those Shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding Shares.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. DTC’s participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” through your brokerage account.

Frequent Purchases and Redemptions of Shares

The Funds impose no restrictions on the frequency of purchases and redemptions of Shares. In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by Fund shareholders. Purchases and redemptions by APs, who are the only parties that may purchase or redeem Shares directly with the Funds, are an essential part of the ETF process and help keep Share trading prices in line with the NAV. As such, the Funds accommodate frequent purchases and redemptions by APs. However, the Board has also determined that frequent purchases and redemptions for cash may increase tracking error and portfolio transaction costs and may lead to the realization of capital gains. To minimize these potential consequences of frequent purchases and redemptions, the Funds employ fair value pricing and may impose transaction fees on purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Funds in effecting trades. In addition, the Funds and the Adviser reserve the right to reject any purchase order at any time.

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Determination of Net Asset Value

Each Fund’s NAV is calculated as of the scheduled close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, each day the NYSE is open for business. The NAV for each Fund is calculated by dividing the Fund’s net assets by its Shares outstanding.

In calculating its NAV, each Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. The values of non-U.S. dollar denominated securities are converted to U.S. dollars using foreign currency exchange rates generally determined as of 4:00 p.m., London time. If such information is not available for a security held by a Fund or is determined to be unreliable, the security will be valued at fair value estimates under guidelines established by the Trust and the Adviser (as described below).

Fair Value Pricing

Consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Funds’ Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) an investment has been delisted or has had its trading halted or suspended; (ii) an investment’s primary pricing source is unable or unwilling to provide a price; (iii) an investment’s primary trading market is closed during regular market hours; or (iv) an investment’s value is materially affected by events occurring after the close of the investment’s primary trading market. Generally, when fair valuing an investment, the Valuation Designee will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the investment, general and/or specific market conditions, and the specific facts giving rise to the need to fair value the investment. Fair value determinations are made in good faith and in accordance with the Adviser’s fair value methodologies, subject to oversight by the Board. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the Adviser (or the Sub-Adviser as it pertains to the SoFi Weekly Income ETF) will be able to obtain the fair value assigned to the investment upon the sale of such investment.

Investments by Other Registered Investment Companies in the Funds

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including Shares. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust or rule under the 1940 Act, including that such investment companies enter into an agreement with the Funds.

Delivery of Shareholder Documents – Householding

Householding is an option available to certain investors of the Funds. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding for the Funds is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

SoFi Select 500 ETF, SoFi Next 500 ETF and, SoFi Social 50 ETF intends to pay out dividends and interest income, if any, at least semi-annually, and distribute any net realized capital gains to its shareholders at least annually. SoFi Enhanced Yield ETF intends to pay out dividends and interest income, if any, monthly, and distribute any net realized capital gains to its shareholders at least annually. Each Fund will declare and pay income and capital gain distributions, if any, in cash. Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Your broker is responsible for distributing the income and capital gain distributions to you.

Taxes

The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment in a Fund may have other tax implications. Please consult your tax advisor about the tax consequences of an investment in Shares, including the possible application of foreign, state, and local tax laws.

Each Fund intends to qualify each year for treatment as a regulated investment company (a “RIC”) under the Code. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

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Unless your investment in Shares is made through a tax-exempt entity or tax-advantaged account, such as an IRA plan, you need to be aware of the possible tax consequences when a Fund makes distributions, when you sell your Shares listed on the Exchange, and when you purchase or redeem Creation Units (institutional investors only).

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this Prospectus. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Taxes on Distributions

For federal income tax purposes, distributions of net investment income are generally taxable to shareholders as ordinary income or qualified dividend income. Taxes on distributions of net capital gains (if any) are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned their Shares. Sales of assets held by a Fund for more than one year generally result in long-term capital gains and losses, and sales of assets held by such Fund for one year or less generally result in short-term capital gains and losses. Distributions of a Fund’s net capital gain (the excess of net long-term capital gains over net short-term capital losses) that are reported by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Distributions of short-term capital gain will generally be taxable to shareholders as ordinary income. Dividends and distributions are generally taxable to you whether you receive them in cash or reinvest them in additional Shares.

Distributions reported by a Fund as “qualified dividend income” are generally taxed to non-corporate shareholders at rates applicable to long-term capital gains, provided certain holding period and other requirements are met. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.

Shortly after the close of each calendar year, you will be informed of the character of any distributions received from a Fund.

In addition to the federal income tax, certain individuals, trusts, and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

In general, your distributions are subject to federal income tax for the year in which they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year. Distributions are generally taxable even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the Shares’ NAV when you purchased your Shares).

You may wish to avoid investing in a Fund shortly before a dividend or other distribution, because such a distribution will generally be taxable to you even though it may economically represent a return of a portion of your investment.

If you are neither a resident nor a citizen of the United States or if you are a foreign entity, distributions (other than Capital Gain Dividends) paid to you by a Fund will generally be subject to a U.S. withholding tax at the rate of 30%, unless a lower treaty rate applies. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the Internal Revenue Service (“IRS”) the identity of certain of its account-holders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

38

Each Fund (or a financial intermediary, such as a broker, through which a shareholder owns Shares) generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and sale or redemption proceeds paid to any shareholder who fails to properly furnish a correct taxpayer identification number, who has underreported dividend or interest income, or who fails to certify that they are not subject to such withholding.

Taxes When Shares are Sold on the Exchange

Any capital gain or loss realized upon a sale of Shares generally is treated as a long-term capital gain or loss if Shares have been held for more than one year and as a short-term capital gain or loss if Shares have been held for one year or less. However, any capital loss on a sale of Shares held for six months or less is treated as long-term capital loss to the extent of Capital Gain Dividends paid with respect to such Shares. Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of substantially identical Shares.

Taxes on Purchases and Redemptions of Creation Units

An AP having the U.S. dollar as its functional currency for U.S. federal income tax purposes who exchanges securities for Creation Units generally recognizes a gain or a loss. The gain or loss will be equal to the difference between the value of the Creation Units at the time of the exchange and the exchanging AP’s aggregate basis in the securities delivered plus the amount of any cash paid for the Creation Units. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanging AP’s basis in the Creation Units and the aggregate U.S. dollar market value of the securities received, plus any cash received for such Creation Units. The IRS may assert, however, that a loss that is realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for an AP who does not mark-to-market their holdings) or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if Shares comprising the Creation Units have been held for more than one year and as a short-term capital gain or loss if such Shares have been held for one year or less.

A Fund may include a payment of cash in addition to, or in place of, the delivery of a basket of securities upon the redemption of Creation Units. A Fund may sell portfolio securities to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in-kind. As a result, a Fund may be less tax efficient if it includes such a cash payment in the proceeds paid upon the redemption of Creation Units.

Taxation of REIT Investments

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Fund shares.

Foreign Investments by a Fund

Interest and other income received by a Fund with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax treaties or conventions between certain countries and the United States may reduce or eliminate such taxes. If as of the close of a taxable year more than 50% of the value of a Fund’s assets consists of certain foreign stock or securities, such Fund will be eligible to elect to “pass through” to investors the amount of certain qualifying foreign income and similar taxes paid by such Fund during that taxable year. This means that investors would be considered to have received as additional income their respective shares of such foreign taxes, but may be entitled to either a corresponding tax deduction in calculating taxable income, or, subject to certain limitations, a credit in calculating federal income tax. If a Fund does not so elect, such Fund will be entitled to claim a deduction for certain foreign taxes incurred by such Fund. A Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. You also may be subject to foreign, state and local tax on Fund distributions and sales of Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Shares under all applicable tax laws. For more information, please see the section entitled “Federal Income Taxes” in the SAI.

39

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”), the Funds’ distributor, is a broker-dealer registered with the SEC. The Distributor distributes Creation Units for the Funds on an agency basis and does not maintain a secondary market in Shares. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

The Board has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to pay distribution fees for the sale and distribution of its Shares.

No Rule 12b-1 fees are currently paid by the Funds, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

PREMIUM/DISCOUNT INFORMATION

Information regarding how often Shares of a Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the applicable Fund can be found on the Funds’ website at www.sofi.com/invest/etfs/.

ADDITIONAL NOTICES

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange is not responsible for, nor has it participated in the determination of, the timing, prices, or quantities of Shares to be issued, nor in the determination or calculation of the equation by which Shares are redeemable. The Exchange has no obligation or liability to owners of Shares in connection with the administration, marketing, or trading of Shares.

Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

The Adviser, the Sub-Adviser, and each Fund make no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly.

Delaware law permits the governing documents of a statutory trust to expand, restrict or eliminate the fiduciary duties that trustees, shareholders or other persons might otherwise be subject to, and replace them with the standards set forth in the Trust’s governing documents.

The Trust’s Declaration of Trust provides that the Trustees shall not be subject to the fiduciary duties except as set forth in the Declaration of Trust. The foregoing relates specifically to Delaware laws. Nothing in the Declaration of Trust modifying, restricting or eliminating the duties or liabilities of trustees shall apply to, or in any way limit, the duties (including state law fiduciary duties of loyalty and care) or liabilities of such persons with respect to matters arising under the federal securities laws.

40

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand each Fund’s financial performance for the periods indicated. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Tait, Weller & Baker LLP, the Funds’ independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

SoFi Select 500 ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2021		Period Ended February 29, 2020(1)
Net asset value, beginning of year/period	$13.97	$15.73	$13.94	$10.38		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.25	0.24	0.19	0.18		0.17
Net realized and unrealized gain (loss) on investments	4.09	(1.79)	1.76	3.54		0.33
Total from investment operations	4.34	(1.55)	1.95	3.72		0.50

Less Distributions:
From net investment income	(0.24)	(0.21)	(0.16)	(0.16)		(0.12)
From net realized gain	—	—	—	(0.00	)(7)	—
Total distributions	(0.24)	(0.21)	(0.16)	(0.16)		(0.12)

Net asset value, end of year/period	$18.07	$13.97	$15.73	$13.94		$10.38
Total return(5)	31.30%	(9.78)%	13.89%	36.04%		4.95%	(4)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$669.5	$426.0	$380.6	$177.1		$73.7
Ratio of expenses to average net assets
Before management fees waived	0.19%	0.19%	0.19%	0.19%		0.19%	(6)
After management fees waived	0.00%	0.00%	0.00%	0.00%		0.00%	(6)
Ratio of net investment income (loss) to average net assets
Before management fees waived	1.40%	1.48%	0.96%	1.25%		1.60%	(6)
After management fees waived	1.59%	1.67%	1.15%	1.44%		1.79%	(6)
Portfolio turnover rate(8)	16%	17%	9%	26%		22%	(4)

(1)The Fund commenced operations on April 10, 2019. The information presented is from April 10, 2019 to February 29, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value.

(5)Annualized.

(6)Does not round to $0.01 or $(0.01), as applicable.

(7)Excludes the impact of in-kind transactions.

41

SoFi Next 500 ETF

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period

	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2021		Period Ended February 29, 2020(1)
Net asset value, beginning of year/period	$11.86	$13.25	$13.31	$9.62		$10.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.19	0.19	0.15	0.16		0.13
Net realized and unrealized gain (loss) on investments	1.51	(1.41)	(0.08)	3.67		(0.40)
Total from investment operations	1.70	(1.22)	0.07	3.83		(0.27)

Less Distributions:
From net investment income	(0.19)	(0.17)	(0.13)	(0.14)		(0.11)
From net realized gain	—	—	—	(0.00	)(7)	—
Total distributions	(0.19)	(0.17)	(0.13)	(0.14)		(0.11)

Net asset value, end of year/period	$13.37	$11.86	$13.25	$13.31		$9.62
Total return(5)	14.47%	(9.06)%	0.45%	40.17%		(2.84)%	(4)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$75.5	$54.0	$49.0	$24.6		$9.1
Ratio of expenses to average net assets
Before management fees waived	0.19%	0.19%	0.19%	0.19%		0.19%	(6)
After management fees waived	0.00%	0.00%	0.00%	0.00%		0.00%	(6)
Ratio of net investment income (loss) to average net assets
Before management fees waived	1.39%	1.43%	0.85%	1.29%		1.29%	(6)
After management fees waived	1.58%	1.62%	1.04%	1.48%		1.48%	(6)
Portfolio turnover rate(8)	31%	38%	27%	53%		55%	(4)

(1) Fund commenced operations on April 10, 2019. The information presented is from April 10, 2019 to February 29, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value.

(5)Annualized.

(6)Does not round to $0.01 or $(0.01), as applicable.

(7)Excludes the impact of in-kind transactions.

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SoFi Social 50 ETF

	Year Ended February 29, 2024	Year Ended February 28, 2023	Year Ended February 28, 2022	Year Ended February 28, 2021	Period Ended February 29, 2020(1)
Net asset value, beginning of year/period	$22.82	$31.60	$29.38	$18.73	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.37	0.31	0.11	0.12	0.15
Net realized and unrealized gain (loss) on investments	9.35	(8.86)	2.21	10.64	(1.27)
Total from investment operations	9.72	(8.55)	2.32	10.76	(1.12)

Less Distributions:
From net investment income	(0.51)	(0.23)	(0.10)	(0.11)	(0.15)
Total distributions	(0.51)	(0.23)	(0.10)	(0.11)	(0.15)

Net asset value, end of year/period	$32.03	$22.82	$31.60	$29.38	$18.73
Total return(5)	42.96%	(26.98)%	7.85%	57.67%	(5.67)%	(4)

Ratios / Supplemental Data:
Net assets, end of year/period (millions)	$17.3	$13.7	$20.5	$11.8	$2.8
Ratio of expenses to average net assets	0.29%	0.29%	0.29%	0.29%	0.29%	(6)
Ratio of net investment income (loss) to average net assets	1.38%	1.24%	0.31%	0.52%	0.92%	(6)
Portfolio turnover rate(7)	42%	96%	62%	414%	168%	(4)

(1)The Fund commenced operations on May 7, 2019. The information presented is from May 7, 2019 to February 29, 2020.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value.

(5)Annualized.

(6)Excludes the impact of in-kind transactions.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the year/period
43

SoFi Enhanced Yield ETF

Period Ended February 29, 2024(1)
Net asset value, beginning of period	$20.00

Income (Loss) from Investment Operations:
Net investment income (loss)(2)	0.26
Net realized and unrealized gain (loss) on investments	0.26
Total from investment operations	0.52

Less Distributions:
From net investment income	(0.46)
Total distributions	(0.46)

Net asset value, end of period	$20.06
Total return(4)(5)	2.64%

Ratios / Supplemental Data:
Net assets, end of period (millions)	$10.0
Ratio of expenses to average net assets(6)	0.49%
Ratio of net investment income (loss) to average net assets(6)	4.50%
Portfolio turnover rate(4)(7)	8%

(1)The Fund commenced operations on November 14, 2023. The information presented is from November 14, 2023 to February 29, 2024.

(2)Calculated using average shares outstanding method.

(3)Not annualized.

(4)The total return is based on the Fund’s net asset value.

(5)Annualized.

(6)Excludes the impact of in-kind transactions.

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

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SoFi Select 500 ETF

SoFi Next 500 ETF

SoFi Social 50 ETF

SoFi Enhanced Yield ETF

Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204	Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204
Sub-Adviser (SoFi Enhanced Yield ETF)	ZEGA Financial, LLC 3801 PGA Blvd, Suite 600 Palm Beach Gardens, FL 33410	Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101
Custodian	U.S. Bank National Association 1555 North River Center Drive Milwaukee, Wisconsin 53212	Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Two Liberty Place 50 S. 16th Street Philadelphia, Pennsylvania 19102
Sub-Administrator, Fund Accountant, and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202	Legal Counsel	Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 1800 Milwaukee, Wisconsin 53202

Investors may find more information about the Funds in the following documents:

Statement of Additional Information: The Funds’ SAI provides additional details about the investments of the Funds and certain other additional information. A current SAI dated June 28, 2024, as supplemented from time to time, is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally considered a part of this Prospectus.

Annual/Semi-Annual Reports: Additional information about each Fund’s investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the Fund’s prior fiscal year or period. In form N-CSR you will find each Fund's annual and semi-annual financial statements.

You can request free copies of these documents, request other information, such as each Fund's Financial Statements or make general inquiries about the Funds by contacting the Funds at SoFi ETFs, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling (877) 358-0096.

These documents and other information about the Funds are also available:

●	Free of charge from the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov; or
●	Free of charge from the Funds’ Internet website at www.sofi.com/invest/etfs/; or
●	For a duplicating fee, by e-mail request to publicinfo@sec.gov.

(SEC Investment Company Act
File No. 811-23377)

SFY	SoFi Select 500 ETF
SFYX	SoFi Next 500 ETF
SFYF	SoFi Social 50 ETF
THTA	SoFi Enhanced Yield ETF
each listed on NYSE Arca, Inc.

STATEMENT OF ADDITIONAL INFORMATION

June 28, 2024

This Statement of Additional Information (the “SAI”) is not a prospectus and should be read in conjunction with the Prospectus for the SoFi Select 500 ETF, SoFi Next 500 ETF and SoFi Social 50 ETF (collectively, the “Index ETFs”), SoFi Enhanced Yield ETF (collectively with the Index ETFs, the “Funds,” and each, a “Fund”), each a series of Tidal ETF Trust (the “Trust”), dated June 28, 2024, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used in this SAI that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge, by calling the Funds at (877) 358-0096, visiting www.sofi.com/invest/etfs/, or writing to the Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

The Funds’ audited financial statements for the fiscal year/period ended February 29, 2024 and SoFi Enhanced Yield ETF’s audited financial statements for the fiscal period November 14, 2023 (commencement of operations) to February 29, 2024 are incorporated into this SAI by reference to the Funds’ most recent are incorporated into this SAI by reference to the Funds’ most recent Annual Report to Shareholders (File No. 811-23377). A copy of the Funds’ Annual Report may be obtained at no charge by contacting the Funds at the address or phone number noted above.

GENERAL INFORMATION ABOUT THE TRUST

The Trust is an open-end management investment company consisting of multiple series, including the Funds. This SAI relates to the Funds. The Trust was organized as a Delaware statutory trust on June 4, 2018. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (together with the rules and regulations adopted thereunder, as amended, the “1940 Act”), as an open-end management investment company and the offering of the Funds’ shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Trust is governed by its Board of Trustees (the “Board”). Tidal Investments LLC (“Tidal” or the “Adviser”), serves as investment adviser to the Funds. ZEGA Financial, LLC (“ZEGA” or the “Sub-Adviser”) serves as investment sub-adviser to the SoFi Enhanced Yield ETF. ZEGA also serves as the investment sub-adviser to the ZEGA Buy and Hedge ETF, a separate series of the Trust.

Each Fund offers and issues Shares at its net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Each Fund generally offers and issues Shares in exchange for a basket of securities (“Deposit Securities”) together with the deposit of a specified cash payment (“Cash Component”). The Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. Shares of each Fund are listed on the NYSE Arca, Inc. (the “Exchange”). Shares of each Fund trade on the applicable Exchange at market prices that may differ from the Shares’ NAV. Shares are also redeemable only in Creation Unit aggregations, primarily for a basket of Deposit Securities together with a Cash Component. As a practical matter, only institutions or large investors, known as “Authorized Participants” or “APs,” purchase or redeem Creation Units. Except when aggregated in Creation Units, Shares are not individually redeemable.

Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to a specified percentage of the value of the missing Deposit Securities, as set forth in the Participant Agreement (as defined below). The Trust may impose a transaction fee for each creation or redemption. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. As in the case of other publicly traded securities, brokers’ commissions on transactions in the secondary market will be based on negotiated commission rates at customary levels.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, POLICIES, AND RELATED RISKS

Each Fund’s investment objective and principal investment strategies are described in the Prospectus under “Investment Objective” and “Principal Investment Strategies,” respectively. The following information supplements, and should be read in conjunction with, the Prospectus. For a description of certain permitted investments, see “Description of Permitted Investments” in this SAI.

With respect to each Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

Diversification

Each of the SoFi Select 500 ETF, SoFi Next 500 ETF, and SoFi Social 50 ETF is “diversified” within the meaning of the 1940 Act. Under applicable federal laws, to qualify as a diversified fund, a Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the securities of one issuer, other than investments in cash and cash items (including receivables), U.S. government securities, and securities of other investment companies. The remaining 25% of such Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a Fund’s holdings is measured at the time such Fund purchases a security. However, if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of such Fund’s total assets due to movements in the financial markets. If the market affects several securities held by a Fund, such Fund may have a greater percentage of its assets invested in securities of fewer issuers.

Non-Diversification

The SoFi Enhanced Yield ETF is classified as non-diversified investment company under the 1940 Act. A “non-diversified” classification means that the Fund is not limited by the 1940 Act’s diversification rule with regard to the percentage of its total assets that may be invested in the securities of a single issuer. This means that the Fund may invest a greater portion of its total assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. The securities of a particular issuer may constitute a greater portion of the Index and, therefore, those securities may constitute a greater portion of the Fund’s portfolio. This may have an adverse effect on the Fund’s performance or subject the Fund’s Shares to greater price volatility than more diversified investment companies. Moreover, in pursuing its objective, the Fund may hold the securities of a single issuer in an amount exceeding 10% of the value of the outstanding securities of the issuer, subject to restrictions imposed by the Internal Revenue Code of 1986, as amended (the “Code”). Although SoFi Enhanced Yield ETF is non-diversified for purposes of the 1940 Act, the Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of the Fund and may make it less likely that the Fund will meet its investment objective. See “Federal Income Taxes” in this SAI for further discussion.

General Risks

The value of a Fund’s portfolio securities may fluctuate with changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular security or issuer and changes in general economic or political conditions. An investor in the Funds could lose money over short or long periods of time.

There can be no guarantee that a liquid market for the securities held by a Fund will be maintained. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of Shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid-ask spreads are wide.

Financial markets, both domestic and foreign, have recently experienced an unusually high degree of volatility. Continuing events and possible continuing market turbulence may have an adverse effect on Fund performance.

Cyber Security Risk. Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber attacks. Cyber attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber attacks affecting the Fund or the Adviser, Sub-Adviser, Custodian (defined below), Transfer Agent (defined below), intermediaries and other third-party service providers may adversely impact a Fund. For instance, cyber attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential company information, impede trading, subject a Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such portfolio companies to lose value.

DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices and the associated risk factors. A Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with such Fund’s investment objective and permitted by such Fund’s stated investment policies. Each of the permitted investments described below applies to each Fund unless otherwise noted. In addition, certain of the techniques and investments discussed in this SAI are not principal strategies of a Fund as disclosed in the Prospectus, and while such techniques and investments are permissible for a Fund to utilize, the Fund is not required to utilize such non-principal techniques or investments.

Borrowing

Although the Fund does not intend to borrow money, the Fund may do so to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund may borrow up to one-third (1/3) of its total assets. The Fund will borrow money only for short-term or emergency purposes. Such borrowing is not for investment purposes and will be repaid by the Fund promptly. Borrowing will tend to exaggerate the effect on NAV of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Debt Securities (SoFi Enhanced Yield ETF only)

In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes and commercial paper are examples of debt securities and differ in the length of the issuer’s principal repayment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

Debt securities are all generally subject to interest rate, credit, income and prepayment risks and, like all investments, are subject to liquidity and market risks to varying degrees depending upon the specific terms and type of security. ZEGA attempts to reduce credit and market risk through diversification of the Fund’s portfolio and ongoing credit analysis of each issuer, as well as by monitoring economic developments, but there can be no assurance that it will be successful at doing so.

Inflation-Indexed Bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury, commonly known as “TIPS,” have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. TIPS pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).

If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Fund’s investments in debt securities may subject the Fund to the following risks:

Credit risk. Debt securities are subject to the risk of an issuer’s (or other party’s) failure or inability to meet its obligations under the security. Multiple parties may have obligations under a debt security. An issuer or borrower may fail to pay principal and interest when due. A guarantor, insurer or credit support provider may fail to provide the agreed upon protection. A counterparty to a transaction may fail to perform its side of the bargain. An intermediary or agent interposed between the investor and other parties may fail to perform the terms of its service. Also, performance under a debt security may be linked to the obligations of other persons who may fail to meet their obligations. The credit risk associated with investing in a debt security could increase to the extent that the Fund’s ability to benefit fully from its investment in the security depends on the performance by multiple parties of their respective contractual or other obligations. The market value of a debt security is also affected by the market’s perception of the creditworthiness of the issuer.

The Fund may incur substantial losses on debt securities that are inaccurately perceived to present a different amount of credit risk than they actually do by the market, ZEGA or the rating agencies. Credit risk is generally greater where less information is publicly available, where fewer covenants safeguard the investors’ interests, where collateral may be impaired or inadequate, where little legal redress or regulatory protection is available, or where a party’s ability to meet obligations is speculative. Additionally, any inaccuracy in the information used by the Fund to evaluate credit risk may affect the value of securities held by the Fund.

Obligations under debt securities held by the Fund may never be satisfied or, if satisfied, only satisfied in part.

Some securities are subject to risks as a result of a credit downgrade or default by a government, or its agencies or, instrumentalities. Credit risk is a greater concern for high-yield debt securities and debt securities of issuers whose ability to pay interest and principal may be considered speculative. Debt securities are typically classified as investment grade-quality (medium to highest credit quality) or below investment grade-quality (commonly referred to as high-yield or junk bonds). Many individual debt securities are rated by a third party source, such as Moody’s or S&P, to help describe the creditworthiness of the issuer.

Credit ratings risk. ZEGA may perform its own independent investment analysis of securities being considered for the Fund’s portfolio, which includes consideration of, among other things, the issuer’s financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer’s management and regulatory matters. ZEGA also may consider the ratings assigned by various investment services and independent rating agencies, such as Moody’s and S&P, that publish ratings based upon their assessment of the relative creditworthiness of the rated debt securities. Generally, a lower rating indicates higher credit risk. Higher yields are ordinarily available from debt securities in the lower rating categories.

Using credit ratings to evaluate debt securities can involve certain risks. For example, ratings assigned by the rating agencies are based upon an analysis completed at the time of the rating of the obligor’s ability to pay interest and repay principal. Rating agencies typically rely to a large extent on historical data which may not accurately represent present or future circumstances. Ratings do not purport to reflect the risk of fluctuations in market value of the debt security and are not absolute standards of quality and only express the rating agency’s current opinion of an obligor’s overall financial capacity to pay its financial obligations. A credit rating is not a statement of fact or a recommendation to purchase, sell or hold a debt obligation. Also, credit quality can change suddenly and unexpectedly, and credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated. Rating agencies may have a financial interest in generating business, including from the arranger or issuer of the security that normally pays for that rating, and providing a low rating might affect the rating agency’s prospects for future business. While rating agencies have policies and procedures to address this potential conflict of interest, there is a risk that these policies will fail to prevent a conflict of interest from impacting the rating.

Uncertain Tax Treatment Risk. Investments in debt securities rated below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Extension risk. The market value of some debt securities, particularly mortgage securities and certain asset-backed securities, may be adversely affected when bond calls or prepayments on underlying mortgages or other assets are less or slower than anticipated. Extension risk may result from, for example, rising interest rates or unexpected developments in the markets for the underlying assets or mortgages. As a consequence, the security’s effective maturity will be extended, resulting in an increase in interest rate sensitivity to that of a longer-term instrument. Extension risk generally increases as interest rates rise. This is because, in a rising interest rate environment, the rate of prepayment and exercise of call or buy-back rights generally falls and the rate of default and delayed payment generally rises. When the maturity of an investment is extended in a rising interest rate environment, a below-market interest rate is usually locked-in and the value of the security reduced. This risk is greater for fixed-rate than variable-rate debt securities.

Income risk. The Fund’s income may decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Fluctuations in income paid to the Fund are generally greater for variable rate debt securities. The Fund will be deemed to receive taxable income on certain securities which pay no cash payments until maturity, such as zero-coupon securities. The Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make the distributions to shareholders that are required for U.S. tax purposes.

Inflation risk. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically corresponded with long-term inflationary trends.

Interest rate risk. The market value of debt securities generally varies in response to changes in prevailing interest rates. Interest rate changes can be sudden and unpredictable. In addition, short-term and long-term rates are not necessarily correlated to each other as short-term rates tend to be influenced by government monetary policy while long-term rates are market driven and may be influenced by macroeconomic events (such as economic expansion or contraction), inflation expectations, as well as supply and demand. During periods of declining interest rates, the market value of debt securities generally increases. Conversely, during periods of rising interest rates, the market value of debt securities generally declines. This occurs because new debt securities are likely to be issued with higher interest rates as interest rates increase, making the old or outstanding debt securities less attractive. In general, the market prices of long-term debt securities or securities that make little (or no) interest payments are more sensitive to interest rate fluctuations than shorter-term debt securities. The longer the Fund’s average weighted portfolio duration, the greater the potential impact a change in interest rates will have on its share price. Also, certain segments of the fixed income markets, such as high-quality bonds, tend to be more sensitive to interest rate changes than other segments, such as lower-quality bonds.

Prepayment risk. Debt securities, especially bonds that are subject to “calls,” such as asset-backed or mortgage-backed securities, are subject to prepayment risk if their terms allow the payment of principal and other amounts due before their stated maturity. Amounts invested in a debt security that has been “called” or “prepaid” will be returned to an investor holding that security before expected by the investor. In such circumstances, the investor, such as a Fund, may be required to re-invest the proceeds it receives from the called or prepaid security in a new security which, in periods of declining interest rates, will typically have a lower interest rate. Prepayment risk is especially prevalent in periods of declining interest rates and will result for other reasons, including unexpected developments in the markets for the underlying assets or mortgages. For example, a decline in mortgage interest rates typically initiates a period of mortgage refinancings. When homeowners refinance their mortgages, the investor in the underlying pool of mortgage-backed securities (such as a fund) receives its principal back sooner than expected, and must reinvest at lower, prevailing rates.

Securities subject to prepayment risk are often called during a declining interest rate environment and generally offer less potential for gains and greater price volatility than other income-bearing securities of comparable maturity.

Call risk is similar to prepayment risk and results from the ability of an issuer to call, or prepay, a debt security early. If interest rates decline enough, the debt security’s issuer can save money by repaying its callable debt securities and issuing new debt securities at lower interest rates.

Depositary Receipts (The Index ETFs)

To the extent a Fund invests in stocks of foreign corporations, a Fund’s investment in securities of foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers. American Depositary Receipts (“ADRs”) are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by U.S. banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States.

Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and International Depositary Receipts (“IDRs”) are similar to ADRs in that they are certificates evidencing ownership of shares of a foreign issuer; however, GDRs, EDRs, and IDRs may be issued in bearer form and denominated in other currencies and are generally designed for use in specific or multiple securities markets outside the U.S. EDRs, for example, are designed for use in European securities markets, while GDRs are designed for use throughout the world. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities.

The Funds will not invest in any unlisted depositary receipts or any depositary receipt that the Adviser deems to be illiquid or for which pricing information is not readily available. In addition, all depositary receipts generally must be sponsored. However, a Fund may invest in unsponsored depositary receipts under certain limited circumstances. The issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the value of the depositary receipts. The use of a depositary receipt may increase tracking error relative to the applicable Index if the Index includes the foreign security instead of the depositary receipt.

Derivative Instruments (SoFi Enhanced Yield ETF only)

The Fund may invest in derivatives. To the extent the Fund invests in derivatives, the Adviser and Sub-Adviser anticipate that the Fund will qualify as a “limited derivatives user” under Rule 18f-4 of the 1940 Act. A Fund is considered a “limited derivatives user” if it limits the Fund’s derivatives exposure to no more than 10% of its net assets, calculated in accordance with Rule 18f-4, and adopts written policies and procedures reasonably designed to manage the Fund’s derivatives risks.

Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, credit, currencies, commodities or related indices. Derivative instruments can provide an efficient means to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Some common types of derivatives include options, futures, forwards and swaps.

Derivative instruments may be used to modify the effective duration of the Fund’s portfolio investments. Derivative instruments may also be used for “hedging,” which means that they may be used when ZEGA seeks to protect the Fund’s investments from a decline in value resulting from changes to interest rates, market prices, currency fluctuations, or other market factors. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, provide efficient portfolio management, broaden investment opportunities (including taking short or negative positions), implement a tax or cash management strategy, gain exposure to a particular security or segment of the market and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon, among other factors, ZEGA’s ability to gauge relevant market movements.

Derivative instruments may be used for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivative instruments may be limited from time to time by policies adopted by the Board, the Adviser, or ZEGA.

Because some derivative instruments used by the Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires investment companies to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. See “Borrowing” above for more information on the Fund’s obligation to cover or segregate such assets.

Options. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). Like a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when ZEGA deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option was not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. Call options may also be written on reference instruments that the writer does not own.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and are subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until it either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). If the writer of an option wants to terminate its obligation, the writer may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the option writer’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

The staff of the SEC has taken the position that purchased OTC options on securities are considered illiquid securities and that the assets segregated to cover the Fund’s obligation under an OTC option on securities it has written are considered illiquid. Pending a change in the staff’s position, the Fund will treat such OTC options on securities and “covering” assets as illiquid and subject to the Fund’s limitation on illiquid securities.

Interest rate caps. An interest rate cap is a type of OTC option. The buyer of an interest rate cap pays a premium to the seller in exchange for payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. The floating interest rate may be tied to a reference rate (for example, the London Interbank Offered Rate (“LIBOR”)), a long-term swap rate or other benchmark. The amount of each payment is determined by reference to a specified “notional” amount of money. Interest rate caps do not involve the delivery of securities, other underlying instruments, or principal amounts. Accordingly, barring counterparty risk, the risk of loss to the purchaser of an interest rate cap is limited to the amount of the premium paid.

An interest rate cap can be used to increase or decrease exposure to various interest rates, including to hedge interest rate risk. By purchasing an interest rate cap, the buyer of the cap can benefit from rising interest rates while limiting its downside risk to the amount of the premium paid. If the Fund buys an interest rate cap and ZEGA is correct at predicting the direction of interest rates, the interest rate cap will increase in value. But if ZEGA is incorrect at predicting the direction, the interest rate cap will expire worthless.

By writing (selling) an interest rate cap, the seller of the cap can benefit by receiving a premium in exchange for assuming an obligation to make payments at set intervals for which a floating interest rate exceeds an agreed upon interest rate. If interest rates rise above the agreed upon cap, the seller’s obligation to make payments may result in losses in excess of the premium received.

Correctly predicting the value of an interest rate cap requires an understanding of the referenced interest rate, and the Fund bears the risk that ZEGA will not correctly forecast future market events, such as interest rate movements. Interest rate caps also involve the risks associated with derivative instruments generally, as described herein, including the risks associated with OTC options.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivative instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If ZEGA is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if ZEGA did not employ such strategies.

Equity Securities

Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of Shares to decline.

An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic or banking crises.

Types of Equity Securities:

Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.

Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Smaller Companies — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.

Tracking Stocks. The Funds may invest in tracking stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

When-Issued Securities and Forward Commitments

A Fund may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When the Fund engages in when-issued transactions, it relies on the other party to complete the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield. Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued basis or forward commitment, the Fund will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV. When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Foreign Securities

The Fund may invest directly in foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of foreign securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities. Because non-U.S. securities may trade on days when a Fund’s shares are not priced, NAV may change at times when Shares cannot be sold.

Decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Fund’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Fund. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Fund.

Set forth below for certain markets in which a Fund may invest are brief descriptions of some of the conditions and risks in each such market.

Investments in Australia. The Australian economy is reliant on the sale of commodities, which can pose risks such as the fluctuation of prices and the variability of demand for exportation of such products. Changes in spending on Australian products by the economies of other countries or changes in any of these economies may cause a significant impact on the Australian economy.

Investments in China. Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. In addition, previously the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion.

Investments in Hong Kong. Investments directly in or in ADRs with underlying shares organized, listed, or domiciled in Hong Kong are subject to certain risks not associated with other investments. Following the establishment of the People’s Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China’s predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. Investments in Hong Kong involve risk of a total loss due to government action or inaction. China has committed by treaty to preserve Hong Kong’s autonomy and its economic, political and social freedoms for 50 years from the July 1, 1997 transfer of sovereignty from Great Britain to China. However, if China would exert its authority so as to alter the economic, political, or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because each Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV. These and other factors could have a negative impact on the Fund’s performance.

Investments in Emerging Markets. Investments in securities listed and traded in emerging markets are subject to additional risks that may not be present for U.S. investments or investments in more developed non-U.S. markets. Such risks may include: (i) greater market volatility; (ii) lower trading volume; (iii) greater social, political and economic uncertainty; (iv) governmental controls on foreign investments and limitations on repatriation of invested capital; (v) the risk that companies may be held to lower disclosure, corporate governance, auditing and financial reporting standards than companies in more developed markets; and (vi) the risk that there may be less protection of property rights than in other countries. Emerging markets are generally less liquid and less efficient than developed securities markets.

Investments in Europe. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Monetary Union (EMU), which requires compliance with restrictions on inflation rates, deficits, and debt levels. Unemployment in certain European nations is historically high and several countries face significant debt problems. These conditions can significantly affect every country in Europe. The euro is the official currency of the EU. Funds that invest in Europe may have significant exposure to the euro and events affecting the euro. Recent market events affecting several of the EU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the euro. A significant decline in the value of the euro may produce unpredictable effects on trade and commerce generally and could lead to increased volatility in financial markets worldwide.

There is still market uncertainty regarding the potential consequences of “Brexit” (the United Kingdom’s (UK) withdrawal from the EU) including Brexit’s long-term ramifications. The range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy may cause disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar due to Brexit would adversely affect Fund investments denominated in British pound sterling and/or the euro, regardless of the performance of the investment. S&P’s credit rating of the UK was AA with a “stable outlook” and AA+ with a “stable outlook” for the EU as of the date of this SAI. Other geopolitical events may also cause market disruptions. It is possible that geopolitical events could have an adverse effect on the value of a Fund’s investments.

Investments in India. India is an emerging market and exhibits significantly greater market volatility from time to time in comparison to more developed markets. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage and the risk of nationalization or expropriation of assets may result in higher potential for losses.

Moreover, governmental actions can have a significant effect on the economic conditions in India, which could adversely affect the value and liquidity of the Fund’s investments. The securities markets in India are comparatively underdeveloped, and stockbrokers and other intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Global factors and foreign actions may inhibit the flow of foreign capital on which India is dependent to sustain its growth. In addition, the Reserve Bank of India (“RBI”) has imposed limits on foreign ownership of Indian securities, which may decrease the liquidity of the Fund’s portfolio and result in extreme volatility in the prices of Indian securities. These factors, coupled with the lack of extensive accounting, auditing and financial reporting standards and practices, as compared to the United States, may increase the Fund’s risk of loss.

Further, certain Indian regulatory approvals, including approvals from the Securities and Exchange Board of India, the RBI, the central government and the tax authorities (to the extent that tax benefits need to be utilized), may be required before the Fund can make investments in the securities of Indian companies.

Investments in Japan. The Japanese economy has recently emerged from a prolonged economic downturn. Since 2000, Japan’s economic growth rate has remained relatively low. Its economy is characterized by government intervention and protectionism, an unstable financial services sector, low domestic consumption, and relatively high unemployment. Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect the Fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility for Japan’s economy as well. Additionally, as China has increased its role with Japan as a trading partner, political tensions between the countries has become strained. Any increase or decrease in such tension may have consequences for investment in or exposure to Japanese issuers.

In March 2011, a massive earthquake and tsunami struck northeastern Japan causing major damage to the country’s domestic energy supply, including damage to nuclear power plants. In the wake of this natural disaster, Japan’s financial markets fluctuated dramatically and the resulting economic distress affected Japan’s recovery from its recession. The government injected capital into the economy and proposed plans for massive spending on reconstruction efforts in disaster-affected areas to stimulate economic growth. The full extent of the disaster’s impact on Japan’s economy and foreign investment in Japan is difficult to estimate. The risks of natural disasters of varying degrees, such as earthquakes and tsunamis, and the resulting damage, continue to exist. These and other factors could have a negative impact on a Fund’s performance.

Investments in South Korea. Investments in South Korean issuers involve risks that are specific to South Korea, including legal, regulatory, political, currency, security and economic risks. Substantial political tensions exist between North Korea and South Korea and recently these political tensions have escalated. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostilities, will likely adversely impact the South Korean economy. In addition, South Korea’s economic growth potential has recently been on a decline, mainly because of a rapidly aging population and structural problems.

Investments in Taiwan. Investments in Taiwanese issuers may subject a Fund to legal, regulatory, political, currency and economic risks that are specific to Taiwan. Specifically, Taiwan’s geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan’s economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. The Taiwanese economy is dependent on the economies of Asia, mainly those of Japan and China, and the United States. Reduction in spending by any of these countries on Taiwanese products and services or negative changes in any of these economies may cause an adverse impact on the Taiwanese economy.

Illiquid and Restricted Investments

The Fund may invest in illiquid investments (i.e., investments that are not readily marketable) to the extent permitted under the 1940 Act. Illiquid investments include, but are not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may only be resold pursuant to Rule 144A under the Securities Act, but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, the Fund will not acquire illiquid investments if, immediately after the acquisition, such investments would comprise more than 15% of the value of the Fund’s net assets. Determinations of liquidity are made pursuant to guidelines contained in the liquidity risk management program of the Trust applicable to the Fund. The Adviser determines and monitors the liquidity of the portfolio investments and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the investment; (2) the number of dealers willing to purchase or sell the investment and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the investment; and (4) the nature of the marketplace trades, including the time needed to dispose of the investment, the method of soliciting offers and the mechanics of the transfer. The term “illiquid investment” is defined as an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

An institutional market has developed for certain restricted investments. Accordingly, contractual or legal restrictions on the resale of an investment may not be indicative of the liquidity of the investment. If such investments are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the investments are liquid.

Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell an investment under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid investments will be priced at fair value as determined in good faith under procedures adopted by the Trust and the Adviser. If, through the appreciation of illiquid investments or the depreciation of liquid investments, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid investments, including restricted investments which are not readily marketable, the Fund will take such steps as set forth in its procedures as adopted by the Trust and the Adviser.

Investment Company Securities

The Fund may invest in the securities of other investment companies, including money market funds and ETFs, subject to applicable limitations under Section 12(d)(1) of the 1940 Act. Investing in another pooled vehicle exposes the Fund to all the risks of that pooled vehicle. If the Fund invests in and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Pursuant to Section 12(d)(1), the Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. To the extent allowed by law or regulation, the Fund may invest its assets in securities of investment companies that are money market funds in excess of the limits discussed above.

However, registered investment companies are permitted to invest in other investment companies beyond the limits set forth in Section 12(d)(1), subject to certain conditions. The Fund may rely on Rule 12d1-4 of the 1940 Act, which provides an exemption from Section 12(d)(1) that allows the Fund to invest beyond the stated limits in other registered funds, including ETFs, if the Fund satisfies certain conditions specified in the Rule, including, among other conditions, that the Fund and its advisory group will not control (individually or in the aggregate) an acquired fund (e.g., hold more than 25% of the outstanding voting securities of an acquired fund that is a registered open-end management investment company).

The Fund may also rely on Section 12(d)(1)(F) and Rule 12d1-3 of the 1940 Act, which provide an exemption from Section 12(d)(1) that allows the Fund to invest all of its assets in other registered funds, including ETFs, if, among other conditions: (a) the Fund, together with its affiliates, acquires no more than three percent of the outstanding voting stock of any acquired fund, and (b) the sales load charged on Shares is no greater than the limits set forth in Rule 2830 of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Money Market Funds

The Fund may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable NAV money market fund seeks to maintain a stable $1 NAV, it is possible for the Fund to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Fund sells the shares it owns they may be worth more or less than what the Fund originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Other Short-Term Instruments

In addition to repurchase agreements, the Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s or “A-1” by S&P or, if unrated, of comparable quality as determined by the Adviser or Sub-Adviser (as applicable); (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; and (vi) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of the Adviser or Sub-Adviser (as applicable), are of comparable quality to obligations of U.S. banks which may be purchased by the Fund. Any of these instruments may be purchased on a current or a forward-settled basis. Money market instruments also include shares of money market funds. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Real Estate Investment Trusts (“REITs”) (Index ETFs)

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Repurchase Agreements

The Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which the Fund acquires a financial instrument (e.g., a security issued by the U.S. government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next Business Day). A “Business Day” is any day on which the New York Stock Exchange (“NYSE”) is open for regular trading. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

In these repurchase agreement transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund’s custodian bank until repurchased. No more than an aggregate of 15% of the Fund’s net assets will be invested in illiquid securities, including repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the U.S. Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and, therefore, the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Reverse Repurchase Agreements (SoFi Enhanced Yield ETF Only)

The Fund may enter into reverse repurchase agreements, which involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates. While a reverse repurchase agreement is outstanding, the Fund will maintain the segregation, either on its records or with its custodian bank, of cash or other liquid securities, marked-to-market daily, in an amount at least equal to its obligations under the reverse repurchase agreement.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Securities Lending

The Funds may lend portfolio securities to certain creditworthy borrowers. The Funds’ securities lending activity is discussed below in further detail in the section “Securities Lending Activity.” The borrowers provide collateral that is maintained in an amount at least equal to the current value of the securities loaned. The Fund may terminate a loan at any time and obtain the return of the securities loaned. The lending Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Fund is compensated by a fee paid by the borrower equal to a percentage of the value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or money market funds, which may include those managed by the Adviser or Sub-Adviser (as applicable).

The Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Fund in accordance with guidelines approved by the Board. In such capacity, the lending agent causes the delivery of loaned securities from the Fund to borrowers, arranges for the return of loaned securities to the Fund at the termination of a loan, requests deposit of collateral, monitors the daily value of the loaned securities and collateral, requests that borrowers add to the collateral when required by the loan agreements, and provides recordkeeping and accounting services necessary for the operation of the program.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Tax Risks

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in the Prospectus and this SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or certain tax-advantaged accounts, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Shares.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the FNMA, GNMA, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by the FNMA, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

On September 7, 2008, the U.S. Treasury announced a federal takeover of the FNMA and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. The Agreement has been amended several times since September 7, 2008, both formally and through letter agreements. If the conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by the FNMA and Freddie Mac will no longer have the protection of the U.S. Treasury.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating of the U.S from AAA to AA+ with a downgrade from stable outlook to negative outlook. S&P subsequently raised the negative outlook to stable outlook in June 2013, but retained the lower AA+ rating and it has not been upgraded as of the date of this SAI. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt ceiling negotiations may impact the U.S. long-term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.

Variable and Floating Rate Securities (SoFi Enhanced Yield ETF Only)

The Fund may invest in variable and floating rate securities. Debt securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Fund intends to purchase these securities only when ZEGA believes the interest income from the instrument justifies any principal risks associated with the instrument. ZEGA may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that ZEGA will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights it may have. The Fund could, for this or other reasons, suffer a loss with respect to those instruments. ZEGA monitors the liquidity of the Fund’s investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

INVESTMENT RESTRICTIONS

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of the Fund’s outstanding voting securities. For the purposes of the 1940 Act, a “majority of outstanding shares” means the vote of the lesser of: (1) 67% or more of the voting securities of a Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of a Fund.

Except with the approval of a majority of the outstanding voting securities, each Fund may not:

1.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act.

2.	Make loans, except to the extent permitted under the 1940 Act.

3.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from investing in securities or other instruments backed by real estate, REITs or securities of companies engaged in the real estate business.

4.	Purchase or sell commodities unless acquired as a result of ownership of securities or other instruments, except to the extent permitted under the 1940 Act. This shall not prevent the Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act.

Except with the the approval of a majority of the outstanding voting securities, the SoFi Enhanced Yield ETF may not:

6.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), securities of registered investment companies, repurchase agreements collateralized by U.S. government securities, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Except with the approval of a majority of the outstanding voting securities, each of the SoFi Select 500 ETF, SoFi Next 500 ETF, and SoFi Social 50 ETF may not:

7.	Concentrate its investments (i.e., hold more than 25% of its total assets) in any industry or group of related industries, except that each Fund will concentrate to approximately the same extent that the Solactive SoFi US 500 Growth Index, the Solactive SoFi US Next 500 Growth Index, or the SoFi Social 50 Index, as applicable, concentrates in the securities of such particular industry or group of related industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, registered investment companies, and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

8.	With respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (with the exception that this restriction does not apply to the Fund’s investments in the securities of the U.S. government, or its agencies or instrumentalities, or other investment companies).

In determining its compliance with the fundamental investment restriction on concentration, each Fund will look through to the underlying holdings of any affiliated investment company and will consider its entire investment in any investment company with a policy to concentrate, or having otherwise disclosed that it is concentrated, in a particular industry or group of related industries as being invested in such industry or group of related industries. Additionally, in determining its compliance with the fundamental investment restriction on concentration, each Fund will look through to the user or use of private activity municipal bonds to determine their industry.

Each Index ETF observes the following non-fundamental restriction, which may be changed without a shareholder vote:

The Fund invests, under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of its underlying index.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid investments will be observed continuously.

EXCHANGE LISTING AND TRADING

Shares are listed for trading and trade throughout the day on the Exchange.

There can be no assurance that a Fund will continue to meet the requirements of the Exchange necessary to maintain the listing of Shares. The applicable Exchange may, but is not required to, remove Shares of a Fund from the listing under any of the following circumstances: (1) the Exchange becomes aware that a Fund is no longer eligible to operate in reliance on Rule 6c-11 of the Investment Company Act of 1940; (2) such Fund no longer complies with the Exchange’s requirements for Shares; or (3) such other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The applicable Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

The Trust reserves the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series are overseen by the Board, which elects the officers of the Trust who are responsible for administering the day-to-day operations of the Trust and the Funds. The Board has approved contracts, as described below, under which certain companies provide essential services to the Trust.

The day-to-day business of the Trust, including the management of risk, is performed by third-party service providers, such as the Adviser, Sub-Adviser, the Distributor (defined below), and the Administrator (defined below). The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures, and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Sub-Adviser is responsible for the day-to-day trading and execution of each Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Board’s role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies, and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser and Sub-Adviser provide the Board with an overview of, among other things, their investment philosophies, brokerage practices, and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer and other service providers such as the Funds’ independent registered public accounting firm, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which a Fund may be exposed.

The Board is responsible for overseeing the nature, extent, and quality of the services provided to the Funds by the Adviser and Sub-Adviser and receives information about those services at its regular meetings. In addition, on an annual basis (following the initial two-year period), in connection with its consideration of whether to renew the Investment Advisory Agreement with the Adviser and Sub-Advisory Agreement with the Sub-Adviser, the Board or its designee may meet with the Adviser or Sub-Adviser to review such services. Among other things, the Board regularly considers the Adviser’s and Sub-Adviser’s adherence to each Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about each Fund’s performance and the nature of each Fund’s investments.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser, and Sub-Adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Adviser and Sub-Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. Annually, the Funds’ independent registered public accounting firm reviews with the Audit Committee its audit of each Fund’s financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the Adviser or Sub-Adviser, the Chief Compliance Officer, the independent registered public accounting firm, and other service providers, the Board and the Audit Committee learn in detail about the material risks of each Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals, and that the processes, procedures, and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Board as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser, Sub-Adviser, and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are four members of the Board, three of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). Mr. Eric W. Falkeis serves as Chairman of the Board and is an interested person of the Trust.

The Board is composed of a majority (75 percent) of Independent Trustees. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust, even though there is no Lead Independent Trustee. The Trust made this determination in consideration of, among other things, the fact that the Independent Trustees of the Trust constitute a super majority of the Board, the number of Independent Trustees that constitute the Board, the amount of assets under management in the Trust, and the number of funds overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management.

Additional information about each Trustee of the Trust is set forth below. The address of each Trustee of the Trust is c/o Tidal ETF Trust, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204.

Name and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees(1)
Mark H.W. Baltimore Born: 1967	Trustee	Indefinite term; since 2018	Co-Chief Executive Officer, Global Rhino, LLC (asset management consulting firm) (since 2018); Chief Business Development Officer, Joot (asset management compliance services firm) (2019 to 2023); Chief Executive Officer, Global Sight, LLC (asset management distribution consulting firm) (2016-2018).	47	None
Dusko Culafic Born: 1958	Trustee	Indefinite term; since 2018	Retired (since 2018); Senior Operational Due Diligence Analyst, Aurora Investment Management, LLC (2012 to 2018).	47	None
Eduardo Mendoza Born: 1966	Trustee	Indefinite term; since 2018	Chief Financial Officer (since 2022), Executive Vice President - Head of Capital Markets & Corporate Development, (since 2019), Advisor (2017 to 2019), Credijusto (financial technology company).	47	None
Interested Trustee
Eric W. Falkeis(2) Born: 1973	President, Principal Executive Officer, Trustee, and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Trustee, and Chairman since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).	47	Trustee, Tidal Trust II (60 Funds) (since 2022); Independent Director, Muzinich BDC, Inc. (since 2019); Independent Director, Muzinich Direct Lending Income Fund, Inc. (since 2023); Trustee, Professionally Managed Portfolios (27 series) (since 2011); Interested Trustee, Direxion Funds, Direxion Shares ETF Trust, and Direxion Insurance Trust (2014 to 2018).

(1)	All Independent Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act.

(2)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer, Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

(3)	The Trust, as of the date of this SAI, offers for sale to the public 33 of the 47 Funds registered with the SEC

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the series of the Trust provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Trust, and to exercise their business judgment in a manner that serves the best interests of the shareholders of each series of the Trust. The Trust has concluded that each of the Trustees should serve as a Trustee based on his or her own experience, qualifications, attributes, and skills as described below.

The Trust has concluded that Mr. Baltimore should serve as a Trustee because of his substantial experience with the distribution of investment company securities and his experience with regulatory matters through his current position at Global Rhino, LLC and prior position at Global Sight, LLC, asset management distribution consulting firms, current position at Joot, an asset management compliance services firm, and his past experience with distribution activities at the parent company of the Trust’s Distributor (defined below). The Board believes Mr. Baltimore’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Culafic should serve as a Trustee because of his substantial experience with investment management operations and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Operational Due Diligence Analyst of Aurora Investment Management, LLC, a registered investment adviser. The Board believes Mr. Culafic’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Mendoza should serve as a Trustee because of his substantial experience with credit markets and finance and his experience with financial, accounting, investment, and regulatory matters through his former positions as Managing Director (and other positions) of BMO Capital Markets, an investment bank. The Board believes Mr. Mendoza’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other Trustees, led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

The Trust has concluded that Mr. Falkeis should serve as a Trustee because of his substantial investment company experience and his experience with financial, accounting, investment, and regulatory matters through his former position as Senior Vice President and Chief Financial Officer (and other positions) of U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services” or the “Transfer Agent”), a full service provider to ETFs, mutual funds, and alternative investment products. In addition, he has experience consulting with investment advisors regarding the legal structure of mutual funds, distribution channel analysis, and actual distribution of those funds. Mr. Falkeis also has substantial managerial, operational, technological, and risk oversight related experience through his former position as Chief Operating Officer of the advisers to the Direxion mutual fund and ETF complex. The Board believes Mr. Falkeis’ experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees led to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust.

Board Committees. The Board has established the following standing committees of the Board:

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees of the Trust and is chaired by an Independent Trustee. The Audit Committee chair presides at the Audit Committee meetings, participates in formulating agendas for Audit Committee meetings, and coordinates with management to serve as a liaison between the Independent Trustees and management on matters within the scope of responsibilities of the Audit Committee as set forth in its Board-approved written charter. The principal responsibilities of the Audit Committee include overseeing the Trust’s accounting and financial reporting policies and practices and its internal controls; overseeing the quality, objectivity and integrity of the Trust’s financial statements and the independent audits thereof; monitoring the independent auditor’s qualifications, independence, and performance; acting as a liaison between the Trust’s independent auditors and the full Board; pre-approving all auditing services to be performed for the Trust; reviewing the compensation and overseeing the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; pre-approving all permitted non-audit services (including the fees and terms thereof) to be performed for the Trust; pre-approving all permitted non-audit services to be performed for any investment adviser or sub-adviser to the Trust by any of the Trust’s independent auditors if the engagement relates directly to the operations and financial reporting of the Trust; meeting with the Trust’s independent auditors as necessary to (1) review the arrangement for and scope of the annual audits and any special audits, (2) discuss any matters of concern relating to the Funds’ financial statements, (3) consider the independent auditors’ comments with respect to the Trust’s financial policies, procedures and internal accounting controls and Trust management’s responses thereto, and (4) review the form of opinion the independent auditors propose to render to the Board and the Funds’ shareholders; discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Funds’ financial statements; and reviewing and discussing reports from the independent auditors on (1) all critical accounting policies and practices to be used, (2) all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, (3) other material written communications between the independent auditor and management, including any management letter, schedule of unadjusted differences, or management representation letter, and (4) all non-audit services provided to any entity in the Trust that were not pre-approved by the Committee; and reviewing disclosures made to the Committee by the Trust’s principal executive officer and principal accounting officer during their certification process for the Funds’ Form N-CSR. The Audit Committee met five times during the fiscal year/period ended February 29, 2024 with respect to the Funds.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust, or by any officer, director, employee, or agent of the Trust, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially escalating further to other entities).

Nominating Committee. The Board has a standing Nominating Committee that is composed of each of the Independent Trustees of the Trust. The Nominating Committee operates under a written charter approved by the Board. The principal responsibility of the Nominating Committee is to identify, evaluate, and recommend candidates to fill vacancies on the Trust’s Board, if any. The Nominating Committee generally will not consider nominees recommended by shareholders. The Nominating Committee meets periodically, as necessary, but at least annually in November.

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. The address of each officer of the Trust is c/o Tidal ETF Trust, 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, unless otherwise indicated. Additional information about the Trust’s officers is as follows:

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Eric W. Falkeis(1) Born: 1973	President, Principal Executive Officer, Interested Trustee and Chairman	President and Principal Executive Officer since 2019, Indefinite term; Interested Trustee, and Chairman since 2018, Indefinite term	Chief Executive Officer, Tidal ETF Services LLC (since 2018); Chief Operating Officer (and other positions), Rafferty Asset Management, LLC (2013 to 2018) and Direxion Advisors, LLC (2017 to 2018).
Aaron J. Perkovich Born: 1973	Treasurer, Principal Financial Officer, and Principal Accounting Officer	Indefinite term; since 2022	SVP of Fund Administration (since 2024), Head of Fund Administration (2023 to 2024), Fund Administration Manager (2022 to 2023), Tidal ETF Services LLC; Assistant Director Investments, Mason Street Advisors, LLC (2021 to 2022); Vice President, U.S. Bancorp Fund Services, LLC (2006 to 2021).
William H. Woolverton, Esq. Born: 1951	Chief Compliance Officer and AML Compliance Officer	AML Compliance Officer since 2023, Indefinite term; Chief Compliance Officer since 2021, Indefinite term	Chief Compliance Officer (since 2023), Compliance Advisor (2022 to 2023), Tidal Investments LLC; Chief Compliance Officer, Tidal ETF Services LLC (since 2022); Senior Compliance Advisor, ACA Global (2020 to 2023); Operating Partner, Altamont Capital Partners (private equity firm) (2021 to present); Director, Hadron Specialty Insurance Company; Managing Director and Head of Legal - US, Waystone (global governance solutions) (2016 to 2019).
Ally L. Mueller Born: 1979	Assistant Treasurer	Indefinite term; since 2022	VP of Launches & Client Success Management (since 2024), Head of ETF Launches and Client Success (2023 to 2024), Head of ETF Launches and Finance Director (2019 to 2023), Tidal ETF Services LLC; Assistant Treasurer, Tidal ETF Trust (since 2022).
Melissa Breitzman Born: 1983	Assistant Treasurer	Indefinite term: since 2023	VP of Database Management (since 2024), Fund Administration Manager, Tidal ETF Services LLC (2023 to 2024); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005 to 2023).
Lissa M. Richter Born: 1979	Secretary	Indefinite term; since 2023	VP of Fund Governance and Compliance (since 2024), ETF Regulatory Manager (2021to 2024), Tidal ETF Services LLC; Senior Paralegal, Rafferty Asset Management, LLC (2013 to 2020); Senior Paralegal, Officer, U.S Bancorp Fund Services LLC (2005 to 2013).

(1)	Mr. Falkeis is considered an “interested person” of the Trust due to his positions as President, Principal Executive Officer and Chairman of the Trust, and Chief Executive Officer of Tidal ETF Services LLC, a Tidal Financial Group company and an affiliate of the Adviser.

Trustee Ownership of Shares. The Funds are required to show the dollar amount ranges of each Trustee’s “beneficial ownership” of Shares and each other series of the Trust as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

As of December 31, 2023, Mr. Culafic beneficially owned shares of certain series of the Trust as follows, and no other Trustee owned shares of any series of the Trust:

Trustee:	Dollar Range of Shares Owned in the Funds:		Aggregate Dollar Range of Shares of Series of the Trust
Dusko Culafic	SoFi Select 500 ETF	None	$50,001 - $100,000
	SoFi Next 500 ETF	None
	SoFi Social 50 ETF	None
	SoFi Enhanced Yield ETF	None

As of December 31, 2023, neither the Independent Trustees nor members of their immediate family, owned securities beneficially or of record in the Adviser, the Distributor (as defined below), or an affiliate of the Adviser or Distributor. Accordingly, neither the Independent Trustees nor members of their immediate family, have direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Distributor or any of their affiliates. In addition, during the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) in which the amount involved exceeds $120,000 and to which the Adviser, the Distributor or any affiliate thereof was a party.

Board Compensation. The Independent Trustees each receive $30,000 for each regular meeting attended, $5,000 for each special meeting attended, and $1,000 for each standalone audit committee meeting attended, as well as reimbursement for travel and other out-of-pocket expenses incurred in connection with serving as a Trustee.(1) The Audit Committee Chair receives an annual fee of $30,000.(2) The Trust has no pension or retirement plan.

The following table shows the compensation earned by each Trustee for the Funds’ fiscal year/period ended February 29, 2024. Independent Trustee fees are paid by the Adviser or Sub-Adviser (for series that are sub-advised) to each series of the Trust and not by the Funds. Trustee compensation shown below does not include reimbursed out-of-pocket expenses in connection with attendance at meetings.

Name	Aggregate Compensation From Funds	Total Compensation From Fund Complex Paid to Trustees(3)
Interested Trustees
Eric W. Falkeis	$0	$0
Independent Trustees
Mark H.W. Baltimore	$0	$171,000
Dusko Culafic	$0	$201,000
Eduardo Mendoza	$0	$171,000

(1)	During 2023, each Independent Trustee received $35,000 for each regular meeting attended, $7,500 for each special meeting attended, and $1,000 for each standalone audit committee meeting attended.
(2)	During 2023, the Audit Committee Chair received an annual fee of $25,000.
(3)	The Trust, as of the date of this SAI, offers for sale to the public 33 of the 47 funds registered with the SEC.

PRINCIPAL SHAREHOLDERS, CONTROL PERSONS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding Shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund.

As of May 29, 2024, the following shareholders were considered to be principal shareholders:

SoFi Select 500 ETF

Name and Address	% of Ownership	Type of Ownership
APEX Clearing 350 N St. Paul Street, Suite 1300 Dallas, Texas 75201	80.68%	Record

SoFi Next 500 ETF

Name and Address	% of Ownership	Type of Ownership
APEX Clearing 350 N St. Paul Street, Suite 1300 Dallas, Texas 75201	85.45%	Record

SoFi Social 50 ETF

Name and Address	% of Ownership	Type of Ownership
APEX Clearing 350 N St. Paul Street, Suite 1300 Dallas, Texas 75201 National Financial Services LLC 245 Summer Street Boston, Massachusetts 02210	33.20%	Record

Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	22.19%	Record

SoFi Enhanced Yield ETF

Name and Address	% of Ownership	Type of Ownership
Charles Schwab & Co., Inc. 211 Main Street San Francisco, CA 94105-1905	52.20%	Record

APEX Clearing 350 N St. Paul Street, Suite 1300 Dallas, Texas 75201	16.53%	Record

National Financial Services LLC 245 Summer Street Boston, Massachusetts 02210	10.09%	Record

Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Customers 1 New York Plz, Fl 12 New York, NY 10004-1932	8.84%	Record

As of June 1, 2024, to the best of the Trust’s knowledge, no person was a control person of a Fund and the Trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

CODES OF ETHICS

The Trust, the Adviser, and the Sub-Adviser have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics are designed to prevent affiliated persons of the Trust, the Adviser, and the Sub-Adviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by a Fund (which may also be held by persons subject to the codes of ethics). Each code of ethics permits personnel subject to that code of ethics to invest in securities for their personal investment accounts, subject to certain limitations, including limitations related to securities that may be purchased or held by a Fund. The Distributor (as defined below) relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust, the Adviser, or the Sub-Adviser, and no officer, director, or general partner of the Distributor serves as an officer, director, or general partner of the Trust, the Adviser, or the Sub-Adviser.

There can be no assurance that the codes of ethics will be effective in preventing such activities. Each code of ethics may be found on the SEC’s website at http://www.sec.gov.

PROXY VOTING POLICIES

The Funds have delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that are used when voting proxies on behalf of the Funds.

In the absence of a conflict of interest, the Adviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Funds and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.

Information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (877) 358-0096 or (2) on the SEC’s website at www.sec.gov (with the exception of the SoFi Web 3 ETF which commenced operations after the period).

INVESTMENT ADVISER

Tidal Investments LLC, located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, serves as investment adviser to the Funds and has overall responsibility for the general management and administration of the Funds.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Adviser provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to the direction and oversight of the Board. Under the Advisory Agreement, the Adviser is also responsible for arranging sub-advisory, transfer agency, custody, fund administration and accounting, and other related services necessary for the Funds to operate. With respect to all Funds, other than the SoFi Weekly Income ETF which is sub-advised, the Adviser is responsible for determining the securities purchased and sold by the Funds and trading the portfolios including selecting broker-dealers to execute purchase and sale transactions. The Adviser administers the Funds’ business affairs, provides office facilities and equipment and certain clerical, bookkeeping, and administrative services. The Adviser provides oversight of the Sub-Adviser and review of the Sub-Adviser’s performance. Under the Advisory Agreement, in exchange for a single unitary management fee from each Fund, the Adviser has agreed to pay all expenses incurred by the Funds except for the Excluded Expenses, as defined in the Prospectus. For services provided to the Funds, each Fund pays the Adviser a unitary management fee at an annual rate based on the applicable Fund’s average daily net assets as set for in the table below.

Name of Fund	Management Fee	Management Fee After Waiver
SoFi Select 500 ETF	0.19%	0.05%
SoFi Next 500 ETF	0.19%	0.06%
SoFi Social 50 ETF	0.29%	0.29%
SoFi Enhanced Yield ETF	0.49%	0.49%

The Adviser has contractually agreed to waive a portion of its management fees for the SoFi Select 500 ETF and the SoFi Next 500 ETF until at least June 30, 2025, such that management fees do not exceed 0.05% and 0.06%, respectively, of the average daily net assets for the SoFi Select 500 ETF and SoFi Next 500 ETF. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees, on behalf of the applicable Fund, upon sixty (60) days’ written notice to the Adviser. This Agreement may not be terminated by the Adviser without the consent of the Board of Trustees. In addition, the Adviser has voluntarily agreed to waive its full management fees through January 31, 2025 for each of the SoFi Select 500 ETF and SoFi Next 500 ETF. The additional voluntary fee waiver may fluctuate or be discontinued by the Adviser at any time with prior notice to shareholders; however, the Adviser currently anticipates maintaining the waiver through January 31, 2025

The table below shows management fees paid by each Fund to the Adviser for the fiscal years/periods indicated.

Fund and Period	Management Fee	Fees Waived	Management Fee After Waiver
SoFi Select 500 ETF
Fiscal year ended February 29, 2024	$988,068	$988,068	$0
Fiscal year ended February 28, 2023	$734,580	$734,580	$0
Fiscal year ended February 28, 2022	$568,092	$568,092	$0

SoFi Next 500 ETF
Fiscal year ended February 29, 2024	$114,946	$114,946	$0
Fiscal year ended February 28, 2023	$93,189	$93,189	$0
Fiscal year ended February 28, 2022	$73,791	$73,791	$0

SoFi Social 50 ETF
Fiscal year ended February 29, 2024	$43,777	$0	$43,777
Fiscal year ended February 28, 2023	$45,682	$0	$45,682
Fiscal year ended February 28, 2022	$67,078	$0	$67,078

SoFi Enhanced Yield ETF
Fiscal year ended February 29, 2024	$8,682	$0	$8,682

The Advisory Agreement with respect to each Fund will continue in force for an initial period of two years. Thereafter, the Advisory Agreement will be renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person (or in another manner permitted under the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Adviser or the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Advisory Agreement automatically terminates on assignment and is terminable on a 60-day written notice either by the Trust or the Adviser.

The Adviser shall not be liable to the Trust or any shareholder for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its agreement with the Trust or for any losses that may be sustained in the purchase, holding, or sale of any security.

INVESTMENT SUB-ADVISER

The Adviser has retained ZEGA Financial, LLC, located at 3801 PGA Blvd., Suite 600, Palm Beach Gardens, Florida 33410, to serve as the investment sub-adviser to SoFi Enhanced Yield ETF, pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and ZEGA. ZEGA is controlled by Jay Pestrichelli. ZEGA is responsible for the day-to-day management of SoFi Enhanced Yield ETF’s portfolio, including determining the securities purchased and sold by SoFi Enhanced Yield ETF and trading portfolio securities on behalf of SoFi Enhanced Yield ETF, subject to the supervision of the Adviser and the Board. For its services, ZEGA is paid a fee by the Adviser, which is calculated daily and paid monthly, at an annual rate of 0.15% of SoFi Enhanced Yield ETF’s average daily net assets.

ZEGA has agreed to assume a portion of the Adviser’s obligation to pay all expenses incurred by SoFi Enhanced Yield ETF, except for Excluded Expenses. For assuming a portion of the payment obligations for SoFi Enhanced Yield ETF, the Adviser has agreed to pay ZEGA a corresponding portion of the profits, if any, generated by SoFi Enhanced Yield ETF’s unitary management fee. Expenses incurred by SoFi Enhanced Yield ETF and paid by ZEGA include fees charged by Tidal ETF Services, LLC, a Tidal Financial Group company, SoFi Enhanced Yield ETF’s administrator and an affiliate of the Adviser.

The Sub-Advisory Agreement with respect to SoFi Enhanced Yield ETF will continue in force for an initial period of two years from the date SoFi Enhanced Yield ETF commences operations. Thereafter, the Sub-Advisory Agreement will be renewable from year to year with respect to SoFi Enhanced Yield ETF, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom), of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time, without penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of SoFi Enhanced Yield ETF, on 60 days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on 60 days’ written notice to the Trust and the other party. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The table below shows fees paid by the Adviser to the Sub-Adviser with respect to the SoFi Enhanced Yield ETF for the periods indicated.

Period	Fees Paid to the Sub-Adviser
Commencement of operations (November 14, 2023) to February 29, 2024	$10,232

PORTFOLIO MANAGERS OF THE ADVISER

Other Accounts. In addition to the SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF, and SoFi Enhanced Yield ETF, Charles Ragauss, CFA, Portfolio Manager for the Adviser, managed the following other accounts as of February 28, 2024.

Charles A. Ragauss, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	93	$8,812	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Other Accounts. In addition to the SoFi Enhanced Yield ETF, Qiao Duan, Portfolio Manager for the Adviser, managed the following other accounts as of as February 28, 2024.

Qiao Duan, CFA, Portfolio Manager for the Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance- Based Fee	Total Assets of Accounts Subject to a Performance- Based Fee (in millions)
Registered Investment Companies	50	$4,647	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

PORTFOLIO MANAGERS OF THE SUB-ADVISER

In addition to the SoFi Enhanced Yield ETF Jay Pestrichelli CEO and Co-Founder of the Sub-Adviser managed the following other accounts as of February 28, 2024.

Jay Pestrichelli, Co-founder and Managing Director for the Sub-Adviser

Type of Accounts	Total Number of Accounts	Total Assets of Accounts (in millions)	Total Number of Accounts Subject to a Performance-Based Fee	Total Assets of Accounts Subject to a Performance-Based Fee
Registered Investment Companies	29	$2,676	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1804	$478	0	$0

Portfolio Manager Fund Ownership. Each Fund is required to show the dollar range of each portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year/period. As of February 28, 2024, no Portfolio Managers beneficially owned Shares of the Funds.

Portfolio Manager Compensation - Adviser. Each of Ms. Qiao Duan and Mr. Ragauss is compensated are compensated by the Adviser with a fixed salary and discretionary bonus based on the financial performance and profitability of the Adviser and not based on the performance of the Funds.

Portfolio Manager Compensation - Sub-Adviser. Mr. Pestrichelli is compensated by a base salary and as equity owner of ZEGA, and therefore benefits indirectly from the revenue generated from ZEGA’s Sub-Advisory Agreement with the Adviser.

Description of Material Conflicts of Interest. The Adviser’s and ZEGA’s management of “other accounts” may give rise to potential conflicts of interest in connection with its management of each applicable Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives or strategies as the Funds. A potential conflict of interest may arise as a result, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser and Sub-Adviser have each established policies and procedures to ensure that the purchase and sale of securities among all accounts the firm manages are fairly and equitably allocated.

SECURITIES LENDING ACTIVITY

The Trust, on behalf of the Funds, has entered into a securities lending agreement with U.S. Bank National Association (the “Securities Lending Agent”) to provide certain services related to the Funds’ securities lending program. Pursuant to the securities lending agreement, the Securities Lending Agent, on behalf of the Funds, is authorized to enter into securities loan agreements, negotiate loan fees and rebate payments, collect loan fees, deliver securities, manage and hold collateral, invest cash collateral, receive substitute payments, make interest and dividend payments (in cases where a borrower has provided non-cash collateral), and upon termination of a loan, liquidate collateral investments and return collateral to the borrower.

For the most recent fiscal year/period ended February 29, 2024, the Funds’ securities lending activities resulted in the following:

	SoFi Select 500 ETF	SoFi Next 500 ETF	SoFi Social 50 ETF
Gross income from securities lending activities:	$1,801,434	$943,841	$344,598
Fees and/or compensation for securities lending activities and related services:
Fees paid to Securities Lending Agent from a revenue split	$(46,544)	$(13,726)	$(38,972)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$(9,283)	$(5,098)	$(1,013)
Administrative fees not included in revenue split	$	$	$
Indemnification fee not included in revenue split	$	$	$
Rebates (paid to borrower)	$(1,559,483)	$(870,109)	$(148,711)
Other fees not included in revenue split (specify)	$	$	$
Aggregate fees/compensation for securities lending activities:	$(1,615,265)	$(888,933)	$(188,696)
Net income from securities lending activities:	$186,169	$54,908	$155,902

The SoFi Enhanced Yield ETF did not participate in securities lending activities during the fiscal period ended February 29, 2024. The Securities Lending Agent oversees the securities lending process, which includes the screening, selecting and ongoing review of borrowers, monitoring the availability of securities, negotiating rebates, daily marking to market of loans, monitoring and maintaining cash collateral levels, processing securities movements and reinvesting cash collateral as directed by the Adviser. The Securities Lending Agent received fees from the Funds as set forth in the table above.

THE DISTRIBUTOR

The Trust and Foreside Fund Services, LLC (the “Distributor”) are parties to a distribution agreement (“Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Funds and distributes Shares on a best efforts basis. Shares are continuously offered for sale by the Distributor only in Creation Units. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Shares. The principal business address of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will review orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Purchase of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable annually thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (1) by the vote of the Trustees or by a vote of the shareholders of the Fund and (2) by the vote of a majority of the Independent Trustees who have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person (or in another manner permitted by the 1940 Act or pursuant to exemptive relief therefrom) at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The Funds did not incur any underwriting commissions and the Distributor did not retain any amounts for any fiscal year/period since each Fund’s inception.

Intermediary Compensation. The Adviser, the Sub-Adviser, or their affiliates, out of their own resources and not out of Fund assets (i.e., without additional cost to a Fund or its shareholders), may pay certain broker dealers, banks, and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Funds, or for other activities, such as marketing and educational training or support. These arrangements are not financed by the Funds and, thus, do not result in increased Fund expenses. They are not reflected in the fees and expenses listed in the fees and expenses sections of the Funds’ Prospectus and they do not change the price paid by investors for the purchase of Shares or the amount received by a shareholder as proceeds from the redemption of Shares.

Such compensation may be paid to Intermediaries that provide services to the Funds, including marketing and education support (such as through conferences, webinars, and printed communications). The Adviser and the Sub-Adviser will periodically assess the advisability of continuing to make these payments. Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your adviser, broker, or other investment professional, if any, may also be significant to such adviser, broker, or investment professional. Because an Intermediary may make decisions about what investment options it will make available or recommend, and what services to provide in connection with various products, based on payments it receives or is eligible to receive, such payments create conflicts of interest between the Intermediary and its clients. For example, these financial incentives may cause the Intermediary to recommend the Funds over other investments. The same conflict of interest exists with respect to your financial adviser, broker, or investment professional if they receive similar payments from their Intermediary firm.

Intermediary information is current only as of the date of this SAI. Please contact your adviser, broker, or other investment professional for more information regarding any payments their Intermediary firm may receive. Any payments made by the Adviser, the Sub-Adviser, or their affiliates to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares.

If you have any additional questions, please call (877) 358-0096.

Distribution (Rule 12b-1) Plan. The Trust has adopted a Distribution (Rule 12b-1) Plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. No payments pursuant to the Plan are expected to be made during the twelve (12) month period from the date of this SAI. Rule 12b-1 fees to be paid by a Fund under the Plan may only be imposed after approval by the Board.

Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Disinterested Trustees”). The Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Trustees, concludes at least annually that continuation of the Plan is likely to benefit shareholders. The Board has determined that the Plan is likely to benefit each Fund by providing an incentive for brokers, dealers, and other financial intermediaries to engage in sales and marketing efforts on behalf of the Funds and to provide enhanced services to shareholders. The Board also determined that the Plan may enhance each Fund’s ability to sell shares and access important distribution channels.

The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding Shares. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Disinterested Trustees.

The Plan provides that a Fund pays the Distributor an annual fee of up to a maximum of 0.25% of the average daily net assets of the Shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, and insurance companies including, without limit, investment counselors, broker-dealers, and the Distributor’s affiliates and subsidiaries (collectively, “Agents”) as compensation for services and reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with FINRA rules concerning sales charges.

Under the Plan, subject to the limitations of applicable law and regulations, each Fund is authorized to compensate the Distributor up to the maximum amount to finance any activity primarily intended to result in the sale of Creation Units of the Fund or for providing, or arranging for others to provide, shareholder services and for the maintenance of shareholder accounts. Such activities may include, but are not limited to: (1) delivering copies of the Funds’ then current reports, prospectuses, notices, and similar materials, to prospective purchasers of Creation Units; (2) marketing and promotional services, including advertising; (3) paying the costs of and compensating others, including Authorized Participants with whom the Distributor has entered into written Authorized Participant Agreements, for performing shareholder servicing on behalf of the Fund; (4) compensating certain Authorized Participants for providing assistance in distributing the Creation Units of the Fund, including the travel and communication expenses and salaries and/or commissions of sales personnel in connection with the distribution of the Creation Units of the Fund; (5) payments to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies, and investment counselors, broker-dealers, mutual fund supermarkets, and the affiliates and subsidiaries of the Trust’s service providers as compensation for services or reimbursement of expenses incurred in connection with distribution assistance; (6) facilitating communications with beneficial owners of Shares, including the cost of providing, or paying others to provide, services to beneficial owners of Shares, including, but not limited to, assistance in answering inquiries related to Shareholder accounts; and (7) such other services and obligations as are set forth in the Distribution Agreement.

ADMINISTRATOR

Tidal ETF Services LLC (“Tidal” or the “Administrator”), a Tidal Financial Group company and an affiliate of the Adviser, serves as the Funds’ administrator. Tidal is located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204. Pursuant to a Fund Administration Servicing Agreement between the Trust and Tidal, Tidal provides the Trust with, or arranges for, administrative and management services (other than investment advisory services) to be provided to the Trust and the Board. Pursuant to the Fund Administration Servicing Agreement, officers or employees of Tidal serve as the Trust’s principal executive officer and principal financial officer, Tidal coordinates the payment of Fund-related expenses, and Tidal manages the Trust’s relationships with its various service providers. As compensation for the services it provides, Tidal receives a fee based on the Fund’s average daily net assets, subject to a minimum annual fee. Tidal also is entitled to certain out-of-pocket expenses for the services mentioned above.

The table below shows fees paid by the Adviser to the Administrator with respect to each Fund for the fiscal years/periods indicated.

Fund and Period	Fees Paid to the Administrator
SoFi Select 500 ETF
Fiscal year ended February 29, 2024	$156,011
Fiscal year ended February 28, 2023	$115,986
Fiscal year ended February 28, 2022	$89,699

SoFi Next 500 ETF
Fiscal year ended February 29, 2024	$40,000
Fiscal year ended February 28, 2023	$40,000
Fiscal year ended February 28, 2022	$40,000

SoFi Social 50 ETF
Fiscal year ended February 29, 2024	$40,000
Fiscal year ended February 28, 2023	$40,000
Fiscal year ended February 28, 2022	$40,000

SoFi Enhanced Yield ETF
Commencement of operations (November 14, 2023) to February 29, 2024	$8,770

SUB-ADMINISTRATOR AND TRANSFER AGENT

Global Fund Services, located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the Funds’ sub-administrator and transfer agent.

Pursuant to a Fund Sub-Administration Servicing Agreement and a Fund Accounting Servicing Agreement between the Trust and Global Fund Services, Global Fund Services provides the Trust with administrative and management services (other than investment advisory services) and accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. In this capacity, Global Fund Services does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Shares. As compensation for the administration, accounting and management services, the Adviser pays Global Fund Services a fee based on the Funds’ average daily net assets, subject to a minimum annual fee. Global Fund Services also is entitled to certain out-of-pocket expenses for the services mentioned above, including pricing expenses.

The table below shows fees paid by the Adviser to Global Fund Services with respect to each Fund for the fiscal years/periods indicated.

Fund and Period	Fees Paid to the Sub-Administrator
SoFi Select 500 ETF
Fiscal year ended February 29, 2024	$176,812
Fiscal year ended February 28, 2023	$131,451
Fiscal year ended February 28, 2022	$78,224

SoFi Next 500 ETF
Fiscal year ended February 29, 2024	$50,000
Fiscal year ended February 28, 2023	$50,000
Fiscal year ended February 28, 2022	$60,387

SoFi Social 50 ETF
Fiscal year ended February 29, 2024	$50,000
Fiscal year ended February 28, 2023	$50,000
Fiscal year ended February 28, 2022	$43,855

SoFi Enhanced Yield ETF
Commencement of operations (November 14, 2023) to February 29, 2024	$8,770

CUSTODIAN

Pursuant to a Custody Agreement, U.S. Bank National Association (“U.S. Bank”), 1555 North RiverCenter Drive, Milwaukee, Wisconsin 53212, serves as the custodian (the “Custodian”) of the Funds’ assets. U.S. Bank is the parent company of Global Fund Services. The Custodian holds and administers the assets in the Funds’ portfolios. Pursuant to the Custody Agreement, the Custodian receives an annual fee from the Adviser based on the Trust’s total average daily net assets, subject to a minimum annual fee, and certain settlement charges. The Custodian also is entitled to certain out-of-pocket expenses.

LEGAL COUNSEL

Godfrey & Kahn, S.C., located at 833 East Michigan Street, Suite 1800, Milwaukee, Wisconsin 53202, serves as legal counsel for the Trust and the Independent Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP, located at Two Liberty Place, 50 South 16th Street, Philadelphia, Pennsylvania 19102, serves as the independent registered public accounting firm for the Funds, providing services which include: (1) auditing the annual financial statements for the Funds; and (2) the review of the annual federal income tax returns filed on behalf of the Funds.

PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

The Board has adopted a policy regarding the disclosure of information about each Fund’s security holdings. Each Fund’s entire portfolio holdings are publicly disseminated each day a Fund is open for business and through financial reporting and news services including publicly available internet web sites. In addition, the composition of the Deposit Securities is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares. Each share represents an equal proportionate interest in the applicable Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the applicable Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing Shares will not be issued. Shares, when issued, are fully paid and non-assessable.

Each Share has one vote with respect to matters upon which a shareholder vote is required, consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds in the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund it will be voted on only by that fund and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. The Trust will call for a meeting of shareholders to consider the removal of one or more Trustees and other certain matters upon the written request of shareholders holding at least a majority of the outstanding shares of the Trust entitled to vote at such meeting. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Under the Declaration of Trust, the Trustees have the power to liquidate a Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee, or agent of the Trust, and, upon due approval of the Trustees, any person who is serving or has served at the Trust’s request as a director, officer, partner, trustee, employee, agent, or fiduciary of another organization with respect to any alleged acts or omissions while acting within the scope of a Trustee’s service in such a position. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for a Trustee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities for a Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Trust believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and the Adviser or Sub-Adviser, as applicable, from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser or Sub-Adviser, as applicable, will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Trust has adopted policies and procedures that prohibit the consideration of sales of Shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser and Sub-Adviser owe a fiduciary duty to their clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser or Sub-Adviser, as applicable, chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. “Best execution” is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting, and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser or Sub-Adviser, as applicable, will also use electronic crossing networks (“ECNs”) when appropriate.

 Subject to the foregoing policies, brokers or dealers selected to execute a Fund’s portfolio transactions may include such Fund’s Authorized Participants (as discussed in “Purchase and Redemption of Shares in Creation Units — Procedures for Purchase of Creation Units” below) or their affiliates. An Authorized Participant or its affiliates may be selected to execute a Fund’s portfolio transactions in conjunction with an all-cash Creation Unit order or an order including “cash-in-lieu” (as described below under “Purchase and Redemption of Shares in Creation Units”), so long as such selection is in keeping with the foregoing policies. As described below under “Purchase and Redemption of Shares in Creation Units — Creation Transaction Fee” and “ — Redemption Transaction Fee”, each Fund may determine to not charge a variable fee on certain orders when the Adviser or Sub-Adviser, as applicable, has determined that doing so is in the best interests of Fund shareholders, even if the decision to not charge a variable fee could be viewed as benefiting the Authorized Participant or its affiliate selected to execute the Fund’s portfolio transactions in connection with such orders.

The Adviser or Sub-Adviser, as applicable, may use a Fund’s assets for, or participate in, third-party soft dollar arrangements, in addition to receiving proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser or Sub-Adviser, as applicable, does not “pay up” for the value of any such proprietary research. Section 28(e) of the 1934 Act permits the Adviser or Sub-Adviser, as applicable, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. The Adviser or Sub-Adviser, as applicable, may receive a variety of research services and information on many topics, which it can use in connection with its management responsibilities with respect to the various accounts over which it exercises investment discretion or otherwise provides investment advice. The research services may include qualifying order management systems, portfolio attribution and monitoring services, and computer software and access charges which are directly related to investment research. Accordingly, a Fund may pay a broker commission higher than the lowest available in recognition of the broker’s provision of such services to the Adviser or Sub-Adviser, as applicable, but only if the Adviser or Sub-Adviser, as applicable, determines the total commission (including the soft dollar benefit) is comparable to the best commission rate that could be expected to be received from other brokers. The amount of soft dollar benefits received depends on the amount of brokerage transactions effected with the brokers. A conflict of interest exists because there is an incentive to (1) cause clients to pay a higher commission than the firm might otherwise be able to negotiate, (2) cause clients to engage in more securities transactions than would otherwise be optimal, and (3) only recommend brokers that provide soft dollar benefits.

The Adviser or Sub-Adviser, as applicable, faces a potential conflict of interest when it uses client trades to obtain brokerage or research services. This conflict exists because the Adviser or Sub-Adviser, as applicable, can use the brokerage or research services to manage client accounts without paying cash for such services, which reduces the expenses of the Adviser or Sub-Adviser, as applicable, to the extent that the Adviser or Sub-Adviser, as applicable, would have purchased such products had they not been provided by brokers. Section 28(e) permits the Adviser or Sub-Adviser, as applicable, to use brokerage or research services for the benefit of any account it manages. Certain accounts managed by the Adviser or Sub-Adviser, as applicable, may generate soft dollars used to purchase brokerage or research services that ultimately benefit other accounts managed by the Adviser or Sub-Adviser, as applicable, effectively cross subsidizing the other accounts managed by the Adviser or Sub-Adviser, as applicable, that benefit directly from the product. The Adviser or Sub-Adviser, as applicable, may not necessarily use all of the brokerage or research services in connection with managing a Fund whose trades generated the soft dollars used to purchase such products.

The Adviser or Sub-Adviser, as applicable, is responsible, subject to oversight by the Adviser (if applicable) and the Board, for placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Funds and one or more other investment companies or clients supervised by the Adviser or Sub-Adviser, as applicable, are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser or Sub-Adviser, as applicable. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

A Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

The table below shows brokerage commissions paid with respect to each Fund for the fiscal years/periods indicated.

Fund and Period	Brokerage Commissions
SoFi Select 500 ETF
Fiscal year ended February 29, 2024	$21,172
Fiscal year ended February 28, 2023	$14,592
Fiscal year ended February 28, 2022	$6,799

SoFi Next 500 ETF
Fiscal year ended February 29, 2024	$11,633
Fiscal year ended February 28, 2023	$8,949
Fiscal year ended February 28, 2022	$4,346

SoFi Social 50 ETF
Fiscal year ended February 29, 2024	$3,433
Fiscal year ended February 28, 2023	$17,385
Fiscal year ended February 28, 2022	$15,084

SoFi Enhanced Yield ETF
Commencement of operations (November 14, 2023) to February 29, 2024	$8,894

Brokerage with Fund Affiliates. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of a Fund, the Adviser, or the Sub-Adviser for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by a Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal year/period ended February 29, 2024, the Funds did not pay any brokerage commissions to any registered broker-dealer affiliates of the Funds, the Adviser, or the Sub-Adviser.

Securities of “Regular Broker-Dealers.” Each Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of a Fund are the ten brokers or dealers that, during the most recent fiscal year: (1) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (2) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (3) sold the largest dollar amounts of Shares.

The Funds are required to identify the securities of their “regular brokers or dealers” that a Fund has acquired during its most recent fiscal year. The Funds did not hold any securities of their “regular brokers or dealers” as of February 28, 2024.

Directed Brokerage

For the fiscal year/period ended February 29, 2024, the Funds did not pay any commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser.

PORTFOLIO TURNOVER RATE

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of a Fund’s purchases or sales of securities (excluding short-term securities and securities transferred in-kind) by the average market value of the Fund. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. High portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. Higher portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

For the fiscal years/periods indicated below, the Funds had the following portfolio turnover rates:

Fund and Period	Portfolio Turnover
SoFi Select 500 ETF
Fiscal year ended February 29, 2024	16%
Fiscal year ended February 28, 2023	17%
SoFi Next 500 ETF
Fiscal year ended February 29, 2024	31%
Fiscal year ended February 28, 2023	38%
SoFi Social 50 ETF
Fiscal year ended February 29, 2024	42%
Fiscal year ended February 28, 2023	96%
SoFi Enhanced Yield ETF
Commencement of operations (November 14, 2023) to February 29, 2024	8%

BOOK ENTRY ONLY SYSTEM

The Depository Trust Company (“DTC”) acts as securities depositary for Shares. Shares are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in limited circumstances set forth below, certificates will not be issued for Shares.

DTC is a limited-purpose trust company that was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to in this SAI as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The Trust recognizes DTC or its nominee as the record owner of all Shares for all purposes. Beneficial Owners of Shares are not entitled to have Shares registered in their names, and will not receive or be entitled to physical delivery of Share certificates. Each Beneficial Owner must rely on the procedures of DTC and any DTC Participant and/or Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is effected as follows. DTC will make available to the Trust upon request and for a fee a listing of Shares held by each DTC Participant. The Trust shall obtain from each such DTC Participant the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to a Fund at any time by giving reasonable notice to the Fund and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the applicable Fund shall act either to find a replacement for DTC to perform its functions at a comparable cost or, if such replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

PURCHASE AND REDEMPTION OF SHARES IN CREATION UNITS

The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The NAV of Shares is calculated each Business Day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.

Fund Deposit. The consideration for purchase of a Creation Unit of a Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, a Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.

Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).

The Funds, through NSCC, make available on each Business Day, prior to the opening of business on the applicable Exchange (currently 9:30 a.m., Eastern Time), the list of the names and the required number of Shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.

The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for a Fund may change from time to time.

Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of a Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.

All orders to purchase Shares directly from the Funds must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for orders to purchase Creation Units is generally 4:00 p.m. Eastern time for the Index ETFs.

In the case of custom orders, the order must be received by the Transfer Agent no later than 3:00 p.m. Eastern time for the Funds, or such earlier time as may be designated by the applicable Fund and disclosed to Authorized Participants. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”

An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from a Fund in Creation Units must be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.

On days when the Exchange closes earlier than normal, a Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which a Fund’s investments are primarily traded is closed, the applicable Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of the Funds, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a sub-custody agent (for foreign securities) and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian. A Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of the applicable Fund or its agents by no later than 3:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If a Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. The typical Settlement Date for each purchase transaction will be within one day of the Order Placement Date (commonly referred to as "T+1"), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the delivery of Shares may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the applicable Fund.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited by 3:00 p.m. Eastern Time, with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 3:00 p.m. Eastern Time on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. A creation request is in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.

Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the required Deposit Securities (or the cash value thereof) have been delivered to the account of the Custodian (or sub-custodian, as applicable), the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the next Business Day following the day on which the purchase order is deemed received by the Transfer Agent, as discussed above. The Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting from unsettled orders.

Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (1) the Cash Component, plus (2) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 3:00 p.m. Eastern Time (or such other time as specified by the Trust) on the Settlement Date. If the Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent, plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to the Funds including, without limitation, if (1) the order is not in proper form; (2) the Deposit Securities or Deposit Cash, as applicable, delivered by the Authorized Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (3) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (4) acceptance of the Deposit Securities would have certain adverse tax consequences to the Funds; (5) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (6) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; (7) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (8) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.

Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Notwithstanding the Trust’s ability to reject an order for creation units, the Trust will only do so in a manner consistent with Rule 6c-11 under the 1940 Act, and SEC guidance relating thereto, including the ability of the Trust to suspend orders only in limited times and extraordinary circumstances. Additionally, a suspension of creation units by the Trust, on behalf of the Fund, will not impair the arbitrage mechanism for investors.

Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to the Funds’ Custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The standard fixed creation transaction fee for each Fund, regardless of the number of Creation Units created in the transaction, can be found in the table below. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if the Custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Creation Transaction Fee	Maximum Variable Transaction Fee
SoFi Select 500 ETF	$500	2%
SoFi Next 500 ETF	$500	2%
SoFi Social 50 ETF	$300	2%
SoFi Enhanced Yield ETF	$500	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities (defined below) from the Trust to their account or on their order.

Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from a Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from a Fund, breaks them down into the constituent Shares, and sells those Shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.

Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.

Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE FUND WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by a Fund. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.

Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of a Fund, redemption proceeds for a Creation Unit will consist of Fund Securities—as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. If the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.

Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s Custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The standard fixed redemption transaction fee for the Fund, regardless of the number of Creation Units redeemed in the transaction, can be found in the table below. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if the applicable Fund’s Custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.

In addition, a variable fee, payable to the Fund, of up to the maximum percentage listed in the table below of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders.

Name of Fund	Fixed Redemption Transaction Fee	Maximum Variable Transaction Fee
SoFi Select 500 ETF	$500	2%
SoFi Next 500 ETF	$500	2%
SoFi Social 50 ETF	$300	2%
SoFi Enhanced Yield ETF	$500	2%

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.

Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 4:00 p.m. Eastern time.

A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.

The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such Shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank, or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. The typical Settlement Date for each redemption transaction will be within one day of the Order Placement Date (or T+1), unless the Fund and Authorized Participant agree to a different timeline for settlement or the transaction is exempt from the requirements of Rule 15c6-1 under the 1934 Act. Due to the schedule of holidays in certain countries, however, the receipt of redemption proceeds may take longer than one Business Day following the day on which the purchase order is received. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

However, due to the schedule of holidays in certain countries, the different treatment among foreign and U.S. markets of dividend record dates and dividend ex-dates (that is the last date the holder of a security can sell the security and still receive dividends payable on the security sold), and in certain other circumstances, the delivery of in-kind redemption proceeds with respect to the Fund may take longer than two Business Days after the day on which the redemption request is received in proper form. If neither the redeeming shareholder nor the Authorized Participant acting on behalf of such redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholders will be required to receive its redemption proceeds in cash.

The Trust may in its discretion exercise its option to cause a Fund to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares of the applicable Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, but does not differ in NAV.

Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting, subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units, may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”) as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

The right of redemption may be suspended or the date of payment postponed with respect to a Fund (1) for any period during which the applicable Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the applicable Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of the applicable Fund or determination of the NAV of the Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NAV

NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding, rounded to the nearest cent. Expenses and fees, including the management fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is calculated by Global Fund Services and determined at the scheduled close of the regular trading session on the NYSE (generally 4:00 p.m., Eastern Time) on each day that the NYSE is open, provided that fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association (“SIFMA”) announces an early closing time.

In calculating a Fund’s NAV per Share, the Fund’s investments are generally valued using market valuations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. A market valuation generally means a valuation (1) obtained from an exchange, a pricing service, or a major market maker (or dealer), (2) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (3) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. A Fund may use various pricing services, or discontinue the use of any pricing service, as approved by the Board from time to time. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources.

When market prices are not “readily available” or are deemed to be unreliable, consistent with Rule 2a-5 under the 1940 Act, the Trust and the Adviser have adopted procedures and methodologies wherein the Adviser, serving as the Funds’ Valuation Designee (as defined in Rule 2a-5), determines the fair value of Fund investments.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes.”

General Policies. Dividends and interest income, if any, are generally declared and paid semi-annually by the Funds (except for the SoFi Enhanced Yield ETF) The SoFi Enhanced Yield ETF intends to pay out dividends and interest income, if any, monthly, and distribute any net realized capital gains to its shareholders at least annually. Distributions of net realized capital gains, if any, generally are declared and paid once a year, but a Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

The Funds will declare and pay income and capital gain distributions, if any, in cash. Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust.

A Fund makes additional distributions to the extent necessary (1) to distribute the entire annual taxable income of the Fund, plus any net capital gains and (2) to avoid imposition of the excise tax imposed by Section 4982 of the Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the Fund’s eligibility for treatment as a RIC or to avoid imposition of income or excise taxes on undistributed income at the Fund level.

Dividend Reinvestment Service. The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds, but certain individual broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. Investors should contact their brokers to ascertain the availability and description of these services. Beneficial Owners should be aware that each broker may require investors to adhere to specific procedures and timetables to participate in the dividend reinvestment service and investors should ascertain from their brokers such necessary details. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares issued by the Trust of the Funds at NAV per Share. Distributions reinvested in additional Shares will nevertheless be taxable to Beneficial Owners acquiring such additional Shares to the same extent as if such distributions had been received in cash.

FEDERAL INCOME TAXES

The following is only a summary of certain U.S. federal income tax considerations generally affecting the Funds and their shareholders that supplements the discussion in the Prospectus. No attempt is made to present a comprehensive explanation of the federal, state, local or foreign tax treatment of a Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain U.S. federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisers regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, local, or foreign taxes.

Taxation of the Funds. Each Fund will elect and intends to qualify each year to be treated as a RIC under the Code. As such, each Fund should not be subject to federal income taxes on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. Generally, to be taxed as a RIC, a Fund must distribute in each taxable year at least 90% of its “investment company taxable income” for the taxable year, which includes, among other items, dividends, interest, net short-term capital gain and net foreign currency gain, less expenses, as well as 90% of its net tax-exempt interest income, if any (the “Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (1) at least 90% of a Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “Qualifying Income Requirement”); and (2) at the end of each quarter of a Fund’s taxable year, the Fund’s assets must be diversified so that (a) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Diversification Requirement”).

To the extent a Fund makes investments that may generate income that is not qualifying income, including certain derivatives, such Fund will seek to restrict the resulting income from such investments so that the Fund’s non-qualifying income does not exceed 10% of its gross income.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. The requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Diversification Requirement where a Fund corrects the failure within a specified period of time. To be eligible for the relief provisions with respect to a failure to meet the Diversification Requirement, a Fund may be required to dispose of certain assets. If these relief provisions were not available to a Fund and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and its distributions (including capital gains distributions) generally would be taxable to the shareholders of the Fund as ordinary income dividends, subject to the dividends received deduction for corporate shareholders and the lower tax rates on qualified dividend income received by noncorporate shareholders, subject to certain limitations. To requalify for treatment as a RIC in a subsequent taxable year, a Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. If a Fund failed to qualify as a RIC for a period greater than two taxable years, it would generally be required to pay a fund-level tax on certain net built in gains recognized with respect to certain of its assets upon disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of a Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC, such Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

A Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year, (commonly referred to as “post-October losses”), and certain other late-year losses.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Fund may carry a net capital loss from any taxable year forward indefinitely to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to a Fund and may not be distributed as capital gains to its shareholders. Generally, a Fund may not carry forward any losses other than net capital losses. The carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

A Fund will be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the one-year period generally ending on October 31 of that year, subject to an increase for any shortfall in the prior year’s distribution. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of the excise tax, but can make no assurances that all such tax liability will be eliminated.

Each Fund intends to distribute substantially all of its net investment income and net capital gain to shareholders for each taxable year. If a Fund meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax at regular corporate rates to the extent any such income or gains are not distributed. A Fund may elect to designate certain amounts retained as undistributed net capital gain as deemed distributions in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their tax liabilities, and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their Shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

As of February 29, 2024, the following Funds had short-term and long-term capital loss carryovers, both of which do not expire:

Short-Term Capital Loss Carryover

SoFi Select 500 ETF	$14,246,754
SoFi Next 500 ETF	$5,248,334
SoFi Social 50 ETF	$5,082,643
SoFi Enhanced Yield ETF	$0-

Long-Term Capital Loss Carryover

SoFi Select 500 ETF	$10,889,510
SoFi Next 500 ETF	$4,048,518
SoFi Social 50 ETF	$3,291,699
SoFi Enhanced Yield ETF	$0-

Taxation of Shareholders – Distributions. Each Fund (other than the SoFi Enhanced Yield ETF which distributes monthly) intends to distribute semi-annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid), its net tax-exempt income, if any, and intends to distribute at least annually, any net capital gain (net long-term capital gains in excess of net short-term capital losses, taking into account any capital loss carryforwards). The distribution of investment company taxable income (as so computed) and net capital gain will be taxable to Fund shareholders regardless of whether the shareholders receive these distributions in cash or reinvest them in additional Shares.

Each Fund (or your broker) will report to shareholders annually the amounts of dividends paid from ordinary income, the amount of distributions of net capital gain, the portion of dividends which may qualify for the dividends received deduction for corporate shareholders, and the portion of dividends which may qualify for treatment as qualified dividend income, which is taxable to non-corporate shareholders at long-term capital gain rates.

Distributions from a Fund’s net capital gain will be taxable to shareholders at long-term capital gains rates, regardless of how long shareholders have held their Shares. Distributions may be subject to state and local taxes.

Qualified dividend income includes, in general, subject to certain holding period and other requirements, dividend income from taxable domestic corporations and certain “qualified foreign corporations.” Subject to certain limitations, “qualified foreign corporations” include those incorporated in territories of the United States, those incorporated in certain countries with comprehensive tax treaties with the United States, and other foreign corporations if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Dividends received by a Fund from an ETF or an underlying fund taxable as a RIC or a REIT may be treated as qualified dividend income generally only to the extent so reported by such ETF, underlying fund or REIT. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Fund dividends will not be treated as qualified dividend income if a Fund does not meet certain holding period and other requirements with respect to dividend paying stocks in its portfolio, or the shareholder does not meet certain holding period and other requirements with respect to the Shares on which the dividends were paid. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income.

In the case of corporate shareholders, certain dividends received by a Fund from U.S. corporations (generally, dividends received by the Fund in respect of any share of stock (1) with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend and (2) that is held in an unleveraged position) and distributed and appropriately so reported by the Fund may be eligible for the 50% dividends-received deduction. Certain preferred stock must have a holding period of at least 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend as to that dividend to be eligible. Capital gain dividends distributed to a Fund from other RICs are not eligible for the dividends-received deduction. To qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Shares, and, if they borrow to acquire or otherwise incur debt attributable to Shares, they may be denied a portion of the dividends-received deduction with respect to those Shares.

Although dividends generally will be treated as distributed when paid, any dividend declared by a Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.

In general, qualified REIT dividends that an investor receives directly from a REIT are automatically eligible for the 20% qualified business income deduction. The IRS has issued final Treasury Regulations that permit a dividend or part of a dividend paid by a RIC and reported as a “section 199A dividend” to be treated by the recipient as a qualified REIT dividend for purposes of the 20% qualified business income deduction, if certain holding period and other requirements have been satisfied by the recipient with respect to its Shares. The final Treasury Regulations do not extend such conduit treatment to qualified publicly traded partnership income, as defined under Section 199A of the Code, earned by a RIC. Therefore, non-corporate shareholders may not include any qualified publicly traded partnership income earned through the Fund in their qualified business income deduction. The IRS and Treasury Department may be continuing to evaluate whether it is appropriate to provide such conduit treatment.

In addition to the federal income tax, certain individuals, trusts and estates may be subject to a Net Investment Income (“NII”) tax of 3.8%. The NII tax is imposed on the lesser of: (i) a taxpayer’s investment income, net of deductions properly allocable to such income; or (ii) the amount by which such taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). A Fund’s distributions are includable in a shareholder’s investment income for purposes of this NII tax. In addition, any capital gain realized by a shareholder upon a sale or redemption of Fund shares is includable in such shareholder’s investment income for purposes of this NII tax.

Shareholders who have not held Shares for a full year should be aware that a Fund may report and distribute, as ordinary dividends or capital gain dividends, a percentage of income that is not equal to the percentage of the Fund’s ordinary income or net capital gain, respectively, actually earned during the applicable shareholder’s period of investment in the Fund. A taxable shareholder may wish to avoid investing in a Fund shortly before a dividend or other distribution, because the distribution will generally be taxable even though it may economically represent a return of a portion of the shareholder’s investment.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund’s distributions exceed its earnings and profits, all or a portion of the distributions made for a taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher capital gain or lower capital loss when the Shares on which the distribution was received are sold. After a shareholder’s basis in the Shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s Shares.

Taxation of Shareholders – Sale of Shares. A sale or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if Shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Shares will generally be treated as short-term capital gain or loss. Any loss realized upon a taxable disposition of Shares held for six months or less will be treated as long-term capital loss, rather than short-term capital loss, to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such Shares (including any amounts credited to the shareholder as undistributed capital gains). All or a portion of any loss realized upon a taxable disposition of Shares may be disallowed if substantially identical Shares are acquired (through the reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the disposition. In such a case, the basis of the newly acquired Shares will be adjusted to reflect the disallowed loss.

The cost basis of Shares acquired by purchase will generally be based on the amount paid for Shares and then may be subsequently adjusted for other applicable transactions as required by the Code. The difference between the selling price and the cost basis of Shares generally determines the amount of the capital gain or loss realized on the sale of Shares. Contact the broker through whom you purchased your Shares to obtain information with respect to the available cost basis reporting methods and elections for your account.

An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot currently be deducted under the rules governing “wash sales” (for a person who does not mark-to-market its portfolio) or on the basis that there has been no significant change in economic position.

Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the Shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gains or losses. Any loss upon a redemption of Creation Units held for six months or less may be treated as long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).

The Trust, on behalf of a Fund, has the right to reject an order for Creation Units if the purchaser (or a group of purchasers) would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares and if, pursuant to Section 351 of the Code, the Fund would have a basis in the deposit securities different from the market value of such securities on the date of deposit. The Trust also has the right to require the provision of information necessary to determine beneficial Share ownership for purposes of the 80% determination. If a Fund does issue Creation Units to a purchaser (or a group of purchasers) that would, upon obtaining the Creation Units so ordered, own 80% or more of the outstanding Shares, the purchaser (or a group of purchasers) will not recognize gain or loss upon the exchange of securities for Creation Units.

Persons purchasing or redeeming Creation Units should consult their own tax advisers with respect to the tax treatment of any creation or redemption transaction and whether the wash sales rule applies and when a loss may be deductible.

Taxation of Fund Investments. Certain of a Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect a Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by a Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark to market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause a Fund to recognize income without the Fund receiving cash with which to make distributions in amounts sufficient to enable the Fund to satisfy the RIC distribution requirements for avoiding Fund-level income and excise taxes. Each Fund intends to monitor its transactions, intends to make appropriate tax elections, and intends to make appropriate entries in its books and records to mitigate the effect of these rules and preserve the Fund’s qualification for treatment as a RIC. To the extent a Fund invests in an underlying fund that is taxable as a RIC, the rules applicable to the tax treatment of complex securities will also apply to the underlying funds that also invest in such complex securities and investments.

Backup Withholding. Each Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to backup withholding by the IRS for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to “backup withholding;” or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). The backup withholding rate is at a rate set under Section 3406 of the Code. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder’s ultimate U.S. federal income tax liability. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor permanent residents of the United States.

Foreign Shareholders. Any non-U.S. investors in a Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in a Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to a U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of Shares generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year (based on a formula that factors in presence in the U.S. during the two preceding years as well). Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from a Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described in this paragraph. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under the Foreign Account Tax Compliance Act (“FATCA”), a Fund may be required to withhold a generally nonrefundable 30% tax on (i) distributions of investment company taxable income and (ii) distributions of net capital gain and the gross proceeds of a sale or redemption of Fund shares paid to (A) certain “foreign financial institutions” unless such foreign financial institution agrees to verify, monitor, and report to the IRS the identity of certain of its accountholders, among other items (or unless such entity is otherwise deemed compliant under the terms of an intergovernmental agreement between the United States and the foreign financial institution’s country of residence), and (B) certain “non-financial foreign entities” unless such entity certifies to the Fund that it does not have any substantial U.S. owners or provides the name, address, and taxpayer identification number of each substantial U.S. owner, among other items. In December 2018, the IRS and Treasury Department released proposed Treasury Regulations that would eliminate FATCA withholding on Fund distributions of net capital gain and the gross proceeds from a sale or redemption of Fund shares. Although taxpayers are entitled to rely on these proposed Treasury Regulations until final Treasury Regulations are issued, these proposed Treasury Regulations have not been finalized, may not be finalized in their proposed form, and are potentially subject to change. This FATCA withholding tax could also affect a Fund’s return on its investments in foreign securities or affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary. You are urged to consult your tax adviser regarding the application of this FATCA withholding tax to your investment in a Fund and the potential certification, compliance, due diligence, reporting, and withholding obligations to which you may become subject in order to avoid this withholding tax.

For foreign shareholders to qualify for an exemption from backup withholding, described above, the foreign shareholder must comply with special certification and filing requirements. Foreign shareholders in a Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k) plans, and other tax-exempt entities, generally are exempt from federal income taxation, except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are generally not permitted to offset losses from one unrelated trade or business against the income or gain of another unrelated trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, each Fund generally serves to block UBTI from being realized by its tax-exempt shareholders with respect to their shares of Fund income. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund if, for example, (i) such Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) such Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) Shares in such Fund constitute debt-financed property in the hands of the tax-exempt shareholders within the meaning of Section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisers regarding these issues.

Certain Potential Tax Reporting Requirements. Under U.S. Treasury regulations, if a shareholder recognizes a loss on disposition of the Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886 (Reportable Transaction Disclosure Statement). Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Issues. In those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by a Fund may differ from federal tax treatment.

FINANCIAL STATEMENTS

The Funds’ audited financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Funds’ Annual Report to Shareholders for the fiscal year/period ended February 29, 2024 are incorporated herein by reference. You may request a copy of the Funds’ Annual Report at no charge by calling (877) 358-0096 or through the Funds’ website at www.sofi.com/invest/etfs/.

TIDAL ETF TRUST

PART C: OTHER INFORMATION

Item 28. Exhibits

Exhibit No.			Description of Exhibit

(a)	(i)		Certificate of Trust of Tidal ETF Trust (the “Trust” or the “Registrant”) previously filed with the Trust’s Registration Statement on Form N-1A on September 12, 2018 and is incorporated herein by reference.
	(ii)		Registrant’s Declaration of Trust previously filed with the Trust’s Registration Statement on Form N-1A on September 12, 2018 and is incorporated herein by reference.
	(iii)		Organizational Documents for Toroso Cayman Subsidiary I (for the Acruence Active Hedge U.S. Equity ETF).
		(1)	Investment Advisory Agreement previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
		(3)	Certificate of Incorporation previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
		(4)	Tax Undertaking previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
	(iv)		Organizational Documents for Ionic Cayman Subsidiary (for the Ionic Inflation Protection ETF).
		(1)	Investment Advisory Agreement previously filed with Post-Effective Amendment No. 119 on Form N-1A on June 10, 2022 and is incorporated herein by reference.
		(2)	Investment Sub-Advisory Agreement previously filed with Post-Effective Amendment No. 159 on Form N-1A on December 21, 2022 and is incorporated herein by reference.
		(3)	Memorandum and Articles of Association previously filed with Post-Effective Amendment No. 119 on Form N-1A on June 10, 2022 and is incorporated herein by reference.
		(4)	Certificate of Incorporation previously filed with Post-Effective Amendment No. 119 on Form N-1A on June 10, 2022 and is incorporated herein by reference.
		(5)	Tax Undertaking previously filed with Post-Effective Amendment No. 119 on Form N-1A on June 10, 2022 and is incorporated herein by reference.
		(6)	Private Investment Company Custodian Agreement previously filed with Post-Effective Amendment No. 119 on Form N-1A on June 10, 2022 and is incorporated herein by reference.
	(v)		Organizational Documents for HFND Cayman Subsidiary (for the Unlimited HFND Multi-Strategy Return Tracker ETF).
		(1)	Investment Advisory Agreement, previously filed with Post-Effective Amendment No. 215 on Form N-1A on March 22, 2024 and is incorporated herein by reference.
		(2)	Memorandum and Articles of Association, previously filed with Post-Effective Amendment No. 215 on Form N-1A on March 22, 2024 and is incorporated herein by reference.
		(3)	Certificate of Incorporation, previously filed with Post-Effective Amendment No. 215 on Form N-1A on March 22, 2024 and is incorporated herein by reference.
		(4)	Tax Undertaking, previously filed with Post-Effective Amendment No. 215 on Form N-1A on March 22, 2024 and is incorporated herein by reference.
		(5)	Private Investment Company Custodian Agreement, previously filed with Post-Effective Amendment No. 215 on Form N-1A on March 22, 2024 and is incorporated herein by reference.
(b)			Registrant’s Amended and Restated By-Laws previously filed with Post-Effective Amendment No. 148 on Form N-1A on September 23, 2022 and is incorporated herein by reference.
(c)			Instruments Defining Rights of Security Holders - See relevant portions of Declaration of Trust and By-Laws.
(d)
	(i)		Investment Advisory Agreement between the Trust (on behalf of SoFi Select 500 ETF, SoFi Next 500 ETF, SoFi Social 50 ETF f/k/a SoFi 50 ETF and SoFi Be Your Own Boss ETF f/k/a SoFi Gig Economy ETF (the SoFi ETFs)) and Tidal Investments LLC (f/k/a Toroso Investments, LLC (Toroso)) previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
		(1)	First Amendment to the Investment Advisory Agreement between the Trust (on behalf of the SoFi ETFs) and Toroso (adding the SoFi Weekly Income ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on September 30, 2020 and is incorporated herein by reference.

(2)	Second Amendment to the Investment Advisory Agreement between the Trust (on behalf of the SoFi ETFs) and Toroso (adding the SoFi Weekly Dividend ETF) previously filed with Post-Effective Amendment No. 55 on Form N-1A on May 5, 2021 and is incorporated herein by reference.

	(3)	Third Amendment to the Investment Advisory Agreement between the Trust (on behalf of the SoFi ETFs) and Toroso (adding the SoFi Web 3 ETF) previously filed with Post-Effective Amendment No. 127 on Form N-1A on June 30, 2022 and is incorporated herein by reference.
	(4)	Fourth Amendment to the Investment Advisory Agreement between the Trust (on behalf of the SoFi ETFs) and Toroso (adding the SoFi Enhanced Yield ETF) previously filed with Post-Effective Amendment No. 201 on Form N-1A on November 9, 2023 and is incorporated herein by reference.
(ii)		Investment Advisory Agreement between the Trust (on behalf of RPAR Risk Parity ETF) and Toroso previously filed with Post-Effective Amendment No. 14 on Form N-1A on November 22, 2019 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Advisory Agreement between the Trust (on behalf of the RPAR Risk Parity ETF) and Toroso (adding the UPAR Ultra Risk Parity ETF) previously filed with Post-Effective Amendment No. 82 on Form N-1A on December 29, 2021 and is incorporated herein by reference.
(iii)		Investment Advisory Agreement between the Trust (on behalf of SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) and Toroso) previously filed with Post-Effective Amendment No. 16 on Form N-1A on December 16, 2019 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Advisory Agreement between the Trust (on behalf of SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) and Toroso (adding the SP Funds S&P Global REIT Sharia ETF (collectively, the SP Funds)) previously filed with Post-Effective Amendment No. 40 on Form N-1A on December 23, 2020 and is incorporated herein by reference.
	(2)	Second Amendment to the Investment Advisory Agreement between the Trust (on behalf of the SP Funds) and Toroso previously filed with Post-Effective Amendment No. 99 on Form N-1A on March 29, 2022 and is incorporated herein by reference.
	(3)	Third Amendment to the Investment Advisory Agreement between the Trust (on behalf of the SP Funds) and Toroso previously filed with Post-Effective Amendment No. 202 on Form N-1A on November 17, 2023 and is incorporated herein by reference.
	(4)	Fourth Amendment to the Investment Advisory Agreement between the Trust (on behalf of the SP Funds) and Toroso previously filed with Post-Effective Amendment No. 206 on Form N-1A on December 14, 2023 and is incorporated herein by reference.
(iv)		Investment Advisory Agreement between the Trust (on behalf of Leatherback Long/Short Absolute Return ETF and Leatherback Long/Short Alternative Yield ETF (the Leatherback ETFs)) and Toroso previously filed with Post-Effective Amendment No. 29 on Form N-1A on October 9, 2020 and is incorporated herein by reference.
(v)		Investment Advisory Agreement between the Trust (on behalf of Adasina Social Justice All Cap Global ETF) and Toroso previously filed with Post-Effective Amendment No. 39 on Form N-1A on December 7, 2020 and is incorporated herein by reference.
(vi)		Investment Advisory Agreement between the Trust (on behalf of Gotham Enhanced 500 ETF) and Toroso previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 9, 2020 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Advisory Agreement between the Trust (on behalf of the Gotham Enhanced 500 ETF) and Toroso (adding the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 118 on Form N-1A on June 3, 2022 and is incorporated herein by reference.
	(2)	Second Amendment to the Investment Advisory Agreement between the Trust (on behalf of the Gotham Enhanced 500 ETF and the Gotham 1000 Value ETF) and Toroso (adding the Gotham Short Strategies ETF) previously filed with Post-Effective Amendment No. 200 on Form N-1A on November 1, 2023 and is incorporated herein by reference.
(vii)		Investment Advisory Agreement between the Trust (on behalf of ATAC US Rotation ETF) and Toroso) previously filed with Post-Effective Amendment No. 35 on Form N-1A on November 13, 2020 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Advisory Agreement between the Trust (on behalf of ATAC US Rotation ETF) and Toroso (adding the ATAC Credit Rotation ETF) previously filed with Post-Effective Amendment No. 66 on Form N-1A on July 14, 2021 and is incorporated herein by reference.
	(2)	Second Amendment to the Investment Advisory Agreement between the Trust (on behalf of the ATAC US Rotation ETF and ATAC Credit Rotation ETF) and Toroso (adding the ATAC Equity Leverage Rotation ETF) previously filed with Post-Effective Amendment No. 157 on Form N-1A on December 13, 2022 and is incorporated herein by reference.
(viii)		Investment Advisory Agreement between the Trust (on behalf of Sound Fixed Income ETF, Sound Enhanced Fixed Income ETF, Sound Equity Dividend Income ETF (f/k/a Sound Equity Income ETF), Sound Enhanced Equity Income ETF, and Sound Total Return ETF (the Sound Income ETFs)) and Toroso previously filed with Post-Effective Amendment No. 41 on Form N-1A on December 29, 2020 and is incorporated herein by reference.

(ix)		Investment Advisory Agreement between the Trust (on behalf of Acruence Active Hedge U.S. Equity ETF) and Toroso previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
(x)		Investment Advisory Agreement between the Trust (on behalf of SonicShares Airlines, Hotels, Cruise Lines ETF) and Toroso previously filed with Post-Effective Amendment No. 57 on Form N-1A on May 11, 2021 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Advisory Agreement between the Trust (on behalf of SonicShares Airlines, Hotels, Cruise Lines ETF) and Toroso (adding the SonicShares Global Shipping ETF) - previously filed with Post-Effective Amendment No. 69 on Form N-1A on July 30, 2021 and is incorporated herein by reference.
(xi)		Investment Advisory Agreement between the Trust (on behalf of American Customer Satisfaction ETF) and Toroso previously filed with Post-Effective Amendment No. 59 on N-1A on May 21, 2021 and is incorporated herein by reference.
(xii)		Investment Advisory Agreement between the Trust (on behalf of Robinson Alternative Yield Pre-Merger SPAC ETF) and Toroso previously filed with Post-Effective Amendment No. 62 on Form N-1A on June 21, 2021 and is incorporated herein by reference.
(xiii)		Investment Advisory Agreement between the Trust (on behalf of ZEGA Buy and Hedge ETF) and Toroso previously filed with Post-Effective Amendment No. 64 on Form N-1A on June 25, 2021 and is incorporated herein by reference.
(xiv)		Investment Advisory Agreement between the Trust (on behalf of FolioBeyond Alternative Income and Interest Rate Hedge ETF f/k/a FolioBeyond Rising Rates ETF) and Toroso previously filed with Post-Effective Amendment No. 71 on Form N-1A on September 27, 2021 and is incorporated herein by reference.
(xv)		Investment Advisory Agreement between the Trust (on behalf of the Residential REIT ETF f/k/a Residential REIT Income ETF and prior thereto Home Appreciation U.S. REIT ETF (the Residential REIT ETF)) and Toroso previously filed with Post-Effective Amendment No. 89 on Form N-1A on February 11, 2022 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Advisory Agreement between the Trust (on behalf of (the Intelligent Real Estate ETF) and Toroso (adding the Intelligent Real Estate ETF f/k/a Private Real Estate Strategy via Liquid REITs ETF prior thereto Non-Traded REIT Fund Tracker ETF (collectively, the Armada ETFs)) previously filed with Post-Effective Amendment No. 180 on Form N-1A on June 2, 2023 and is incorporated herein by reference.
	(2)	Second Amendment to the Investment Advisory Agreement between the Trust (on behalf of Residential REIT ETF and Intelligent Real Estate ETF) and Toroso previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.
(xvi)		Investment Advisory Agreement between the Trust (on behalf the Intelligent Real Estate ETF of Newday Ocean Health ETF and Newday Diversity, Equity & Inclusion ETF (the Newday ETFs)) and Toroso previously filed with Post-Effective Amendment No. 111 on Form N-1A on May 2, 2022 and is incorporated herein by reference.
(xvii)		Investment Advisory Agreement between the Trust (on behalf of Ionic Inflation Protection ETF) and Toroso previously filed with Post-Effective Amendment No. 145 on Form N-1A on June 10, 2022 and is incorporated herein by reference.
(xviii)		Investment Advisory Agreement between the Trust (on behalf of Aztlan Global Stock Selection DM SMID ETF) and Toroso previously filed with Post-Effective Amendment No. 137 on Form N-1A on August 15, 2022 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Advisory Agreement between the Trust and Toroso (adding Aztlan North America Nearshoring Stock Selection ETF) previously filed with Post-Effective Amendment No. 203 on Form N-1A on November 21, 2023 and is incorporated herein by reference.
(xix)		Investment Advisory Agreement between the Trust (on behalf of Unlimited HFND Multi-Strategy Return Tracker ETF) and Toroso previously filed with Post-Effective Amendment No. 149 on Form N-1A on September 26, 2022 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Advisory Agreement between the Trust and Toroso (adding the Unlimited HFEQ Equity Long/Short Return Tracker ETF, Unlimited HFGM Global Macro Return Tracker ETF, Unlimited HFEV Event Driven Return Tracker ETF, Unlimited HFFI Fixed Income Return Tracker ETF, Unlimited HFEM Emerging Markets Return Tracker ETF, Unlimited HFMF Managed Futures Return Tracker ETF, Unlimited Ultra HFND Multi-Strategy Return Tracker ETF and Unlimited Low-Beta HFND Multi-Strategy ETF (the Unlimited ETFs)) previously filed with Post-Effective Amendment No. 202 on Form N-1A on November 17, 2023 and is incorporated herein by reference.
(xx)		Investment Advisory Agreement between the Trust (on behalf of God Bless America ETF) and Toroso previously filed with Post-Effective Amendment No. 148 on Form N-1A on September 23, 2022 and is incorporated herein by reference.
(xxi)		Investment Advisory Agreement between the Trust (on behalf of Academy Veteran Impact ETF) and Toroso previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.
(xxii)		Investment Sub-Advisory Agreement between Toroso and ShariaPortfolio, Inc. (for the SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) previously filed with Post-Effective Amendment No. 25 on Form N-1A on August 17, 2020 and is incorporated herein by reference.

(xxiii)		Investment Sub-Advisory Agreement between Toroso and ShariaPortfolio, Inc. (for the SP Funds S&P Global REIT Sharia ETF) previously filed with Post-Effective Amendment No. 40 on Form N-1A on December 23, 2020 and is incorporated herein by reference.
(xxiv)		Investment Sub-Advisory Agreement between Toroso and Leatherback Asset Management, LLC (for the Leatherback ETFs) previously filed with Post-Effective Amendment No. 29 on Form N-1A on October 9, 2020 and is incorporated herein by reference.
(xxv)		Investment Sub-Advisory Agreement between Tidal and Robasciotti & Associates, Inc., doing business as Adasina Social Capital (Adasina) (for the Adasina Social Justice All Cap Global ETF), previously filed with Post-Effective Amendment No. 39 on Form N-1A on December 7, 2020 and is incorporated herein by reference.
(xxvi)		Investment Sub-Advisory Agreement between Toroso and Gotham Asset Management, LLC (Gotham) (for the Gotham Enhanced 500 ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 9, 2020 and is incorporated herein by reference.
(xxvii)		Investment Sub-Advisory Agreement between Toroso and Sound Income Strategies, LLC (for the Sound Income ETFs) previously filed with Post-Effective Amendment No. 41 on Form N-1A on December 29, 2020 and is incorporated herein by reference.
(xxviii)		Investment Sub-Advisory Agreement between Toroso and Acruence Capital, LLC (for the Acruence Active Hedge U.S. Equity ETF) previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
(xxix)		Investment Sub-Advisory Agreement between Toroso and Robinson Capital Management, LLC (for the Robinson Alternative Yield Pre-Merger SPAC ETF) previously filed with Post-Effective Amendment No. 62 on Form N-1A on June 21, 2021 and is incorporated herein by reference.
(xxx)		Investment Sub-Advisory Agreement between Toroso and ZEGA Financial, LLC (for the ZEGA Buy and Hedge ETF) previously filed with Post-Effective Amendment No. 64 on Form N-1A on June 25, 2021 and is incorporated herein by reference.
(xxxi)		Investment Sub-Advisory Agreement between Toroso and FolioBeyond, LLC (for the FolioBeyond Alternative Income and Interest Rate Hedge ETF f/k/a FolioBeyond Rising Rates ETF) previously filed with Post-Effective Amendment No. 71 on Form N-1A on September 27, 2021 and is incorporated herein by reference.
(xxxii)		Investment Sub-Advisory Agreement between Toroso and Armada ETF Advisors LLC (Armada) (for the Residential REIT ETF) previously filed with Post-Effective Amendment No. 89 on Form N-1A on February 11, 2022 and is incorporated herein by reference.
(xxxiii)		Investment Sub-Advisory Agreement between Toroso and Newday Funds, Inc. (for the Newday ETFs) previously filed with Post-Effective Amendment No. 118 on Form N-1A on June 3, 2022, and is incorporated herein by reference.
(xxxiv)		Investment Sub-Advisory Agreement between Toroso and Ionic Capital Management LLC (for the Ionic Inflation Protection ETF) previously filed with Post-Effective Amendment No. 119 on Form N-1A on June 10, 2022 and is incorporated herein by reference.
(xxxv)		Investment Sub-Advisory Agreement between Toroso and Gotham (for the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 118 on Form N-1A on June 3, 2022 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Sub-Advisory Agreement between Toroso and Gotham (adding the Gotham Short Strategies ETF) previously filed with Post-Effective Amendment No. 200 on Form N-1A on November 1, 2023 and is incorporated herein by reference.
(xxxvi)		Investment Sub-Advisory Agreement between Toroso and Unlimited Funds, Inc. (for the Unlimited HFND Multi-Strategy Return Tracker ETF) previously filed with Post-Effective Amendment No. 149 on Form N-1A on September 26, 2022 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Sub-Advisory Agreement between Toroso and Unlimited Funds, Inc. (adding the Unlimited ETFs) - previously filed with Post-Effective Amendment No. 202 on Form N-1A on November 17, 2023 and is incorporated herein by reference.
(xxxvii)		Investment Sub-Advisory Agreement between Toroso and Curran Financial Partners, LLC (for the God Bless America ETF) previously filed with Post-Effective Amendment No. 148 on Form N-1A on September 23, 2022 and is incorporated herein by reference.
(xxxviii)		Investment Sub-Advisory Agreement between Toroso and Armada (for the Intelligent Real Estate ETF) previously filed with Post-Effective Amendment No. 180 on Form N-1A on June 2, 2023 and is incorporated herein by reference.
	(1)	First Amendment to the Investment Sub-Advisory Agreement between Toroso and Armada (for the Intelligent Real Estate ETF) previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.
(xxxix)		Investment Sub-Advisory Agreement between Toroso and Academy Asset Management, LLC d/b/a Academy Asset Management (for the Academy Veteran Impact ETF) previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.

	(xl)		Investment Sub-Advisory Agreement between Toroso and ZEGA Financial, LLC (for the SoFi Enhanced Yield ETF) previously filed with Post-Effective Amendment No. 201 on Form N-1A on November 9, 2023 and is incorporated herein by reference.
(e)	(i)		Amended and Restated ETF Distribution Agreement between the Trust and Foreside Fund Services, LLC (Foreside) previously filed with Post-Effective Amendment No. 206 on Form N-1A on December 14, 2023 and is incorporated herein by reference.
	(ii)		Form of Authorized Participant Agreement previously filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A on December 21, 2018 and is incorporated herein by reference.
	(iii)		Distribution Services Agreement between Toroso and Foreside previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
(f)			Not applicable.
(g)	(i)		Custody Agreement between the Trust and U.S. Bank National Association previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
		(1)	First Amendment to Custody Agreement (adding the SoFi ETFs) previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
		(2)	Second Amendment to Custody Agreement (adding the RPAR Risk Parity ETF) previously filed with Post-Effective Amendment No. 14 on Form N-1A on November 22, 2019 and is incorporated herein by reference.
		(3)	Third Amendment to Custody Agreement (adding the SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) previously filed with Post-Effective Amendment No. 16 on Form N-1A on December 16, 2019 and is incorporated herein by reference.
		(4)	Fourth Amendment to Custody Agreement previously filed with Post-Effective Amendment No. 25 on Form N-1A on August 17, 2020 and is incorporated herein by reference.
		(5)	Fifth Amendment to Custody Agreement (adding the SoFi Weekly Income ETF, the Leatherback ETFs, the Adasina Social Justice All Cap Global ETF, and the ATAC US Rotation ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on September 30, 2020 and is incorporated herein by reference.
		(6)	Sixth Amendment to Custody Agreement (adding the Gotham Enhanced 500 ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 9, 2020 and is incorporated herein by reference.
		(7)	Seventh Amendment to Custody Agreement (adding the SP Funds S&P Global REIT Sharia ETF, and Sound Income ETFs) previously filed with Post-Effective Amendment No. 40 on Form N-1A on December 23, 2020 and is incorporated herein by reference.
		(8)	Eighth Amendment to Custody Agreement (adding the Acruence Active Hedge U.S. Equity ETF, the SoFi Weekly Dividend ETF, the SonicShares Airlines, Hotels, Cruise Lines ETF, and the American Customer Satisfaction ETF) previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
		(9)	Ninth Amendment to Custody Agreement (adding the SoFi Smart Energy ETF, the Robinson Alternative Yield Pre-Merger SPAC ETF, the ZEGA Buy and Hedge ETF, and the ATAC Credit Rotation ETF) previously filed with Post-Effective Amendment No. 62 on Form N-1A on June 21, 2021 and is incorporated herein by reference.
		(10)	Tenth Amendment to Custody Agreement (adding the SonicShares Global Shipping ETF) - previously filed with Post-Effective Amendment No. 69 on Form N-1A on July 30, 2021 and is incorporated herein by reference.
		(11)	Eleventh Amendment to Custody Agreement (adding the FolioBeyond Alternative Income and Interest Rate Hedge ETF f/k/a FolioBeyond Rising Rates ETF) previously filed with Post-Effective Amendment No. 71 on Form N-1A on September 27, 2021 and is incorporated herein by reference.
		(12)	Twelfth Amendment to Custody Agreement (adding the UPAR Ultra Risk Parity ETF) previously filed with Post-Effective Amendment No. 82 on Form N-1A on December 29, 2021 and is incorporated herein by reference.
		(13)	Thirteenth Amendment to Custody Agreement (adding the Residential REIT ETF) previously filed with Post-Effective Amendment No. 89 on Form N-1A on February 11, 2022 and is incorporated herein by reference.
		(14)	Fourteenth Amendment to Custody Agreement (adding the Newday ETFs) previously filed with Post-Effective Amendment No. 111 on Form N-1A on May 2, 2022 and is incorporated herein by reference.
		(15)	Fifteenth Amendment to Custody Agreement (adding the Ionic Inflation Protection ETF) previously filed with Post-Effective Amendment No. 114 on Form N-1A on May 13, 2022 and is incorporated herein by reference.
		(16)	Amended and Restated Sixteenth Amendment to Custody Agreement (adding the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 127 on Form N-1A on June 30, 2022 and is incorporated herein by reference.
		(17)	Seventeenth Amendment to Custody Agreement (adding the SoFi Web 3 ETF) previously filed with Post-Effective Amendment No. 127 on Form N-1A on June 30, 2022 and is incorporated herein by reference.
		(18)	Eighteenth Amendment to Custody Agreement (adding the Aztlan Global Stock Selection DM SMID ETF and the Unlimited HFND Multi-Strategy Return Tracker ETF) previously filed with Post-Effective Amendment No. 137 on Form N-1A on August 15, 2022 and is incorporated herein by reference.

(19)	Nineteenth Amendment to Custody Agreement (adding the God Bless America ETF and the ATAC Equity Leverage Rotation ETF) previously filed with Post-Effective Amendment No. 148 on Form N-1A on September 23, 2022 and is incorporated herein by reference.
		(20)	Twentieth Amendment to Custody Agreement (adding the Subversive Cannabis ETF) - previously filed with Post-Effective Amendment No. 160 on Form N-1A on December 27, 2022 and is incorporated herein by reference.
		(21)	Twenty-First Amendment to Custody Agreement (adding the Intelligent Real Estate ETF) previously filed with Post-Effective Amendment No. 180 on Form N-1A on June 2, 2023 and is incorporated herein by reference.
		(22)	Twenty-Second Amendment to Custody Agreement (adding the Academy Veteran Impact ETF) previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.
		(23)	Twenty-Third Amendment to the Custody Agreement (adding the Gotham Short Strategies ETF, the SoFi Enhanced Yield ETF, the Unlimited ETFs, and the Aztlan North America Nearshoring Stock Selection ETF ) previously filed with Post-Effective Amendment No. 202 on Form N-1A on November 17, 2023 and is incorporated herein by reference.
		(24)	Twenty-Fourth Amendment to the Custody Agreement - filed herewith.
(h)	(i)		Fund Administration Servicing Agreement between the Trust and Tidal ETF Services LLC previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
		(1)	First Amendment to Fund Administration Servicing Agreement (adding the SoFi ETFs) previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
		(2)	Second Amendment to Fund Administration Servicing Agreement (adding the RPAR Risk Parity ETF) previously filed with Post-Effective Amendment No. 14 on Form N-1A on November 22, 2019 and is incorporated herein by reference.
		(3)	Third Amendment to Fund Administration Servicing Agreement (adding the SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) previously filed with Post-Effective Amendment No. 16 on Form N-1A on December 16, 2019 and is incorporated herein by reference.
		(4)	Fourth Amendment to Fund Administration Servicing Agreement (adding the SoFi Weekly Income ETF, the Leatherback ETFs, the Adasina Social Justice All Cap Global ETF, and the ATAC US Rotation ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on September 30, 2020 and is incorporated herein by reference.
		(5)	Fifth Amendment to Fund Administration Servicing Agreement (adding the Gotham Enhanced 500 ETF, SP Funds S&P Global REIT Sharia ETF, and Sound Income ETFs) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 9, 2020 and is incorporated herein by reference.
		(6)	Sixth Amendment to Fund Administration Servicing Agreement (adding the Acruence Active Hedge U.S. Equity ETF, the SoFi Weekly Dividend ETF, the SonicShares Airlines, Hotels, Cruise Lines ETF, and the American Customer Satisfaction ETF) previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
		(7)	Seventh Amendment to Fund Administration Servicing Agreement (adding the SoFi Smart Energy ETF, the Robinson Alternative Yield Pre-Merger SPAC ETF, the ZEGA Buy and Hedge ETF, and the ATAC Credit Rotation ETF) previously filed with Post-Effective Amendment No. 62 on Form N-1A on June 21, 2021 and is incorporated herein by reference.
		(8)	Eighth Amendment to Fund Administration Servicing Agreement (adding the SonicShares Global Shipping ETF) previously filed with Post-Effective Amendment No. 69 on Form N-1A on July 30, 2021 and is incorporated herein by reference.
		(9)	Ninth Amendment to Fund Administration Servicing Agreement (adding the FolioBeyond Alternative Income and Interest Rate Hedge ETF f/k/a FolioBeyond Rising Rates ETF) previously filed with Post-Effective Amendment No. 71 on Form N-1A on September 27, 2021 and is incorporated herein by reference.
		(10)	Tenth Amendment to Fund Administration Servicing Agreement (adding the UPAR Ultra Risk Parity ETF) previously filed with Post-Effective Amendment No. 82 on Form N-1A on December 29, 2021 and is incorporated herein by reference.
		(11)	Eleventh Amendment to Fund Administration Servicing Agreement (adding the Residential REIT ETF) previously filed with Post-Effective Amendment No. 89 on Form N-1A on February 11, 2022 and is incorporated herein by reference.
		(12)	Twelfth Amendment to Fund Administration Servicing Agreement (adding the Newday ETFs) previously filed with Post-Effective Amendment No. 111 on Form N-1A on May 2, 2022 and is incorporated herein by reference.
		(13)	Thirteenth Amendment to Fund Administration Servicing Agreement (adding the Ionic Inflation Protection ETF) previously filed with Post-Effective Amendment No. 114 on Form N-1A on May 13, 2022 and is incorporated herein by reference.
		(14)	Fourteenth Amendment to Fund Administration Servicing Agreement (adding the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 118 on Form N-1A on June 3, 2022 and is incorporated herein by reference.
		(15)	Fifteenth Amendment to Fund Administration Servicing Agreement (adding the SoFi Web 3 ETF) previously filed with Post-Effective Amendment No. 127 on Form N-1A on June 30, 2022 and is incorporated herein by reference.
		(16)	Sixteenth Amendment to Fund Administration Servicing Agreement (adding the Aztlan Global Stock Selection DM SMID ETF and the Unlimited HFND Multi-Strategy Return Tracker ETF) previously filed with Post-Effective Amendment No. 137 on Form N-1A on August 15, 2022 and is incorporated herein by reference.

	(17)	Seventeenth Amendment to Fund Administration Servicing Agreement (adding the God Bless America ETF and the ATAC Equity Leverage Rotation ETF) previously filed with Post-Effective Amendment No. 148 on Form N-1A on September 23, 2022 and is incorporated herein by reference.
	(18)	Eighteenth Amendment to Fund Administration Servicing Agreement (adding the Subversive Cannabis ETF) previously filed with Post-Effective Amendment No. 160 on Form N-1A on December 27, 2022 and is incorporated herein by reference.
	(19)	CCO Services Amendment to Fund Administration Servicing Agreement previously filed with Post-Effective Amendment No. 168 on Form N-1A on March 29, 2023 and is incorporated herein by reference.
	(20)	Nineteenth Amendment to Fund Administration Servicing Agreement (adding the Intelligent Real Estate ETF) previously filed with Post-Effective Amendment No. 180 on Form N-1A on June 2, 2023 and is incorporated herein by reference.
	(21)	Twentieth Amendment to Fund Administration Servicing Agreement (adding the Academy Veteran Impact ETF) previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.
	(22)	Twenty-First Amendment to Fund Administration Servicing Agreement (adding the Gotham Short Strategies ETF, the SoFi Enhanced Yield ETF, the Unlimited ETFs, and the Aztlan North America Nearshoring Stock Selection ETF) previously filed with Post-Effective Amendment No. 201 on Form N-1A on November 1, 2023 and is incorporated herein by reference.
(ii)		Fund Sub-Administration Servicing Agreement between Tidal ETF Services LLC on behalf of the Trust and U.S. Bancorp Fund Services, LLC previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
	(1)	First Amendment to Fund Sub-Administration Servicing Agreement (adding the SoFi ETFs) previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
	(2)	Second Amendment to Fund Sub-Administration Servicing Agreement (adding the RPAR Risk Parity ETF) previously filed with Post-Effective Amendment No. 14 on Form N-1A on November 22, 2019 and is incorporated herein by reference.
	(3)	Third Amendment to Fund Sub-Administration Servicing Agreement (adding the SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) previously filed with Post-Effective Amendment No. 16 on Form N-1A on December 16, 2019 and is incorporated herein by reference.
	(4)	Fourth Amendment to Fund Sub-Administration Servicing Agreement previously filed with Post-Effective Amendment No. 25 on Form N-1A on August 17, 2020 and is incorporated herein by reference.
	(5)	Fifth Amendment to Fund Sub-Administration Servicing Agreement (adding the SoFi Weekly Income ETF, the Leatherback ETFs, the Adasina Social Justice All Cap Global ETF, and the ATAC US Rotation ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on September 30, 2020 and is incorporated herein by reference.
	(6)	Sixth Amendment to Fund Sub-Administration Servicing Agreement (adding the Gotham Enhanced 500 ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 9, 2020 and is incorporated herein by reference.
	(7)	Seventh Amendment to Fund Sub-Administration Servicing Agreement (adding the SP Funds S&P Global REIT Sharia ETF and Sound Income ETFs) previously filed with Post-Effective Amendment No. 40 on Form N-1A on December 23, 2020 and is incorporated herein by reference.
	(8)	Eighth Amendment to Fund Sub-Administration Servicing Agreement (adding the Acruence Active Hedge U.S. Equity ETF, the SoFi Weekly Dividend ETF, the SonicShares Airlines, Hotels, Cruise Lines ETF, and the American Customer Satisfaction ETF) previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
	(9)	Ninth Amendment to Fund Sub-Administration Servicing Agreement (adding the SoFi Smart Energy ETF, the Robinson Alternative Yield Pre-Merger SPAC ETF, the ZEGA Buy and Hedge ETF, and the ATAC Credit Rotation ETF) previously filed with Post-Effective Amendment No. 62 on Form N-1A on June 21, 2021 and is incorporated herein by reference.
	(10)	Tenth Amendment to Fund Sub-Administration Servicing Agreement (adding the SonicShares Global Shipping ETF) previously filed with Post-Effective Amendment No. 69 on Form N-1A on July 30, 2021 and is incorporated herein by reference.
	(11)	Eleventh Amendment to Fund Sub-Administration Servicing Agreement (adding the FolioBeyond Alternative Income and Interest Rate Hedge ETF f/k/a FolioBeyond Rising Rates ETF) previously filed with Post-Effective Amendment No. 71 on Form N-1A on September 27, 2021 and is incorporated herein by reference.
	(12)	Twelfth Amendment to Fund Sub-Administration Servicing Agreement (adding the UPAR Ultra Risk Parity ETF) previously filed with Post-Effective Amendment No. 82 on Form N-1A on December 29, 2021 and is incorporated herein by reference.

(13)	Thirteenth Amendment to Fund Sub-Administration Servicing Agreement (adding the Residential REIT ETF) previously filed with Post-Effective Amendment No. 89 on Form N-1A on February 11, 2022 and is incorporated herein by reference.
	(14)	Fourteenth Amendment to Fund Sub-Administration Servicing Agreement (adding the Newday ETFs) previously filed with Post-Effective Amendment No. 111 on Form N-1A on May 2, 2022 and is incorporated herein by reference.
	(15)	Fifteenth Amendment to Fund Sub-Administration Servicing Agreement (adding the Ionic Inflation Protection ETF) previously filed with Post-Effective Amendment No. 114 on Form N-1A on May 13, 2022 and is incorporated herein by reference.
	(16)	Sixteenth Amendment to Fund Sub-Administration Servicing Agreement (adding the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 118 on Form N-1A on June 3, 2022 and is incorporated herein by reference.
	(17)	Seventeenth Amendment to Fund Sub-Administration Servicing Agreement (adding the SoFi Web 3 ETF) previously filed with Post-Effective Amendment No. 127 on Form N-1A on June 30, 2022 and is incorporated herein by reference.
	(18)	Eighteenth Amendment to Fund Sub-Administration Servicing Agreement (adding the Aztlan Global Stock Selection DM SMID ETF and the Unlimited HFND Multi-Strategy Return Tracker ETF) previously filed with Post-Effective Amendment No. 137 on Form N-1A on August 15, 2022 and is incorporated herein by reference.
	(19)	Nineteenth Amendment to Fund Sub-Administration Servicing Agreement (adding the God Bless America ETF and the ATAC Equity Leverage Rotation ETF) previously filed with Post-Effective Amendment No. 148 on Form N-1A on September 23, 2022 and is incorporated herein by reference.
	(20)	Twentieth Amendment to Fund Sub-Administration Servicing Agreement (adding the Subversive Cannabis ETF) previously filed with Post-Effective Amendment No. 160 on Form N-1A on December 27, 2022 and is incorporated herein by reference.
	(21)	Twenty-First Amendment to Fund Sub-Administration Servicing Agreement (adding the Intelligent Real Estate ETF) - previously filed with Post-Effective Amendment No. 180 on Form N-1A on June 2, 2023 and is incorporated herein by reference.
	(22)	Twenty-Second Amendment to Fund Sub-Administration Servicing Agreement (adding the Academy Veteran Impact ETF) previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.
	(23)	Twenty-Third Amendment to Fund Sub-Administration Servicing Agreement (adding the Gotham Short Strategies ETF, the SoFi Enhanced Yield ETF, the Unlimited ETFs, and the Aztlan North America Nearshoring Stock Selection ETF) previously filed with Post-Effective Amendment No. 202 on Form N-1A on November 17, 2023 and is incorporated herein by reference.
(iii)		Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
	(1)	First Amendment to Fund Accounting Servicing Agreement (adding the SoFi ETFs) previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
	(2)	Second Amendment to Fund Accounting Servicing Agreement (adding the RPAR Risk Parity ETF) previously filed with Post-Effective Amendment No. 14 on Form N-1A on November 22, 2019 and is incorporated herein by reference.
	(3)	Third Amendment to Fund Accounting Servicing Agreement (adding the SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) previously filed with Post-Effective Amendment No. 16 on Form N-1A on December 16, 2019 and is incorporated herein by reference.
	(4)	Fourth Amendment to Fund Accounting Servicing Agreement previously filed with Post-Effective Amendment No. 25 on Form N-1A on August 17, 2020 and is incorporated herein by reference.
	(5)	Fifth Amendment to Fund Accounting Servicing Agreement (adding the SoFi Weekly Income ETF, the Leatherback ETFs, the Adasina Social Justice All Cap Global ETF, and the ATAC US Rotation ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on September 30, 2020 and is incorporated herein by reference.
	(6)	Sixth Amendment to Fund Accounting Servicing Agreement (adding the Gotham Enhanced 500 ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 9, 2020 and is incorporated herein by reference.
	(7)	Seventh Amendment to Fund Accounting Servicing Agreement (adding the SP Funds S&P Global REIT Sharia ETF and Sound Income ETFs) previously filed with Post-Effective Amendment No. 40 on Form N-1A on December 23, 2020 and is incorporated herein by reference.
	(8)	Eighth Amendment to Fund Accounting Servicing Agreement (adding the Acruence Active Hedge U.S. Equity ETF, the SoFi Weekly Dividend ETF, the SonicShares Airlines, Hotels, and Cruise Lines ETF, and the American Customer Satisfaction ETF) previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
	(9)	Ninth Amendment to Fund Accounting Servicing Agreement (adding the SoFi Smart Energy ETF, the Robinson Alternative Yield Pre-Merger SPAC ETF, the ZEGA Buy and Hedge ETF, and the ATAC Credit Rotation ETF) previously filed with Post-Effective Amendment No. 62 on Form N-1A on June 21, 2021 and is incorporated herein by reference.

(10)	Tenth Amendment to Fund Accounting Servicing Agreement (adding the SonicShares Global Shipping ETF) - previously filed with Post-Effective Amendment No. 69 on Form N-1A on July 30, 2021 and is incorporated herein by reference.
	(11)	Eleventh Amendment to Fund Accounting Servicing Agreement (adding the FolioBeyond Alternative Income and Interest Rate Hedge ETF f/k/a FolioBeyond Rising Rates ETF) previously filed with Post-Effective Amendment No. 71 on Form N-1A on September 27, 2021 and is incorporated herein by reference.
	(12)	Twelfth Amendment to Fund Accounting Servicing Agreement (adding the UPAR Ultra Risk Parity ETF) previously filed with Post-Effective Amendment No. 82 on Form N-1A on December 29, 2021 and is incorporated herein by reference.
	(13)	Thirteenth Amendment to Fund Accounting Servicing Agreement (adding the Residential REIT ETF) - previously filed with Post-Effective Amendment No. 89 on Form N-1A on February 11, 2022 and is incorporated herein by reference.
	(14)	Fourteenth Amendment to Fund Accounting Servicing Agreement (adding the Newday ETFs) previously filed with Post-Effective Amendment No. 111 on Form N-1A on May 2, 2022 and is incorporated herein by reference.
	(15)	Fifteenth Amendment to Fund Accounting Servicing Agreement (adding the Ionic Inflation Protection ETF) previously filed with Post-Effective Amendment No. 114 on Form N-1A on May 13, 2022 and is incorporated herein by reference.
	(16)	Sixteenth Amendment to Fund Accounting Servicing Agreement (adding the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 118 on Form N-1A on June 3, 2022, and is incorporated herein by reference.
	(17)	Seventeenth Amendment to Fund Accounting Servicing Agreement (adding the SoFi Web 3 ETF) previously filed with Post-Effective Amendment No. 127 on Form N-1A on June 30, 2022 and is incorporated herein by reference.
	(18)	Eighteenth Amendment to Fund Accounting Servicing Agreement (adding the Aztlan Global Stock Selection DM SMID ETF and the Unlimited HFND Multi-Strategy Return Tracker ETF) previously filed with Post-Effective Amendment No. 137 on Form N-1A on August 15, 2022 and is incorporated herein by reference.
	(19)	Nineteenth Amendment to Fund Accounting Servicing Agreement (adding the God Bless America ETF and the ATAC Equity Leverage Rotation ETF) previously filed with Post-Effective Amendment No. 148 on Form N-1A on September 23, 2022 and is incorporated herein by reference.
	(20)	Twentieth Amendment to Fund Accounting Servicing Agreement (adding the Subversive Cannabis ETF) previously filed with Post-Effective Amendment No. 160 on Form N-1A on December 27, 2022 and incorporated herein by reference.
	(21)	Twenty-First Amendment to Fund Accounting Servicing Agreement (adding the Intelligent Real Estate ETF) - previously filed with Post-Effective Amendment No. 180 on Form N-1A on June 2, 2023 and is incorporated herein by reference.
	(22)	Twenty-Second Amendment to Fund Accounting Servicing Agreement (adding the Academy Veteran Impact ETF) previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.
	(23)	Twenty-Third Amendment to Fund Accounting Servicing Agreement (adding the Gotham Short Strategies ETF, the SoFi Enhanced Yield ETF, the Unlimited ETFs, and the Aztlan North America Nearshoring Stock Selection ETF) previously filed with Post-Effective Amendment No. 202 on Form N-1A on November 17, 2023 and is incorporated herein by reference.
(iv)		Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
	(1)	First Amendment to Transfer Agent Servicing Agreement (adding the SoFi ETFs) previously filed with Post-Effective Amendment No. 7 on Form N-1A on April 5, 2019 and is incorporated herein by reference.
	(2)	Second Amendment to Transfer Agent Servicing Agreement (adding the RPAR Risk Parity ETF) previously filed with Post-Effective Amendment No. 14 on Form N-1A on November 22, 2019 and is incorporated herein by reference.
	(3)	Third Amendment to Transfer Agent Servicing Agreement (adding the SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) previously filed with Post-Effective Amendment No. 16 on Form N-1A on December 16, 2019 and is incorporated herein by reference.
	(4)	Fourth Amendment to Transfer Agent Servicing Agreement previously filed with Post-Effective Amendment No. 25 on Form N-1A on August 17, 2020 and is incorporated herein by reference.
	(5)	Fifth Amendment to Transfer Agent Servicing Agreement (adding the SoFi Weekly Income ETF, the Leatherback ETFs, the Adasina Social Justice All Cap Global ETF, and the ATAC US Rotation ETF) previously filed with Post-Effective Amendment No. 28 on Form N-1A on September 30, 2020 and is incorporated herein by reference.
	(6)	Sixth Amendment to Transfer Agent Servicing Agreement (adding the Gotham Enhanced 500 ETF) previously filed with Post-Effective Amendment No. 34 on Form N-1A on November 9, 2020 and is incorporated herein by reference.
	(7)	Seventh Amendment to Transfer Agent Servicing Agreement (adding the SP Funds S&P Global REIT Sharia ETF and Sound Income ETFs) previously filed with Post-Effective Amendment No. 40 on Form N-1A on December 23, 2020 and is incorporated herein by reference.

	(8)	Eighth Amendment to Transfer Agent Servicing Agreement (adding the Acruence Active Hedge U.S. Equity ETF, the SoFi Weekly Dividend ETF, the SonicShares Airlines, Hotels, Cruise Lines ETF, and the American Customer Satisfaction ETF) previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
	(9)	Ninth Amendment to Transfer Agent Servicing Agreement (adding the SoFi Smart Energy ETF, the Robinson Alternative Yield Pre-Merger SPAC ETF, the ZEGA Buy and Hedge ETF, and the ATAC Credit Rotation ETF) previously filed with Post-Effective Amendment No. 62 on Form N-1A on June 21, 2021 and is incorporated herein by reference.
	(10)	Tenth Amendment to Transfer Agent Servicing Agreement (adding the SonicShares Global Shipping ETF) previously filed with Post-Effective Amendment No. 69 on Form N-1A on July 30, 2021 and is incorporated herein by reference.
	(11)	Eleventh Amendment to Transfer Agent Servicing Agreement (adding the FolioBeyond Alternative Income and Interest Rate Hedge ETF f/k/a FolioBeyond Rising Rates ETF) - previously filed with Post-Effective Amendment No. 71 on Form N-1A on September 27, 2021 and is incorporated herein by reference.
	(12)	Twelfth Amendment to Transfer Agent Servicing Agreement (adding the UPAR Ultra Risk Parity ETF) previously filed with Post-Effective Amendment No. 82 on Form N-1A on December 29, 2021 and is incorporated herein by reference.
	(13)	Thirteenth Amendment to Transfer Agent Servicing Agreement (adding the Residential REIT ETF) previously filed with Post-Effective Amendment No. 89 on Form N-1A on February 11, 2022 and is incorporated herein by reference.
	(14)	Fourteenth Amendment to Transfer Agent Servicing Agreement (adding the Newday ETFs) previously filed with Post-Effective Amendment No. 111 on Form N-1A on May 2, 2022 and is incorporated herein by reference.
	(15)	Fifteenth Amendment to Transfer Agent Servicing Agreement (adding the Ionic Inflation Protection ETF) previously filed with Post-Effective Amendment No. 114 on Form N-1A on May 13, 2022 and is incorporated herein by reference.
	(16)	Sixteenth Amendment to Transfer Agent Servicing Agreement (adding the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 118 on Form N-1A on June 3, 2022, and is incorporated herein by reference.
	(17)	Seventeenth Amendment to Transfer Agent Servicing Agreement (adding the SoFi Web 3 ETF) previously filed with Post-Effective Amendment No. 127 on Form N-1A on June 30, 2022 and is incorporated herein by reference.
	(18)	Eighteenth Amendment to Transfer Agent Servicing Agreement (adding the Aztlan Global Stock Selection DM SMID ETF and the Unlimited HFND Multi-Strategy Return Tracker ETF) previously filed with Post-Effective Amendment No. 137 on Form N-1A on August 15, 2022 and is incorporated herein by reference.
	(19)	Nineteenth Amendment to Transfer Agent Servicing Agreement (adding the God Bless America ETF and the ATAC Equity Leverage Rotation ETF) previously filed with Post-Effective Amendment No. 148 on Form N-1A on September 23, 2022 and is incorporated herein by reference.
	(20)	Twentieth Amendment to Transfer Agent Servicing Agreement (adding the Subversive Cannabis ETF) previously filed with Post-Effective Amendment No. 160 on Form N-1A on December 27, 2022 and incorporated herein by reference.
	(21)	Twenty-First Amendment to Transfer Agent Servicing Agreement (adding the Intelligent Real Estate ETF) previously filed with Post-Effective Amendment No. 180 on Form N-1A on June 2, 2023 and is incorporated herein by reference.
	(22)	Twenty-Second Amendment to Transfer Agent Servicing Agreement (adding the Academy Veteran Impact ETF) previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.
	(23)	Twenty-Third Amendment to Transfer Agent Servicing Agreement (adding the Gotham Short Strategies ETF, the SoFi Enhanced Yield ETF, the Unlimited ETFs, and the Aztlan North America Nearshoring Stock Selection ETF ) previously filed with Post-Effective Amendment No. 202 on Form N-1A on November 17, 2023 and is incorporated herein by reference.
(v)		Powers of Attorney previously filed with Post-Effective Amendment No. 194 to the Trust’s Registration Statement on Form N-1A on September 11, 2023 and is incorporated herein by reference.
(vi)		Fee Waiver Agreement between the Trust (on behalf of the SoFi Select 500 ETF and SoFi Next 500 ETF) and Toroso previously filed with Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A on April 5, 2019 and is incorporated herein by reference.
	(1)	First Amendment to the Fee Waiver Agreement between the Trust (on behalf of the SoFi Select 500 ETF and SoFi Next 500 ETF) and Tidal Investments LLC - filed herewith.
(vii)		Fee Waiver Agreement between the Trust (on behalf of RPAR Risk Parity ETF) and Toroso previously filed with Post-Effective Amendment No. 172 to the Trust’s Registration Statement on Form N-1A on April 28, 2023 and is incorporated herein by reference.
(viii)		Fee Waiver Agreement between the Trust (on behalf of the UPAR Ultra Risk Parity ETF) and Toroso previously filed with Post-Effective Amendment No. 172 to the Trust’s Registration Statement on Form N-1A on April 28, 2023 and is incorporated herein by reference.
(ix)		Fee Waiver Agreement between the Trust (on behalf of the ATAC US Rotation ETF) and Toroso previously filed with Post-Effective Amendment No. 35 to the Trust’s Registration Statement on Form N-1A on November 13, 2020 and is incorporated herein by reference.
(x)		Fee Waiver Agreement between the Trust (on behalf of the ATAC Credit Rotation ETF) and Toroso previously filed with Post-Effective Amendment No. 66 to the Trust’s Registration Statement on Form N-1A on July 14, 2021 and is incorporated herein by reference.

	(xi)		Fee Waiver Agreement between the Trust (on behalf of the Gotham Enhanced 500 ETF) and Toroso previously filed with Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N-1A on November 9, 2020 and is incorporated herein by reference.
	(xii)		Fee Waiver Agreement between the Trust (on behalf of the Gotham 1000 Value ETF) and Toroso previously filed with Post-Effective Amendment No. 118 to the Trust’s Registration Statement on Form N-1A on June 3, 2022 and is incorporated herein by reference.
	(xiii)		Fee Waiver Agreement between the Trust (on behalf of the Robinson Alternative Yield Pre-Merger SPAC ETF) and Toroso previously filed with Post-Effective Amendment No. 190 to the Trust’s Registration Statement on Form N-1A on August 25, 2023 and is incorporated herein by reference.
	(xiv)		Fee Waiver Agreement between the Trust (on behalf of the ATAC Equity Leverage Rotation ETF) and Toroso previously filed with Post-Effective Amendment No. 157 to the Trust’s Registration Statement on Form N-1A on December 13, 2022 and is incorporated herein by reference.
	(xv)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of Gotham Enhanced 500 ETF) and FundVantage Trust previously filed with Post-Effective Amendment No. 55 to the Trust’s Registration Statement on Form N-1A on May 5, 2021 and is incorporated herein by reference.
		(1)	Amendment to the Rule 12d1-4 Fund of Funds Investment Agreement between the Trust and FundVantage Trust (to add the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 168 to the Trust’s Registration Statement on Form N-1A on March 29, 2023 and is incorporated herein by reference.
	(xvi)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and VanEck ETF Trust previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
	(xvii)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Vanguard Funds previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
	(xviii)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of ATAC Credit Rotation ETF and ATAC US Rotation ETF) and PIMCO ETF Trust and PIMCO Equity Series previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
		(1)	Amendment to the Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and PIMCO ETF Trust and PIMCO Equity Series previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
	(xix)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and ProShares Trust previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
	(xx)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Direxion Shares ETF Trust previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
		(1)	Amendment to the Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of certain series of the Trust) and Direxion Shares ETF Trust – previously filed with Post-Effective Amendment No. 219 to the Trust’s Registration Statement on Form N-1A on May 30, 2024 and is incorporated herein by reference.
	(xxi)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
	(xxii)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and abrdn Inc. (on behalf of each series) previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
	(xxiii)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of ATAC Credit Rotation ETF and ATAC US Rotation ETF) and Schwab Strategic Trust (on behalf of each series) previously filed with Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A on December 21, 2022 and is incorporated herein by reference.
	(xxiv)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of each series of the Trust) and The Select Sector SPDR Trust previously filed with Post-Effective Amendment No. 168 to the Trust’s Registration Statement on Form N-1A on March 29, 2023 and is incorporated herein by reference.
	(xxv)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of FolioBeyond Alternative Income and Interest Rate Hedge ETF) and Tactical Investment Series Trust, previously filed with Post-Effective Amendment No. 215 on Form N-1A on March 22, 2024 and is incorporated herein by reference.
	(xxvi)		Rule 12d1-4 Fund of Funds Investment Agreement between the Trust (on behalf of SoFi Select 500 and EA Series Trust (on behalf of Gadsden Dynamic Multi-Asset ETF) – filed herewith.
(i)

(i)	Opinion and Consent of Counsel (for the SoFi ETFs) previously filed with Post-Effective Amendment No. 7 to the Trust’s Registration Statement on Form N-1A on April 5, 2019 and is incorporated herein by reference.
(ii)	Opinion and Consent of Counsel (for the RPAR Risk Parity ETF) previously filed with Post-Effective Amendment No. 14 to the Trust’s Registration Statement on Form N-1A on November 22, 2019 and is incorporated herein by reference.
(iii)	Opinion and Consent of Counsel (for the SP Funds Dow Jones Global Sukuk ETF and SP Funds S&P 500 Sharia Industry Exclusions ETF) previously filed with Post-Effective Amendment No. 16 to the Trust’s Registration Statement on Form N-1A on December 16, 2019 and is incorporated herein by reference.
(iv)	Opinion and Consent of Counsel (for the Leatherback ETFs) previously filed with Post-Effective Amendment No. 29 to the Trust’s Registration Statement on Form N-1A on October 9, 2020 and is incorporated herein by reference.
(v)	Opinion and Consent of Counsel (for the Adasina Social Justice All Cap Global ETF) previously filed with Post-Effective Amendment No. 39 to the Trust’s Registration Statement on Form N-1A on December 7, 2020 and is incorporated herein by reference.
(vi)	Opinion and Consent of Counsel (for the Gotham Enhanced 500 ETF) previously filed with Post-Effective Amendment No. 34 to the Trust’s Registration Statement on Form N-1A on November 9, 2020 and is incorporated herein by reference.
(vii)	Opinion and Consent of Counsel (for the ATAC US Rotation ETF) previously filed with Post-Effective Amendment No. 35 to the Trust’s Registration Statement on Form N-1A on November 13, 2020 and is incorporated herein by reference.
(viii)	Opinion and Consent of Counsel (for the SP Funds S&P Global REIT Sharia ETF) previously filed with Post-Effective Amendment No. 40 on Form N-1A to the Trust’s Registration Statement on December 23, 2020 and is incorporated herein by reference.
(ix)	Opinion and Consent of Counsel (for the Sound Income ETFs) previously filed with Post-Effective Amendment No. 41 to the Trust’s Registration Statement on Form N-1A on December 29, 2020 and is incorporated herein by reference.
(x)	Opinion and Consent of Counsel (for the Acruence Active Hedge U.S. Equity ETF) previously filed with Post-Effective Amendment No. 51 to the Trust’s Registration Statement on Form N-1A on April 5, 2021 and is incorporated herein by reference.
(xi)	Opinion and Consent of Counsel (for the American Customer Satisfaction ETF) previously filed with Post-Effective Amendment No. 59 to the Trust’s Registration Statement on Form N-1A on May 21, 2021 and is incorporated herein by reference.
(xii)	Opinion and Consent of Counsel (for the Robinson Alternative Yield Pre-Merger SPAC ETF) previously filed with Post-Effective Amendment No. 62 to the Trust’s Registration Statement on Form N-1A on June 21, 2021 and is incorporated herein by reference.
(xiii)	Opinion and Consent of Counsel (for the ZEGA Buy and Hedge ETF) previously filed with Post-Effective Amendment No. 64 to the Trust’s Registration Statement on Form N-1A on June 23, 2021 and is incorporated herein by reference.
(xiv)	Opinion and Consent of Counsel (for the ATAC Credit Rotation ETF) - previously filed with Post-Effective Amendment No. 66 to the Trust’s Registration Statement on Form N-1A on July 14, 2021 and is incorporated herein by reference.
(xv)	Opinion and Consent of Counsel (for the SonicShares Global Shipping ETF) - previously filed with Post-Effective Amendment No. 69 to the Trust’s Registration Statement on Form N-1A on July 30, 2021 and is incorporated herein by reference.
(xvi)	Opinion and Consent of Counsel (for the FolioBeyond Alternative Income and Interest Rate Hedge ETF f/k/a FolioBeyond Rising Rates ETF) previously filed with Post-Effective Amendment No. 71 to the Trust’s Registration Statement on Form N-1A on September 27, 2021 and is incorporated herein by reference.
(xvii)	Opinion and Consent of Counsel (for the UPAR Ultra Risk Parity ETF) previously filed with Post-Effective Amendment No. 82 to the Trust’s Registration Statement on Form N-1A on December 29, 2021 and is incorporated herein by reference.
(xviii)	Opinion and Consent of Counsel (for the Residential REIT ETF) previously filed with Post-Effective Amendment No. 89 to the Trust’s Registration Statement on Form N-1A on February 11, 2022 and is incorporated herein by reference.
(xix)	Opinion and Consent of Counsel (for the Newday ETFs) previously filed with Post-Effective Amendment No. 111 to the Trust’s Registration Statement on Form N-1A on May 2, 2022 and is incorporated herein by reference.
(xx)	Opinion and Consent of Counsel (for the Ionic Inflation Protection ETF) previously filed with Post-Effective Amendment No. 119 to the Trust’s Registration Statement on Form N-1A on June 10, 2022 and is incorporated herein by reference.
(xxi)	Opinion and Consent of Counsel (for the Gotham 1000 Value ETF) previously filed with Post-Effective Amendment No. 118 to the Trust’s Registration Statement on Form N-1A on June 3, 2022 and is incorporated herein by reference.
(xxii)	Opinion and Consent of Counsel (for the Aztlan Global Stock Selection DM SMID ETF) previously filed with Post-Effective Amendment No. 137 to the Trust’s Registration Statement on Form N-1A on August 15, 2022 and is incorporated herein by reference.

	(xxiii)	Opinion and Consent of Counsel (for the Unlimited HFND Multi-Strategy Return Tracker ETF) previously filed with Post-Effective Amendment No. 149 to the Trust’s Registration Statement on Form N-1A on September 26, 2022 and is incorporated herein by reference.
	(xxiv)	Opinion and Consent of Counsel (for the God Bless America ETF) previously filed with Post-Effective Amendment No. 148 to the Trust’s Registration Statement on Form N-1A on September 23, 2022 and is incorporated herein by reference.
	(xxv)	Opinion and Consent of Counsel (for the ATAC Equity Leverage Rotation ETF) previously filed with Post-Effective Amendment No. 157 to the Trust’s Registration Statement on Form N-1A on December 13, 2022 and is incorporated herein by reference.
	(xxvi)	Opinion and Consent of Counsel (for the Intelligent Real Estate ETF) previously filed with Post-Effective Amendment No. 180 to the Trust’s Registration Statement on Form N-1A on June 2, 2023 and is incorporated herein by reference.
	(xxvii)	Opinion and Consent of Counsel (for the Academy Veteran Impact ETF) previously filed with Post-Effective Amendment No. 187 to the Trust’s Registration Statement on Form N-1A on July 27, 2023 and is incorporated herein by reference.
	(xxviii)	Opinion and Consent of Counsel (for the Gotham Short Strategies ETF) previously filed with Post-Effective Amendment No. 200 on Form N-1A on November 1, 2023 and is incorporated herein by reference.
	(xxix)	Opinion and Consent of Counsel (for the Unlimited ETFs) previously filed with Post-Effective Amendment No. 202 on Form N-1A on November 17, 2023 and is incorporated herein by reference.
	(xxx)	Opinion and Consent of Counsel (for the SoFi Enhanced Yield ETF) previously filed with Post-Effective Amendment No. 201 on Form N-1A on November 9, 2023 and is incorporated herein by reference..
	(xxxi)	Opinion and Consent of Counsel (for the Aztlan North America Nearshoring Stock Selection ETF) previously filed with Post-Effective Amendment No. 203 on Form N-1A on November 21, 2023 and is incorporated herein by reference.
	(xxxii)	Consent of Counsel - filed herewith.
(j)		Consent of Independent Registered Accounting Firm - filed herewith.
(k)		Not applicable.
(l)	(i)	Subscription Agreement previously filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A on December 21, 2018 and is incorporated herein by reference.
	(ii)	Letter of Representations between the Trust and Depository Trust Company previously filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A on December 21, 2018 and is incorporated herein by reference.
(m)		Amended and Restated Distribution (Rule 12b-1) Plan previously filed with Post-Effective Amendment No. 200 to the Trust’s Registration Statement on Form N-1A on November 1, 2023 and is incorporated herein by reference.
(n)		Not applicable.
(o)		Reserved.
(p)	(i)	Code of Ethics for Tidal ETF Trust previously filed with Pre-Effective Amendment No. 1 to the Trust’s Registration Statement on Form N-1A on December 21, 2018 and is incorporated herein by reference.
	(ii)	Code of Ethics for Toroso previously filed with Post-Effective Amendment No. 206 on Form N-1A on December 14, 2023 and is incorporated herein by reference.
	(iii)	Code of Ethics for Distributor not applicable per Rule 17j-1(c)(3).
	(iv)	Code of Ethics for ShariaPortfolio, Inc. previously filed with Post-Effective Amendment No. 28 on Form N-1A on September 30, 2020 and is incorporated herein by reference.
	(v)	Code of Ethics for Leatherback Asset Management, LLC, previously filed with Post-Effective Amendment No. 215 on Form N-1A on March 22, 2024 and is incorporated herein by reference.
	(vi)	Code of Ethics for Adasina - filed herewith.
	(vii)	Code of Ethics for Gotham - filed herewith.
	(viii)	Code of Ethics for Sound Income Strategies, LLC previously filed with Post-Effective Amendment No. 206 on Form N-1A on December 14, 2023 and is incorporated herein by reference.
	(ix)	Code of Ethics for Acruence Capital, LLC previously filed with Post-Effective Amendment No. 51 on Form N-1A on April 5, 2021 and is incorporated herein by reference.
(x)	Code of Ethics for Robinson Capital Management, LLC previously filed with Post-Effective Amendment No. 62 on Form N-1A on June 21, 2021 and is incorporated herein by reference.
(xi)	Code of Ethics for ZEGA Financial, LLC previously filed with Post-Effective Amendment No. 159 on Form N-1A on December 21, 2022 and is incorporated herein by reference.
(xii)	Code of Ethics for FolioBeyond, LLC previously filed with Post-Effective Amendment No. 211 on Form N-1A on December 19, 2023 and is incorporated herein by reference.
(xiii)	Code of Ethics for Armada ETF Advisors LLC, previously filed with Post-Effective Amendment No. 215 on Form N-1A on March 22, 2024 and is incorporated herein by reference.
(xiv)	Code of Ethics for Newday Funds, Inc. previously filed with Post-Effective Amendment No. 111 on Form N-1A on May 2, 2022 and is incorporated herein by reference.

(xv)	Code of Ethics for Ionic Capital Management LLC previously filed with Post-Effective Amendment No. 119 on Form N-1A on June 10, 2022 and is incorporated herein by reference.
(xvi)	Code of Ethics for Unlimited Funds Inc. - filed herewith.
(xvii)	Code of Ethics for Curran Financial Partners, LLC - filed herewith.
(xviii)	Code of Ethics for Academy Asset Management previously filed with Post-Effective Amendment No. 187 on Form N-1A on July 27, 2023 and is incorporated herein by reference.

Item 29. Persons Controlled by or Under Common Control with Registrant

Toroso Cayman Subsidiary I, organized under the laws of the Cayman Islands, is a wholly-owned subsidiary of the Acruence Active Hedge U.S. Equity ETF, a series of the Registrant.

Ionic Cayman Subsidiary, organized under the laws of the Cayman Islands, is a wholly-owned subsidiary of the Ionic Inflation Protection ETF, a series of the Registrant.

HFND Cayman Subsidiary, organized under the laws of the Cayman Islands, is a wholly-owned subsidiary of the Unlimited HFND Multi-Strategy Return Tracker ETF, a series of the Registrant.

Item 30. Indemnification

Every person who is, has been, or becomes a Trustee or officer of the Trust (hereinafter referred to as a Covered Person) shall be indemnified by the Trust to the fullest extent permitted by law against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been such a Trustee or officer, and against amounts paid or incurred by them in the settlement thereof. Every person who is, has been, or becomes an agent of the Trust may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having been an agent, and against amounts paid or incurred by him in the settlement thereof. Every Person who is serving or has served at the request of the Trust as a director, officer, partner, trustee, employee, agent or fiduciary of another domestic or foreign corporation, partnership, joint venture, trust, other enterprise or employee benefit plan (Other Position) and who was or is a party or is threatened to be made a party to any proceeding by reason of alleged acts or omissions while acting within the scope of his or her service in such Other Position, may, upon due approval of the Trustees (including a majority of the Trustees who are not interested persons of the Trust), be indemnified by the Trust, to the fullest extent permitted by law, against any and all liabilities and expenses reasonably incurred or paid by them in connection with the defense of any proceeding in which they become involved as a party or otherwise by virtue of their being or having held such Other Position, and against amounts paid or incurred by them in the settlement thereof.

The Trust shall indemnify each Covered Person who was or is a party or is threatened to be made a party to any proceeding, by reason of alleged acts or omissions within the scope of their service as a Covered Person, against judgments, fines, penalties, settlements and reasonable expenses (including attorneys fees) actually incurred by them in connection with such proceeding to the maximum extent consistent with state law and the Investment Company Act of 1940, as amended.

No indemnification shall be provided to any person who shall have been adjudicated by a court or body before which the proceeding was brought: (i) to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office, or (ii) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission (SEC) such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

This Item incorporates by reference the investment advisers Uniform Application for Investment Adviser Registration (Form ADV) currently on file with the SEC, as listed below. The Form ADV may be obtained, free of charge, at the SECs website at www.adviserinfo.sec.gov. Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each officer and director of the below-listed investment advisers is included in the Trust’s Statement of Additional Information.

Investment Adviser	SEC File No.
Tidal Investments LLC (f/k/a Toroso Investments, LLC)	801-76857

Investment Sub-Advisers	SEC File No.
Leatherback Asset Management, LLC	801-119407
Robasciotti & Associates, Inc., d/b/a Adasina Social Capital	801-113385
Gotham Asset Management, LLC	801-69960
ShariaPortfolio, Inc.	801-80652
Sound Income Strategies, LLC	801-80425
Acruence Capital, LLC	801-119919
Robinson Capital Management, LLC	801-77378
ZEGA Financial, LLC	801-78723
FolioBeyond, LLC	801-113952
Armada ETF Advisors LLC	801-123057
Newday Funds, Inc.	801-112212
Ionic Capital Management LLC	801-72188
Unlimited Funds, Inc.	801-126421
Curran Financial Partners, LLC	801-119322
Academy Asset Management, LLC, d/b/a Academy Asset Management	801-125719

Item 32.	Foreside Fund Services, LLC

Item 32(a)	Foreside Fund Services, LLC (the Distributor) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	AB Active ETFs, Inc.
2.	ABS Long/Short Strategies Fund
3.	Absolute Shares Trust
4.	Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.	AdvisorShares Trust
6.	AFA Multi-Manager Credit Fund
7.	AGF Investments Trust
8.	AIM ETF Products Trust
9.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.	Alpha Intelligent Large Cap Growth ETF, Series of Listed Funds Trust
11.	Alpha Intelligent Large Cap Value ETF, Series of Listed Funds Trust
12.	AlphaCentric Prime Meridian Income Fund
13.	American Century ETF Trust
14.	Amplify ETF Trust
15.	Applied Finance Core Fund, Series of World Funds Trust
16.	Applied Finance Explorer Fund, Series of World Funds Trust
17.	Applied Finance Select Fund, Series of World Funds Trust
18.	ARK ETF Trust
19.	ASYMmetric ETFs Trust
20.	B.A.D. ETF, Series of Listed Funds Trust
21.	Bitwise Funds Trust
22.	Bluestone Community Development Fund
23.	BondBloxx ETF Trust
24.	Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.	Bridgeway Funds, Inc.
26.	Brinker Capital Destinations Trust
27.	Brookfield Real Assets Income Fund Inc.
28.	Build Funds Trust

29.	Calamos Convertible and High Income Fund
30.	Calamos Convertible Opportunities and Income Fund
31.	Calamos Dynamic Convertible and Income Fund
32.	Calamos Global Dynamic Income Fund
33.	Calamos Global Total Return Fund
34.	Calamos Strategic Total Return Fund
35.	Carlyle Tactical Private Credit Fund
36.	Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
37.	Cboe Vest S&P 500 Dividend Aristocrats Target Income Fund, Series of World Funds Trust
38.	Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
39.	Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
40.	Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
41.	Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
42.	Center Coast Brookfield MLP & Energy Infrastructure Fund
43.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
44.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
45.	Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
46.	Clifford Capital International Value Fund, Series of World Funds Trust
47.	Clifford Capital Partners Fund, Series of World Funds Trust
48.	Cliffwater Corporate Lending Fund
49.	Cliffwater Enhanced Lending Fund
50.	Cohen & Steers Infrastructure Fund, Inc.
51.	Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
52.	CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
53.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
54.	Curasset Capital Management Core Bond Fund, Series of World Funds Trust
55.	Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
56.	Davis Fundamental ETF Trust
57.	Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
58.	Defiance Digital Revolution ETF, Series of ETF Series Solutions
59.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
60.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
61.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
62.	Defiance Quantum ETF, Series of ETF Series Solutions
63.	Direxion Shares ETF Trust
64.	Dividend Performers ETF, Series of Listed Funds Trust
65.	Dodge & Cox Funds
66.	DoubleLine ETF Trust
67.	DoubleLine Opportunistic Credit Fund
68.	DoubleLine Yield Opportunities Fund
69.	Eaton Vance NextShares Trust
70.	Eaton Vance NextShares Trust II
71.	EIP Investment Trust
72.	Ellington Income Opportunities Fund
73.	Esoterica Thematic ETF Trust
74.	ETF Opportunities Trust
75.	Evanston Alternative Opportunities Fund
76.	Exchange Listed Funds Trust
77.	Fiera Capital Series Trust
78.	FlexShares Trust
79.	Forum Funds
80.	Forum Funds II
81.	Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
82.	Grayscale Future of Finance ETF, Series of ETF Series Solutions
83.	Grizzle Growth ETF, Series of Listed Funds Trust
84.	Guinness Atkinson Funds
85.	Harbor ETF Trust
86.	Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
87.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

88.	IDX Funds
89.	Innovator ETFs Trust
90.	Ironwood Institutional Multi-Strategy Fund LLC
91.	Ironwood Multi-Strategy Fund LLC
92.	John Hancock Exchange-Traded Fund Trust
93.	Kelly Strategic ETF Trust
94.	LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
95.	LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
96.	LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
97.	LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
98.	Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.	Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.	Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.	Manor Investment Funds
103.	Merk Stagflation ETF, Series of Listed Funds Trust
104.	Milliman Variable Insurance Trust
105.	Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.	Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.	Morgan Creek-Exos Active SPAC Arbitrage ETF
109.	Morningstar Funds Trust
110.	OTG Latin American Fund, Series of World Funds Trust
111.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
112.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
113.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
114.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
115.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
116.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
117.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
118.	Palmer Square Opportunistic Income Fund
119.	Partners Group Private Income Opportunities, LLC
120.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
121.	Perkins Discovery Fund, Series of World Funds Trust
122.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.	Plan Investment Fund, Inc.
124.	PMC Funds, Series of Trust for Professional Managers
125.	Point Bridge America First ETF, Series of ETF Series Solutions
126.	Preferred-Plus ETF, Series of Listed Funds Trust
127.	Putnam ETF Trust
128.	Quaker Investment Trust
129.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.	Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
131.	Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.	Renaissance Capital Greenwich Funds
134.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
135.	Reynolds Funds, Inc.
136.	RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
137.	RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
138.	RMB Investors Trust
139.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.	Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.	Roundhill Cannabis ETF, Series of Listed Funds Trust
143.	Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
144.	Roundhill MEME ETF, Series of Listed Funds Trust
145.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.	Roundhill Video Games ETF, Series of Listed Funds Trust
147.	Rule One Fund, Series of World Funds Trust

148.	Salient MF Trust
149.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.	SHP ETF Trust
153.	Six Circles Trust
154.	Sound Shore Fund, Inc.
155.	Sparrow Funds
156.	Spear Alpha ETF, Series of Listed Funds Trust
157.	STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.	STF Tactical Growth ETF, Series of Listed Funds Trust
159.	Strategy Shares
160.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.	Syntax ETF Trust
162.	Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
163.	The Community Development Fund
164.	The Finite Solar Finance Fund
165.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
166.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.	Third Avenue Trust
168.	Third Avenue Variable Series Trust
169.	Tidal ETF Trust
170.	Tidal Trust II
171.	TIFF Investment Program
172.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.	Timothy Plan International ETF, Series of The Timothy Plan
175.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.	Total Fund Solution
179.	Touchstone ETF Trust
180.	TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
181.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
183.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.	TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
196.	U.S. Global Investors Funds
197.	Union Street Partners Value Fund, Series of World Funds Trust
198.	Variant Alternative Income Fund
199.	Variant Impact Fund
200.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
203.	VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
204.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
205.	VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
206.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

207.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
208.	VictoryShares Protect America ETF, Series of Victory Portfolios II
209.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
210.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
212.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
216.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
218.	VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
219.	VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
220.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
221.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
222.	VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
223.	Walthausen Funds
224.	West Loop Realty Fund, Series of Investment Managers Series Trust
225.	WisdomTree Trust
226.	WST Investment Trust
227.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributors, the Registrant’s underwriter. The Distributors main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Teresa Cowan	Three Canal Plaza, Suite 100, Portland, ME 04101	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	Three Canal Plaza, Suite 100, Portland, ME 04101	Treasurer	None

(c)	Not applicable

Item 33. Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Administrator	Tidal ETF Services LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204

Registrant’s Sub-Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

Registrant’s Custodian	U.S. Bank National Association 1555 North River Center Drive Milwaukee, Wisconsin 53212

Registrant’s Principal Underwriter	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Registrant’s Investment Adviser	Tidal Investments LLC 234 West Florida Street, Suite 203 Milwaukee, Wisconsin 53204

Registrant’s Sub-Adviser	Leatherback Asset Management, LLC 2000 PGA Boulevard, Suite 4440 Palm Beach Gardens, Florida 33408

Registrant’s Sub-Adviser	Robasciotti & Associates, Inc., doing business as Adasina Social Capital 870 Market Street, Suite 1275 San Francisco, California 94102

Registrant’s Sub-Adviser	Gotham Asset Management, LLC 825 Third Avenue, Suite 1750 New York, New York 10022

Registrant’s Sub-Adviser	ShariaPortfolio, Inc. 1331 S. International Parkway, Suite 2291 Lake Mary, Florida 32746

Registrant’s Sub-Adviser	Sound Income Strategies, LLC 500 West Cypress Creek Road, Suite 290 Fort Lauderdale, Florida 33309

Registrant’s Sub-Adviser	Acruence Capital, LLC 8111 Preston Rd., Suite 500 Dallas, Texas 75225-6339

Registrant’s Sub-Adviser	Robinson Capital Management, LLC 63 Kercheval Avenue, Suite 111 Grosse Pointe Farms, Michigan 48236

Registrant’s Sub-Adviser	ZEGA Financial, LLC 3801 PGA Boulevard, Suite 600 Palm Beach Gardens, Florida 33410

Registrant’s Sub-Adviser	FolioBeyond, LLC 1050 Park Avenue, Suite 6A New York, New York 10028

Registrant’s Sub-Adviser	Armada ETF Advisors LLC 2 Enterprise Drive, Suite 406 Shelton, Connecticut 06484

Registrant’s Sub-Adviser	Newday Funds, Inc. 698 Hawthorne Drive Tiburon, California 94920

Registrant’s Sub-Adviser	Ionic Capital Management LLC 475 Fifth Avenue, 9th Floor New York, New York 10017

Registrant’s Sub-Adviser	Unlimited Funds Inc. 222 Broadway, 20th Floor New York City, New York 10038

Registrant’s Sub-Adviser	Curran Financial Partners, LLC 672 Marina Drive, Suite 108 Charleston, South Carolina 29492

Registrant’s Sub-Adviser	Academy Asset Management, LLC d/b/a Academy Asset Management 622 3rd Avenue, 12th Floor New York, New York 10017

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Post-Effective Amendment No. 220 to its Registration Statement on Form N-1A under Rule 485(b) under the Securities Act and the Registrant has duly caused this Post-Effective Amendment No. 220 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee, State of Wisconsin, on June 24, 2024.

Tidal ETF Trust

By:	/s/ Eric W. Falkeis
Eric W. Falkeis
President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 220 to the Registrant’s Registration Statement has been signed below by the following persons in the capacities indicated on June 24, 2024.

Signature		Title

/s/ Eric W. Falkeis		President (principal executive officer), Trustee and Chairman
Eric W. Falkeis

*Dusko Culafic		Trustee
Dusko Culafic

*Mark H. W. Baltimore		Trustee
Mark H. W. Baltimore

*Eduardo Mendoza		Trustee
Eduardo Mendoza

/s/ Aaron Perkovich		Treasurer (principal financial officer and principal accounting officer)
Aaron Perkovich

By:	/s/ Eric W. Falkeis
Eric W. Falkeis, Attorney-in-Fact

*Pursuant to Powers of Attorney filed previously.

Exhibit Index

Exhibit No.	Description
(g)(1)(24)	Twenty-Fourth Amendment to the Custody Agreement
(h)(iv)(vi)(1)	First Amendment to the Fee Waiver Agreement (SoFi Select 500 ETF and SoFi Next 500 ETF)
(h)(iv)(xxvi)	Rule 12d1-4 Fund of Funds Investment Agreement
(i)(xxxii)	Consent of Counsel
(j)	Consent of Independent Registered Accounting Firm
(p)(vi)	Code of Ethics for Adasina
(p)(vii)	Code of Ethics for Gotham
(p)(xvi)	Code of Ethics for Unlimited
(p)(xvii)	Code of Ethics for Curran Financial Partners LLC